MORGAN STANLEY DEAN WITTER
SELECT DIMENSIONS
INVESTMENT SERIES

[LOGO]

ANNUAL REPORT
DECEMBER 31, 1999

                         MORGAN STANLEY DEAN WITTER

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
TABLE OF CONTENTS

Letter to the Shareholders..................................     1
Portfolio of Investments:
    Money Market............................................    22
    North American Government Securities....................    25
    Diversified Income......................................    27
    Balanced Growth.........................................    38
    Utilities...............................................    41
    Dividend Growth.........................................    45
    Value-Added Market......................................    48
    Growth..................................................    57
    American Opportunities..................................    59
    Mid-Cap Equity..........................................    64
    Global Equity...........................................    66
    Developing Growth.......................................    71
    Emerging Markets........................................    75
Financial Statements:
    Statement of Assets and Liabilities.....................    82
    Statement of Operations.................................    84
    Statement of Changes in Net Assets......................    86
Notes to Financial Statements...............................    91
Financial Highlights........................................   100
Report of Independent Accountants...........................   104

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
MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS      TWO WORLD TRADE CENTER,
INVESTMENT SERIES                                 NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999

DEAR SHAREHOLDER:

During the 12-month period ended December 31, 1999, many of the world's major equity markets posted solid gains, while the fixed-income markets suffered declines as the result of a resurgent global economy and the renewed threat of inflation.

DOMESTIC EQUITY MARKET OVERVIEW

Calendar year 1999 began much as 1998 ended, with expectations for modest, below-trend global economic growth accompanied by a continued deceleration of inflation. Against this backdrop the same sectors that had led in 1998 (financial, retail, internet and technology) outperformed in early 1999.

By the second quarter of the year, however, the markets began to recognize that the foundation for a synchronized global economic recovery was in place. Initially this realization sparked a rotation out of the domestic growth stocks that had led the market for the past two years to long-ignored economically sensitive groups such as basic cyclicals, energy services and capital goods.

As the third quarter began, it became clearer to the financial markets that the economic recovery was gaining enough traction to warrant a change in the favorable monetary policy that had graced the capital markets since 1994. During the summer, the Federal Reserve Board raised interest rates two times, pressuring the equity and bond markets downward. Industry sectors that were particularly penalized by the market correction included interest-rate-sensitive groups, consumer issues and health care. The technology sector suffered only a mild correction. Economically sensitive groups, which performed well during the second quarter, declined significantly because of the Federal Reserve's attempts to temper the economy's strength.

Market sentiment shifted again during the fourth quarter as investors assumed that the Fed would tighten rates only once more in order to

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

achieve its aim of slowing economic growth. Although the equity markets reacted positively to this change in sentiment, the market's breadth remained poor, with only the technology sector skyrocketing ahead.

GLOBAL EQUITY MARKET OVERVIEW

Despite interest rate increases by the U.S. Federal Reserve, the European Central Bank and the Bank of England, markets rallied as investors interpreted the actions to be a "taking back" of the liquidity injection that had occurred after the near collapse of a major hedge fund in 1998. The interest rate hikes were perceived to be a normalization of monetary conditions instead of a new cycle of tightenings designed to combat inflationary forces. The strong rally in U.S. technology stocks broadened to become a global technology rally as high-tech shares advanced in Europe, Japan and Asia.

JAPAN AND ASIA

The strong performance of the Japanese market slowed as investors worried that a strengthening yen would stall the pace of economic recovery. After two strong quarterly GDP reports, the Japanese economy appeared to have weakened a bit in the fourth quarter. The key debate continues to center around whether the economy has begun a sustainable recovery or if it needs another spark from an additional government fiscal stimulus. In the meantime, corporations continue to announce restructuring measures aimed at increasing profitability. The flow of private investments by large multinationals is an encouraging trend that illustrates the long-term potential for Japanese assets. In Asia, high-tech shares performed well as global demand remained firm for semiconductors and computer components. China remains a key focus as its slumping economy rebounds and investors try to identify the likely beneficiaries of acceptance into the World Trade Organization.

EUROPE

European equity markets endured some currency-related volatility as the highly touted euro slid briefly below parity with the dollar before starting to recoup its losses during the fourth quarter. Meanwhile, the German economy started to show some positive momentum as business confidence surveys reflected increased activity. Anecdotal news reports point to a broadening of economic recovery across the region. Telecommunications stocks provided excitement as a series of mergers and acquisitions drove positive sentiment.

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

LATIN AMERICA

Latin markets, which had been laggards throughout 1999, started to break out of their malaise in the fourth quarter. The combination of stronger global economic growth, receding Y2K fears and firmer commodity prices sparked a rebound in Latin American equity prices. We believe the region appears poised to perform well in 2000 as global growth accelerates, Brazil rebounds from its economic slump and higher oil prices improve Mexico's fiscal accounts.

FIXED-INCOME MARKET OVERVIEW

The U.S. economy continued its path of strength throughout 1999, propelled by a rising stock market, low inflation and unemployment, and a recovery in many overseas economies. The domestic economy's sustained vitality led to steadily higher interest rates during the year. With renewed strength in the world economy and the threat of domestic inflation looming, the Federal Reserve Board raised the federal-funds rate twice in the third quarter and again in November, to 5.50 percent. These moves effectively reversed the three-step rate reduction of the previous year. If the U.S. economy continues to grow and unemployment remains low in the months ahead, the Fed may feel it needs to continue on its path of a tighter monetary policy to combat potential inflationary pressures.

Interest rates on long-term U.S. Treasuries were highly volatile over the course of the year. The yield on the five-year Treasury note rose 180 basis points, to
6.34 percent, while the yield on the 30-year Treasury bond climbed 139 basis points, to 6.48 percent.

GLOBAL FIXED-INCOME MARKET OVERVIEW

During 1999 the performance of the investment-grade global markets was disappointing. In contrast to the prior fiscal year, when U.S. bond yields reached their lowest levels in decades, the U.S. 10-year Treasury-note yield rose by 142 basis points. Prices in many European bond markets reached new highs during the first half of the fiscal year but eventually succumbed to accelerating economic growth. Moreover, the continuing strength of the U.S. dollar relative to most investment-grade currencies resulted in currency losses for most nondollar-denominated investments. Emerging markets enjoyed significant recoveries from the depressed levels reached during the Asian and Russian debt crises.

The U.S. and other high-grade government markets had been prime beneficiaries of the flight to quality during the period through early October 1998. As normalcy returned to the global financial markets and economic growth reaccelerated, market participants sold their bonds, partly to seek

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

higher returns from equities but also out of fear that faster economic growth would cause inflation to pick up. This fear was accentuated by rising prices for oil and industrial commodities as the fiscal year progressed. This environment turned out to be especially favorable for the U.S. dollar and the Japanese yen, at the expense of investments denominated in other currencies.

There were a few brighter spots in the investment-grade markets. The spreads between mortgage-bond yields and Treasury-note yields narrowed, as did the spreads between various European bond yields and German government yields. This provided a relative performance opportunity to switch into the better-performing markets. A few of these, most notably the Greek government market and intermediate-maturity Norwegian notes, went up in price despite the global trend. Moreover, several of the European currencies held up better than the core European ones that coalesced into the new euro on January 1, 1999.

AMERICAN OPPORTUNITIES PORTFOLIO

For the 12-month period ended December 31, 1999, the American Opportunities Portfolio produced a total return of 55.81 percent, compared to 21.04 percent for the S&P 500. The accompanying chart compares the performance of the Portfolio to that of the S&P 500.

Throughout the first quarter of 1999, the Portfolio maintained an emphasis on domestically oriented companies that we believed would benefit from the relative strength of the U.S. economy. Market leaders during this period included financial companies, select steady growth technology groups and consumer cyclicals.

During the second quarter, the equity market underwent a major rotation leading to steady growth stocks falling out of favor. Groups such as health care posted declines during this period, while retailers and financials significantly underperformed the overall market. The Portfolio, which utilizes a

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: AMERICAN OPPORTUNITIES     FUND        S&P 500 (3)
($ IN THOUSANDS)
Nov. 1994                                      $10,000          $10,000
Dec. 1994                                      $10,069           $9,916
Dec. 1995                                      $13,991          $13,639
Dec. 1996                                      $15,803          $16,769
Dec. 1997                                      $20,848          $22,362
Dec. 1998                                      $27,266          $28,752
Dec. 1999                                  $42,482 (2)          $34,801
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                          5 YEAR  SINCE INCEPTION
55.81%(1)                                    33.36%(1)        32.49%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

top-down sector-rotation discipline to select industries expected to have the strongest relative earnings based on our economic outlook, reoriented itself to emphasize groups with greater global exposure. Given our more favorable outlook for worldwide growth, we overweighted the Portfolio in basic cyclicals, capital goods and technology stocks and reduced our commitments to consumer staples, financials and health care.

While breadth or group participation narrowed sharply during the second quarter of 1999, the market posted overall positive returns for the period. However, this was not the case in the third quarter, which ended the period down and resulted in a further narrowing in market breadth. The market reacted negatively to the Federal Reserve's shift toward a series of rate hikes in its attempt to slow the rate of economic growth. Within this context, the Portfolio reduced its exposure to sectors with less economic sensitivity. The proceeds were not redeployed until the market had stabilized later in the quarter. This strategy benefited the Portfolio's relative performance during this period of high market volatility.

With investors believing that the Federal Reserve would remain on the sidelines until after the new year, the market rebounded sharply in the fourth quarter, but within a narrow range. Technology groups -- particularly those related to the new economy -- far outperformed the broader market. One reason for this lopsided rebound was the unusual nature of the global economic recovery, which has yet to accelerate business for the basic cyclical and capital goods companies that have traditionally benefited during the early stages of a recovery. Instead, demand has focused on technology companies, particularly those with products that serve e-commerce and expanding bandwidth needs. During the fourth quarter, the Portfolio's performance benefited from its increased exposure to these companies.

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

BALANCED GROWTH PORTFOLIO

For the 12-month period ended December 31, 1999, the Balanced Growth Portfolio produced a total return of 3.52 percent versus 21.04 percent for the S&P 500 and -0.82 percent for the Lehman Brothers Aggregate Bond Index. The accompanying chart compares the performance of the Portfolio to that of the S&P and Lehman indexes.

The Portfolio's asset mix as of
December 31, 1999, was 65 percent
equities and 35 percent fixed-income
securities. The equity segment was
relatively fully invested, with 27
common stocks of large-capitalization
companies spread among 24 industry
groups. During this period, positions
in Keycorp, Minnesota Mining &
Manufacturing, Phelps Dodge and United
Technologies were initiated and
positions in Banc One, Raytheon,
Tenneco and Timken were liquidated.

During the year, we increased the
weighting of mortgage-backed securities
in the portfolio by reducing the
exposure to corporate bonds. As cash
flow and proceeds from sales permitted,
we purchased current-coupon mortgages
at very attractive levels, enhancing
the Portfolio's prospects for higher
total returns. This reallocation of
assets was made as interest-rate
spreads on mortgage-backed securities
narrowed over the course of the year,
helping to mitigate some of the
detrimental effects on the portfolio of
the rising-interest-rate environment.
As of December 31, 1999, the
Portfolio's fixed-income assets were
invested as follows: 62 percent in
mortgage-backed securities, 20 percent
in U.S. Treasuries, 6 percent in U.S.
agency obligations, 3 percent in U.S. corporate obligations and the remaining 9 percent in cash equivalents.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: BALANCED GROWTH     FUND        S&P 500 (3)    LEHMAN (4)
($ IN THOUSANDS)
Nov. 1994                               $10,000          $10,000     $10,000
Dec. 1994                               $10,060           $9,916     $10,069
Dec. 1995                               $12,359          $13,639     $11,929
Dec. 1996                               $14,033          $16,769     $12,362
Dec. 1997                               $16,542          $22,362     $13,555
Dec. 1998                               $18,926          $28,752     $14,733
Dec. 1999                           $19,591 (2)          $34,801     $14,612
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                   5 YEAR  SINCE INCEPTION
3.52%(1)                              14.26%(1)        13.97%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lehman Brothers Aggregate Bond Index tracks the performance of all U.S. Government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage backed securities and asset backed securities. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

DEVELOPING GROWTH PORTFOLIO

For the 12-month period ended December 31, 1999, the Developing Growth Portfolio produced a total return of 92.52 percent versus 21.26 percent for the Russell 2000 Index. The accompanying chart compares the performance of the Portfolio to that of the Russell index.

Across the board, equity markets posted double-digit returns for 1999, but it was the explosive performance of technology-related companies that allowed the Nasdaq Composite Index to post a return of 85.59 percent. Recognizing the unprecedented momentum in Internet infrastructure and software-related companies, the Portfolio maintained a weighting of more than 40 percent in technology. While it is impossible to expect the same returns that the Portfolio has delivered over the past year, we believe that attractive investment opportunities will continue to arise in the years ahead.

As of December 31, the top ten
industries represented in the Portfolio
were Internet services (12.7 percent),
computer software (12.0 percent),
telecommunications (5.5 percent),
electronic production equipment (5.0
percent), E.D.P. services (3.7
percent), biotechnology (3.2 percent),
medical specialties (2.9 percent),
semiconductors (2.6 percent),
advertising (2.5 percent) and specialty
chemicals (2.3 percent).

In 2000, the Portfolio expects to
continue focusing on both the
technology and the health-care sectors.
Specifically, the Portfolio anticipates
emphasizing biotechnology, wireless
telecommunications and Internet
infrastructure. As we enter the first
half of 2000 we are mindful of the
possibility of further increases in
interest rates. Thus we continue to
screen current holdings and new
investments for any impact that a
higher-rate environment might bring.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: DEVELOPING GROWTH     FUND      RUSSELL 2000 (3)
($ IN THOUSANDS)
Nov. 1994                                 $10,000          $10,000
Dec. 1994                                 $10,158           $9,905
Dec. 1995                                 $15,365          $12,800
Dec. 1996                                 $17,355          $14,911
Dec. 1997                                 $19,745          $18,245
Dec. 1998                                 $21,530          $17,780
Dec. 1999                             $41,449 (2)          $21,560
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                     5 YEAR  SINCE INCEPTION
92.52%(1)                               32.48%(1)        31.86%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Russell 2000 Index is a capitalization weighted index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

DIVERSIFIED INCOME PORTFOLIO

For the 12-month period ended December 31, 1999, the Diversified Income Portfolio produced a total return of -1.83 percent versus 0.39 percent for the Lehman Brothers Government/Corporate Intermediate Bond Index. The accompanying chart compares the performance of the Portfolio to that of the Lehman index.

GLOBAL SHORT-TERM BOND COMPONENT. With rising U.S. interest rates putting pressure on global investment-grade bonds, the average maturity of the global bond component was kept at around two years. As opportunities developed in the Scandinavian markets, funds were swapped out of the United States and core European markets into Sweden and Norway. These Scandinavian investments also dampened the impact of the decline in the euro relative to the U.S. dollar, because the Swedish and Norwegian currencies were perceived to be somewhat less vulnerable to the surge in the dollar against the currencies of most developed countries.

On December 31, approximately 68
percent of the global component was
invested in European markets
(approximately 11 to 14 percent each in
Norway, Denmark, Germany, the
Netherlands and the United Kingdom). A
portion of the European currency
exposure was hedged to lessen the
effect of currency fluctuations. The
remaining portion was invested
primarily in the United States. This
component remained invested in
securities rated AA or better with
maturities of three years or less from
the date of purchase.

U.S. GOVERNMENT/MORTGAGE COMPONENT. As
spreads tightened, we increased our
mortgage holdings to enhance the
Portfolio's prospects for higher total
return. Despite the negative effects of
the year's "bear market" in U.S.
Treasuries, the narrowing spreads of
the mortgage positions helped to
mitigate these effects. As of
December 31, 1999, this component's
assets were invested as follows: 71
percent in mortgage-backed securities,
19 percent in U.S. agency obligations
and the remaining 10 percent in
Treasuries.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: DIVERSIFIED INCOME     FUND        LEHMAN (3)
($ IN THOUSANDS)
Nov. 1994                                  $10,000          $10,000
Dec. 1994                                  $10,076          $10,035
Dec. 1995                                  $10,777          $11,573
Dec. 1996                                  $11,806          $12,042
Dec. 1997                                  $12,788          $12,990
Dec. 1998                                  $13,328          $14,086
Dec. 1999                              $13,084 (2)          $14,141
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                      5 YEAR  SINCE INCEPTION
-1.83% (1)                               5.36% (1)        5.37% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers Mutual Fund Government/Corporate Intermediate Bond Index tracks the performance of government and corporate bonds, including U.S. Government agency and U.S. Treasury securities and corporate and yankee bonds with maturities of 1 to 10 years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

HIGH-YIELD BOND COMPONENT. As 1999 ended, the high-yield market had yet to rebound from the woes that first beset that sector in late 1998. At that time, concerns about the potential effects of foreign-market crises on the U.S. economy led investors to seek the relative safety of U.S. government securities over more economically sensitive investments, resulting in a sharp correction in the high-yield bond market. Fears about the foreign-market crises have now been replaced by concerns over potential inflation and ongoing credit-tightening actions by the Fed. While the high-yield market held up better than most other fixed-income markets during 1999, it clearly remains quite weak because of the depressed bond market environment that exists today. As a result, yields on lower-rated corporate bonds are approaching their highest and most attractive levels in nearly a decade, providing a significant yield advantage over Treasuries.

The high-yield component maintained a position in the more defensive, higher-quality end of the high-yield market, which held up well in this period's volatile environment. Despite these defensive holdings, however, the component's more significant, long-term core position in the B-rated sector was adversely affected by the past year's weak market environment. We continue to emphasize industry sectors that have historically proven to be somewhat predictable, recession resistant or growth oriented, such as cable television, cellular, food and beverages, media, supermarkets and telecommunications. We believe these industry groups are poised to perform well over the next year. We also expect to see continued consolidation and merger activity within these industries, which should result in improved credit quality for many of these industries' players. We continue to focus primarily on domestic companies, given the favorable outlook for sustained growth in the U.S. economy, and are avoiding the emerging high-yield international markets at this time, because of the relatively high degree of uncertainty and volatility associated with many of these markets over the past few years.

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

DIVIDEND GROWTH PORTFOLIO

For the 12-month period ended December 31, 1999, the Portfolio returned 0.53 percent to shareholders versus 21.04 percent for the S&P 500. The accompanying chart compares the performance of the Portfolio to that of the S&P 500.

On December 31, the Portfolio was relatively fully invested. During the period, the Portfolio's assets were reallocated to reflect a more accurate use of the dividend-growth discipline. To implement this, several positions were partially liquidated to fund the purchase of additional equity positions. In an effort to gain some exposure to the technology sector boom that had boosted the markets during the period, a position in Hewlett-Packard was initiated, while positions in Atlantic Richfield, SmithKline Beecham, Tenneco and U.S. West were liquidated. At the end of the fiscal year, the Portfolio was invested in 94 common stocks spread among 52 industry groups.

We believe that the Portfolio's
underperformance relative to its
benchmark was largely due to its
limited exposure to high-technology
stocks and its underweighting in the
financial sector. Technology stocks now
constitute 30 percent of the market cap
of the S&P 500, while financials
represent 13 percent. The significance
of the technology sector is further
underscored by the fact that it
accounted for roughly 70 percent of the
performance of the S&P 500.
High-technology stocks generally pay
little if any dividends and therefore
are not included in the Portfolio.
While the Portfolio's tilt toward yield
may have dampened its relative
performance slightly, this same
prejudice toward income provided a
degree of stability amid the market
volatility that occurred over the past
year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: DIVIDEND GROWTH     FUND        S&P 500 (3)
($ IN THOUSANDS)
Nov. 1994                               $10,000          $10,000
Dec. 1994                                $9,995           $9,916
Dec. 1995                               $14,005          $13,639
Dec. 1996                               $17,435          $16,769
Dec. 1997                               $21,990          $22,362
Dec. 1998                               $26,329          $28,752
Dec. 1999                           $26,468 (2)          $34,801
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                   5 YEAR  SINCE INCEPTION
0.53%(1)                              21.50%(1)        20.84%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

EMERGING MARKETS PORTFOLIO

For the 12-month period ended December 31, 1999, the Emerging Markets Portfolio's total return was 83.53 percent compared to 67.11 percent for the International Finance Corporation Emerging Markets Composite Total Return Index
(IFCI). The accompanying chart compares the performance of the Portfolio to that of the IFCI.

The emerging equity markets rallied during the Portfolio's fiscal year, reflecting the improved outlook for Asia and Latin America. Stock prices jumped early in 1999 on the back of rebounding commodity prices, stability in Brazil and lower interest rates, which have created a more optimistic outlook for global economic growth. Despite concerns about higher U.S. interest rates, the emerging markets were encouraged by favorable news regarding signs of stronger economic growth in Japan and Europe.

The Portfolio has generally reduced its
exposure to interest-rate-sensitive
stocks and is currently focused on
cyclical growth plays. With respect to
specific Asian country allocations, the
Portfolio was overweighted in Korea and
Taiwan, because of improved prospects
in those markets for a stronger than
expected economic recovery. The
Portfolio had no exposure to Malaysia,
because of ongoing capital controls on
foreign investors, nor to Indonesia,
reflecting its continued political
risk. Other Asian holdings were
relatively neutral. In Latin America,
the Portfolio overweighted Mexico,
where earnings prospects are relatively
sound, and Brazil, which we believe is
poised to enjoy an economic rebound in
2000. The Portfolio maintained an
underweighted allocation to Chile
because of the weakness in copper
prices and concerns about its currency.
In eastern Europe, Poland and Hungary
were overweighted on account of their
positive economic outlooks. The
Portfolio raised its position in South
Africa and was neutrally weighted at
the end of the period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: EMERGING MARKETS     FUND         IFCI (3)
($ IN THOUSANDS)
Nov. 1994                                $10,000          $10,000
Dec. 1994                                $10,057           $8,740
Dec. 1995                                $10,000           $8,004
Dec. 1996                                $11,769           $8,754
Dec. 1997                                $11,918           $7,464
Dec. 1998                                 $8,458           $5,821
Dec. 1999                            $15,523 (2)           $9,728
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                    5 YEAR  SINCE INCEPTION
83.53% (1)                             9.07% (1)        8.93% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The International Finance Corporation Emerging Markets Total Returns Index
    (IFCI) is designed to measure more precisely the returns foreign portfolio investors might receive from investing in baskets of stocks that were legally and practically available to them in the emerging markets of Latin America, East Asia, South Asia, Europe, the Mideast and Africa. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

As of December 31, 1999, the Portfolio was fully invested, with a cash position of less than 0.1 percent. Its largest country allocations were South Korea (15.2 percent), Taiwan (12.3 percent), Mexico (12.2 percent), South Africa (11.6 percent), Brazil (11.0 percent), Turkey (7.5 percent), India (6.1 percent) and Greece (5.1 percent).

GLOBAL EQUITY PORTFOLIO

For the 12-month period ended December 31, 1999, the Global Equity Portfolio produced a total return of 34.14 percent, compared to 24.93 percent for the MSCI World Index. The accompanying chart compares the performance of the Portfolio to that of the MSCI index.

As of December 31, the Portfolio's
assets were allocated as follows: 38.8
percent in the United States
(underweighted versus the MSCI World
Index), 36.5 percent in Europe
(overweighted), 15.7 percent Japan
(overweighted), 3.6 percent Asia
(overweighted), 1.0 percent Latin
America (overweighted), 4.3 percent in
other regions and the remaining 0.1
percent in cash. The overweighted
positions in Japan and Asia contributed
significantly to the Portfolio's
performance. As of December 31, the
Portfolio's top 10 holdings included
Cisco Systems, Sony, Gateway,
Telefonica Espana, Sun Microsystems and
General Motors.

Looking ahead, we anticipate that the
combination of stronger global growth
and low inflation will make for a
positive environment for the global
equity markets.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: GLOBAL EQUITY     FUND      MSCI WORLD IX (3)
($ IN THOUSANDS)
Nov. 1994                             $10,000            $10,000
Dec. 1994                              $9,970             $9,854
Dec. 1995                             $11,342            $11,869
Dec. 1996                             $12,639            $13,500
Dec. 1997                             $13,733            $15,628
Dec. 1998                             $15,809            $19,431
Dec. 1999                         $21,205 (2)            $24,276
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                 5 YEAR    SINCE INCEPTION
34.14%(1)                           16.29%(1)          15.74%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International World Index (MSCI) measures performance from a diverse range of global stock markets including the U.S., Europe, Australia, New Zealand, and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the index. The index does not take into account the Fund's expenses, fees, or charges. The index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

GROWTH PORTFOLIO

For the 12-month period ended December 31, 1999, the Growth Portfolio posted a total return of 39.10 percent versus 21.04 percent for the S&P 500. The accompanying chart compares the performance of the Portfolio to that of the S&P 500.

Morgan Stanley Dean Witter Investment Management Inc., the Portfolio's sub-advisor, continues to utilize bottom-up fundamental company analysis. At year-end the Portfolio held positions in about 80 stocks, with the top 10 holdings accounting for nearly 39 percent of total assets. The Portfolio reflects a mix of classic growth stocks such as Microsoft, Cisco Systems, General Electric, Home Depot and less well-known growth names such as Tyco International, Clear Channel Communications and United Technologies.

According to the sub-advisor, performance was primarily attributable to stock selection rather than sector allocation. Performance was broadbased, with no single stock accounting for more than 10 percent of overall performance. In addition, much of the Portfolio's outperformance in 1999 was attributable to avoiding companies with deteriorating fundamentals.

Among the Portfolio's largest holdings,
the sub-advisor believes Tyco remains
an undervalued and misunderstood growth
stock. Fears of accounting
irregularities prompted by a short
seller's report and a subsequently
announced informal SEC inquiry resulted
in a 22 percent decline in the stock's
price in the fourth quarter (although
Tyco was up 5 percent for the year).
The sub-advisor continues to believe in
the management of this company and in
the growth of the company's underlying
cash flows. Despite the recent stock
decline, Tyco has continued to
outperform analysts' expectations for
earnings and cash flow during the
second half of 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: GROWTH        FUND        S&P 500 (3)
($ IN THOUSANDS)
Nov. 1994                         $10,000          $10,000
Dec. 1994                         $10,067           $9,916
Dec. 1995                         $11,405          $13,639
Dec. 1996                         $14,091          $16,769
Dec. 1997                         $17,343          $22,362
Dec. 1998                         $19,636          $28,752
Dec. 1999                     $27,314 (2)          $34,801
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                             5 YEAR  SINCE INCEPTION
39.10% (1)                     22.10% (1)       21.58% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

Clear Channel Communications, another large holding, continues to reap the cash flow rewards of operating and consolidating its radio, outdoor advertising and television businesses. Over the past few years, Clear Channel has become a dominant player in global media. Its strong management team continues to find ways to expand the company's platform in ways that are beneficial to the wealth of its stockholders. The pending AMFM Inc. acquisition is another move that is expected to further consolidate the radio industry to the advantage of Clear Channel. The sub-advisor believes that the embedded Internet opportunity within Clear Channel, a theme common to many of the Portfolio's holdings, could drive growth in ways not yet fully appreciated. As such, the Portfolio continues to overweight the broadcasting group.

United Technologies is another top-ten holding of the Portfolio. According to the sub-advisor, this old-economy company has consistently provided 15 percent-plus annual earnings growth despite its Asian exposure in 1998 and its commercial aerospace exposure in 1999. The company is embracing the Internet, including a joint venture with a company that will help them put Internet-based advertisements in elevators.

Warner-Lambert performed well in 1999 despite overall weakness in the large-cap pharmaceutical universe. The sub-advisor continues to believe in the stock's value as part of its impending merger with Pfizer.

The sub-advisor believes that the Portfolio is well positioned for the current economic environment. The Portfolio is about market weighted in technology and also owns some nontechnology stocks that the sub-advisor believes will benefit from the growth of the Internet and the impact it will have on other companies. The sub-advisor is a believer in the new economy but remains convinced that there are many old-economy companies that will also benefit from the Internet.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

MID-CAP EQUITY PORTFOLIO

The 12-month period ended December 31, 1999, proved to be a rewarding one for the Mid-Cap Equity Portfolio. During this period, the Portfolio was up 92.10 percent versus a 14.72 percent increase for the S&P 400 Midcap Index. The accompanying chart compares the performance of the Portfolio to that of the S&P index.

The Portfolio's top sector weighting as of December 31 was services at 34.1 percent, followed by technology at 28.2 percent and consumer with 18.5 percent. Finance remains the lowest weighted among the Portfolio's five core growth sectors with only 5.1 percent, because of the lingering pricing pressure confronting most of the companies in this area.

According to TCW Investment Management
Company, the Portfolio's sub-advisor,
the strategy of the Portfolio remains
unchanged: investing in what the
sub-advisor believes to be rapidly
growing companies whose earnings power
is significantly underestimated by Wall
Street consensus. During this past
year, the main investment theme
continued to be seeking companies that
were positioned to take advantage of
the high-powered growth occurring in
communications and data, driven mostly
by the Internet. Instead of remaining
just a personal-computer-dependent
application, the Web has moved on to
television and digital wireless
telephony and a whole host of growth
companies has arisen to facilitate this
transition. Key holdings benefiting
from this trend include Qualcomm,
Gemstar International Group and JDS
Uniphase. In addition, the Portfolio
maintains an exposure to companies that
have been successful at creating
entirely new businesses on the Web,
including Yahoo! and eBay, and in
companies that are allowing their
clients to use the Internet to improve
their own business processes, such as
VeriSign, Vignette and Scient.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: MID-CAP EQUITY       FUND        S&P MID-CAP (3)
($ IN THOUSANDS)
Jan. 1997                                  $10,000          $10,000
Dec. 1997                                  $11,584          $12,688
Dec. 1998                                  $12,241          $15,112
Dec. 1999                              $23,516 (2)          $17,337
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                             SINCE INCEPTION
92.10%(1)                                33.75%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The S&P 400 Midcap Index is a market-value weighted index, the performance of which is based on the average performance of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

The Portfolio continues to hold quite a few older-line companies not related to the new economy. In the broadcast sector, the Portfolio maintains positions in Univision, the nation's leading Hispanic broadcaster, and Echostar, a satellite video provider. Both companies have ridden the wave of consumers looking for more choices in entertainment. In the health-care arena, the Portfolio owns Biogen and Genentech, which have been successful in developing new pharmaceuticals.

TCW continues to cast a wide net, looking for companies that have developed new processes or are changing the dynamics of an existing industry. It is here that the Portfolio seeks to add the most value for its shareholders, by identifying companies with the potential to exceed Wall Street's growth estimates. As the true magnitude of the opportunity these companies face becomes more evident, other investors are expected to rush in to gain exposure, which could drive stock prices higher over time. This in a nutshell describes the Portfolio's investment process, a philosophy that the Portfolio's sub-advisor continued to follow regardless of the prevailing macroeconomic conditions.

TCW seeks to identify companies that are driving change while avoiding those that may be negatively affected by it. As the pace of change accelerates, TCW anticipates that the market will reward companies that are creating the new economy while penalizing those that remain wedded to the old. Finally, while it is impossible to expect the same returns that the Portfolio has delivered over the past few years, TCW believes that attractive investment opportunities will arise in the years ahead.

On August 4, 1999, a special meeting of the Mid-Cap Equity Portfolio's (formerly known as Mid-Cap Growth Portfolio) shareholders was held for the purpose of voting on the following matter:

(1) Approval of a new sub-advisory agreement between Morgan Stanley Dean Witter Advisors Inc. and TCW Investment Management Company (formerly TCW Funds Management, Inc.):

For.........................................................  2,097,761.291
Against.....................................................     44,708.393
Abstain.....................................................    183,251.844

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

MONEY MARKET PORTFOLIO

As of December 31, 1999, the Money Market Portfolio had assets in excess of $136 million, up 12.4 percent from one year earlier. The Portfolio's average life was 60 days and its net investment income for the 12-month fiscal period ended December 31, 1999 was 4.67 percent while its 30-day moving average yield for December was 5.32 percent.

On December 31, 1999, approximately 73 percent of the Portfolio's assets were invested in high-quality commercial paper, 16 percent in federal agency obligations and the remaining 11 percent in short-term bank notes and certificates of deposit issued by financially strong commercial banks. At the end of the period under review, approximately 85 percent of the Portfolio's holdings were due to mature in less than four months. Consequently, the Portfolio is well positioned for stability of value with a very high degree of liquidity. As always, we try to operate the Portfolio in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe that the Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

For the 12-month period ended
December 31, 1999, the North American
Government Securities Portfolio
produced a total return of 3.40 percent
versus 1.96 percent for the Lehman
Brothers Short (1-5 Year) U.S.
Government Index. The accompanying
chart compares the performance of the
Portfolio to that of the Lehman Index.

As of December 31, 1999, 100 percent of
the portfolio's assets were invested in
the United States. The Portfolio's
sub-advisor, TCW Investment Management
Company (TCW), continues to emphasize
high-quality mortgage-backed
securities, including various types of
AAA-rated collateralized

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: NORTH AMERICAN GOVERNMENT SECURITIES     FUND        LEHMAN (3)
($ IN THOUSANDS)
Nov. 1994                                                    $10,000          $10,000
Dec. 1994                                                    $10,061          $10,022
Dec. 1995                                                    $10,705          $11,291
Dec. 1996                                                    $11,171          $11,810
Dec. 1997                                                    $11,831          $12,650
Dec. 1998                                                    $12,337          $13,618
Dec. 1999                                                $12,756 (2)          $13,885
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                                        5 YEAR  SINCE INCEPTION
3.40%(1)                                                    4.86%(1)         4.85%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers Short (1-5) U.S. Government Index measures the performance of all U.S. Government agency and U.S. Treasury securities with maturities of one to five years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

mortgage obligations (CMOs), pass-through securities and adjustable-rate mortgages (ARMs). The Portfolio is currently on the sidelines with respect to investing in both the Mexican and Canadian markets. TCW continues to monitor those sectors for investment opportunities that it believes are attractive relative to those in the United States.

The Mexican economy continued to perform well in 1999. Despite Mexico's generally sound economic fundamentals, real interest rates remained high, leading to a nominal strengthening of the peso. The outlook for Mexico remains uncertain due to increasing political tensions and uncertainties related to the upcoming presidential election. In Canada the economy improved over the past 12 months as unemployment rates declined and the Canadian dollar remained stable. Political unrest in Quebec subsided and recent polls indicate that most Quebecois oppose secession.

In the United States, robust economic
growth and a tight labor market caused
investors to be concerned about
inflationary pressures, driving
interest rates higher. The mortgage
sector was one of the best-performing
high-grade fixed-income sectors in
1999. Positive technical factors played
an increasingly important role in the
performance of this sector as the
supply of new issues diminished
steadily during the year. Even though
inflationary pressures have been
minimal, the Federal Reserve is
expected to raise interest rates again.
However, our continued focus on call
protection and security structure,
combined with today's higher yields,
allows us to maintain a positive
outlook for the mortgage sector and the
Portfolio's performance.

UTILITIES PORTFOLIO

For the 12-month period ended
December 31, 1999, the Utilities
Portfolio produced a total return of
43.71 percent versus 21.04 percent for
the S&P 500 Index. The Portfolio's
outperformance relative to the S&P 500
was attributable to its focus on the
rapidly

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: UTILITIES     FUND       S&P 500 (3)
($ IN THOUSANDS)
Nov. 1994                        $10,000          $10,000
Dec. 1994                        $10,065           $9,916
Dec. 1995                        $12,888          $13,369
Dec. 1996                        $13,981          $16,769
Dec. 1997                        $17,679          $22,362
Dec. 1998                        $21,609          $28,752
Dec. 1999                     $31,056(2)          $34,801
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                            5 YEAR  SINCE INCEPTION
43.71%(1)                     25.27% (1)       24.66% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

growing telecommunications sector. The accompanying chart compares the performance of the Portfolio to that of the S&P 500.

During the 12-month period ended December 31, 1999, the utilities industry continued its path toward deregulation as merger and acquisition activity remained strong and the formation of strategic alliances enhanced the competitive landscape. The telecommunications sector proved to be among the stock market's most rewarding industry groups during 1999 as increased demand for data, Internet and wireless services, as well as strong global infrastructure sales among broadband equipment suppliers, resulted in exceptional returns for many companies in this sector. The power-related portion of the utilities industry continued to restructure in making the transition from monopoly status to a more market-driven, growth-oriented landscape. Further enhancing the overall attractiveness of this sector was the growing trend of many power companies expanding their businesses through selective overseas investments and by diversifying into telecommunications and natural gas. The fundamentals of the natural gas industry remained healthy throughout 1999, as evidenced by a tight balance between supply and demand.

At fiscal year-end, the Portfolio remained well diversified, both globally and across the utilities sector. On December 31, 1999, 92 percent of the Portfolio's net assets were allocated to utility and utility-related equities. Within the equity portfolio, telecommunications represented 67 percent of assets, power 23 percent and energy 10 percent. Adding a further degree of diversification to the Portfolio were its international holdings (15 percent of its net assets), which focused on telecommunications infrastructure growth. The high-quality fixed-income portfolio accounted for 4 percent of net assets, with the remaining 4 percent held in cash equivalents.

During the year, the Portfolio initiated positions in Time Warner Telecom, MGC Communications, General Instrument Corp., Scientific Atlanta, Harmonic Inc., Metromedia Fiber Networks, Corning Inc., Tellabs Inc., and SBA Communications.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

On August 4, 1999, a special meeting of the Utilities Portfolio's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) Approval of a change in the Portfolio's investment objective from an objective to provide current income and long-term growth of income and capital, by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry, to an objective to seek both capital appreciation and current income:

For.........................................................  4,749,040.324
Against.....................................................     77,440.722
Abstain.....................................................    321,203.214

(2) Approval of a change in the Fund's
    investment restrictions to provide
    that each Portfolio of the Fund may
    not: With the exception of the
    Utilities Portfolio, which will
    invest 25 percent or more of the
    value of its total assets in the
    utilities industry, invest 25
    percent or more of the value of its
    total assets in securities of
    issuers in any one industry:

For.....................  4,761,279.593
Against.................     59,137.277
Abstain.................    327,267.390

VALUE-ADDED MARKET PORTFOLIO

For the 12-month period ended
December 31, 1999, the Value-Added
Market Portfolio gained 12.15 percent,
compared to 21.04 percent for the S&P
500. The accompanying chart compares
the performance of the Portfolio to
that of the S&P 500.

The Portfolio invests in substantially
all the stocks included in the S&P 500.
Unlike the index, however, the
Portfolio weights all stock positions
equally, thereby emphasizing the stocks
of small- and

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: VALUE-ADDED MARKET     FUND        S&P 500 (3)
($ IN THOUSANDS)
Nov. 1994                                  $10,000          $10,000
Dec. 1994                                   $9,924           $9,916
Dec. 1995                                  $12,617          $13,639
Dec. 1996                                  $14,861          $16,769
Dec. 1997                                  $18,743          $22,362
Dec. 1998                                  $21,028          $28,752
Dec. 1999                              $23,583 (2)          $34,801
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                      5 YEAR  SINCE INCEPTION
12.15% (1)                              18.90% (1)       18.16% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

mid-cap companies. These stocks have historically outperformed large-cap companies over the long term, though in recent years large-cap stocks have significantly outpaced small-caps. In addition, the Fund is overweighted in the cyclical and utilities sectors and underweighted in the health-care and technology sectors relative to the capitalization-weighted S&P 500.

The shift in sentiment toward small- and mid-cap stocks that occurred during the second quarter of 1999 turned out to be temporary. The market actually narrowed in the last quarter of 1999 instead of broadening, as that shift seemed to indicate it would. The top 10 securities comprised 25.5 percent of the total market value of the index, a level not seen since 1980. The technology sector, returning approximately 75 percent for the year, contributed roughly 70 percent of total performance of the S&P 500 Index.

The narrowing of the market hindered the Portfolio's performance. Large-cap growth companies such as Microsoft, Lucent, Wal-Mart, Cisco, Qualcomm and Nortel were the market leaders, and although the Portfolio includes all these companies, their weighting in the S&P 500 is much higher than in the Portfolio. As 1999 came to a close, the narrowing trend began to reverse itself as the market experienced increased breadth, which benefited small caps and cyclical stocks.

LOOKING AHEAD

We believe the global economic recovery will continue into the next year. However, the early part of 2000 could see some concerns related to excess inventories that may have been built up for Y2K-related reasons. Continued strength in the U.S. economy could lead the Federal Reserve to raise interest rates further. Rising rates could pressure valuations in the first half of 2000. By the second half of the year, interest rates should subside and economic growth decelerate to more sustainable levels, positioning the markets for a nice rebound.

We appreciate your ongoing support of Morgan Stanley Dean Witter Select Dimensions Investment Series and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

[SIGNATURE]                                  [SIGNATURE]
CHARLES A. FIUMEFREDDO                       MITCHELL M. MERIN
CHAIRMAN OF THE BOARD                        PRESIDENT

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

                                                                  ANNUALIZED
PRINCIPAL                                                          YIELD ON
AMOUNT IN                                                           DATE OF            MATURITY
THOUSANDS                                                          PURCHASE              DATE            VALUE
------------------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER (73.1%)
           BANKING (12.6%)
 $ 6,240   Bank of America Corp.............................      6.08-6.13%       01/05/00-05/08/00  $  6,163,147
   1,965   Citicorp.........................................         5.90              01/26/00          1,957,031
   5,220   Morgan (J.P.) & Co. Inc..........................       6.06-6.09       01/14/00-01/27/00     5,203,764
   1,725   Northern Trust Corp..............................         6.05              02/18/00          1,711,246
   2,090   Wells Fargo & Co.................................         6.08              02/02/00          2,078,890
                                                                                                      ------------
                                                                                                        17,114,078
                                                                                                      ------------
           CONSUMER SUNDRIES (4.2%)
   5,825   Procter & Gamble Co..............................       5.92-5.93       02/16/00-02/29/00     5,776,622
                                                                                                      ------------
           DIVERSIFIED FINANCIAL SERVICES (7.3%)
   3,500   Associates Corp. of North America................         5.83          01/10/00-01/11/00     3,494,715
   2,000   Associates First Capital Corp....................         6.04              03/09/00          1,977,522
   4,500   General Electric Capital Corp....................       5.67-6.13       01/25/00-02/07/00     4,479,346
                                                                                                      ------------
                                                                                                         9,951,583
                                                                                                      ------------
           DIVERSIFIED MANUFACTURING (1.5%)
   2,000   General Electric Co..............................         5.90              02/01/00          1,989,977
                                                                                                      ------------
           FINANCE - AUTOMOTIVE (5.3%)
     750   BMW U.S. Capital Corp............................         6.41              01/04/00            749,600
   6,500   DaimlerChrysler North America Holding Corp.......       5.90-6.01       01/20/00-03/10/00     6,446,069
                                                                                                      ------------
                                                                                                         7,195,669
                                                                                                      ------------
           FINANCE - CONSUMER (9.0%)
   3,725   American Express Credit Corp.....................       6.07-6.31       01/06/00-01/19/00     3,717,574
   6,530   New Center Asset Trust...........................       5.88-6.04       02/08/00-02/15/00     6,487,209
   2,000   Norwest Financial Inc............................         5.96              02/17/00          1,984,777
                                                                                                      ------------
                                                                                                        12,189,560
                                                                                                      ------------
           FINANCE - CORPORATE (2.3%)
   3,135   Ciesco, L.P......................................       5.89-5.93       02/03/00-02/14/00     3,115,934
                                                                                                      ------------
           INSURANCE (5.4%)
   2,000   American General Finance Corp....................         6.01              03/08/00          1,978,002
   1,355   MetLife Funding Inc..............................         5.89              01/27/00          1,349,295
   3,950   Prudential Funding Corp..........................       5.92-6.28       01/10/00-01/13/00     3,943,163
                                                                                                      ------------
                                                                                                         7,270,460
                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

                                                                  ANNUALIZED
PRINCIPAL                                                          YIELD ON
AMOUNT IN                                                          DATE OF             MATURITY
THOUSANDS                                                          PURCHASE              DATE            VALUE
------------------------------------------------------------------------------------------------------------------
           INTERNATIONAL BANKS (17.1%)
 $ 2,000   ANZ (Del) Inc....................................         6.07%             01/12/00       $  1,996,339
   2,590   Barclays U.S. Funding Corp.......................         5.85              01/07/00          2,587,524
   2,300   Canadian Imperial Holdings Inc...................         6.50              01/03/00          2,299,171
   1,630   CBA (Del) Finance Inc............................         6.01              03/01/00          1,613,917
   2,950   Cregem North America Inc.........................         5.98              01/19/00          2,941,268
   4,545   Deutsche Bank Financial Inc......................       5.78-5.80       01/04/00-04/07/00     4,503,472
   1,980   Dresdner U.S. Finance Inc........................         5.88              02/14/00          1,965,988
   1,585   Internationale Nederlanden (U.S.) Funding
             Corp...........................................         5.88              02/04/00          1,576,393
   2,000   National Australia Funding (Del) Inc.............         5.87              01/31/00          1,990,450
   1,800   UBS Finance (Del) LLC............................         6.07              05/19/00          1,758,856
                                                                                                      ------------
                                                                                                        23,233,378
                                                                                                      ------------
           INVESTMENT BANKERS/BROKERS/SERVICES (4.8%)
   6,570   Goldman Sachs Group Inc..........................       6.08-6.23       01/21/00-03/29/00     6,494,574
                                                                                                      ------------
           OFFICE EQUIPMENT & SUPPLIES (1.8%)
   2,400   Pitney Bowes Inc.................................         6.41              01/06/00          2,397,867
                                                                                                      ------------
           UTILITIES (1.8%)
   2,500   National Rural Utilities Cooperative Finance
             Corp...........................................         5.99              03/13/00          2,470,500
                                                                                                      ------------

           TOTAL COMMERCIAL PAPER
           (AMORTIZED COST $99,200,202).............................................................    99,200,202
                                                                                                      ------------

           CERTIFICATES OF DEPOSIT (10.0%)
           MAJOR BANKS (10.0%)
   4,900   Chase Manhattan Bank (USA) N.A...................       5.60-5.90       01/20/00-02/09/00     4,900,000
   5,190   Fleet National Bank..............................       6.07-6.09       02/22/00-02/24/00     5,190,000
   3,500   U.S. Bank, N.A...................................       6.00-6.07       01/28/00-02/25/00     3,500,000
                                                                                                      ------------

           TOTAL CERTIFICATES OF DEPOSIT
           (AMORTIZED COST $13,590,000).............................................................    13,590,000
                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

                                                                  ANNUALIZED
PRINCIPAL                                                          YIELD ON
AMOUNT IN                                                          DATE OF             MATURITY
THOUSANDS                                                          PURCHASE              DATE            VALUE
------------------------------------------------------------------------------------------------------------------
           SHORT-TERM BANK NOTE (1.5%)
           MAJOR BANKS
 $ 2,000   First USA Bank, N.A. (AMORTIZED COST
             $2,000,000)....................................         5.88%             02/11/00       $  2,000,000
                                                                                                      ------------

           U.S. GOVERNMENT AGENCIES (15.6%)
   1,000   Federal Farm Credit Bank.........................         4.99              03/17/00            989,972
   4,170   Federal Home Loan Banks..........................       4.99-5.86       03/03/00-06/09/00     4,098,323
   5,306   Federal Home Loan Mortgage Corp..................       5.55-5.80       06/13/00-07/06/00     5,155,473
  11,245   Federal National Mortgage Assoc..................       4.93-5.95       03/15/00-08/07/00    10,947,654
                                                                                                      ------------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $21,191,422).............................................................    21,191,422
                                                                                                      ------------

TOTAL INVESTMENTS
(AMORTIZED COST $135,981,624) (A).........................................................  100.2%    135,981,624

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS............................................   (0.2)       (306,384)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 135,675,240
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

 PRINCIPAL
 AMOUNT IN                                                         COUPON         MATURITY
 THOUSANDS                                                          RATE            DATE           VALUE
-----------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCY & OBLIGATIONS (33.2%)
$    1,500   Federal Home Loan Banks...........................       7.05 %      04/03/00      $1,503,765
             U.S. Treasury Notes
       500   ..................................................       5.375       06/30/03         484,995
       150   ..................................................       5.50        04/15/00         150,018
       500   ..................................................       5.625       12/31/02         490,755
       500   ..................................................       5.875       10/31/01         496,915
                                                                                                ----------
             TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS
             (IDENTIFIED COST $3,170,844).....................................................   3,126,448
                                                                                                ----------

             MORTGAGE-BACKED SECURITIES (45.6%)
             Federal Home Loan Mortgage Corp.
       423   ..................................................       6.892       04/01/26         427,709
        74   ..................................................       7.50        06/01/11          74,142
             Federal Home Loan Mortgage Corp. PC Gold
        32   ..................................................       5.50        11/01/00          31,213
         2   ..................................................       7.00        07/01/00           1,944
       183   ..................................................       7.00        09/01/17         178,904
       340   ..................................................       7.00        02/01/28         329,261
        97   ..................................................       7.50    05/01/11-08/01/11     97,730
             Federal National Mortgage Assoc.
        33   ..................................................       6.00        09/01/00          32,665
        30   ..................................................       6.50        07/01/02          29,047
        92   ..................................................       6.582       12/01/26          93,436
        61   ..................................................       6.75        01/01/22          61,159
       119   ..................................................       6.893       03/01/27         121,224
         6   ..................................................       6.95        07/01/24           6,477
         4   ..................................................       6.975       04/01/27           4,420
         8   ..................................................       6.988       09/01/26           8,066
        81   ..................................................       7.00    06/01/02-01/01/03     80,344
       596   ..................................................       7.00        07/01/03         594,026
         5   ..................................................       7.10        05/01/27           5,551
       554   ..................................................       7.149       12/01/27         557,202
       733   ..................................................       7.447       11/01/25         748,318
             Government National Mortgage Assoc. II
        66   ..................................................       6.375       02/20/23          66,896
        31   ..................................................       6.375       06/20/25          30,819
        28   ..................................................       6.375       01/20/26          27,895
        24   ..................................................       6.375       05/20/26          24,662

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                          COUPON        MATURITY
THOUSANDS                                                           RATE           DATE           VALUE
-----------------------------------------------------------------------------------------------------------
$      124   ..................................................       6.75 %      07/20/27      $  124,576
       124   ..................................................       6.75        08/20/27         124,230
       417   ..................................................       7.50        12/20/28         411,065
                                                                                                ----------

             TOTAL MORTGAGE-BACKED SECURITIES
             (IDENTIFIED COST $4,350,746).....................................................   4,292,981
                                                                                                ----------

             SHORT-TERM INVESTMENTS (20.5%)
             U.S. GOVERNMENT AGENCIES (a) (15.9%)
       500   Federal Farm Credit Bank..........................       5.14        01/28/00         498,073
     1,000   Federal Home Loan Mortgage Corp...................       5.75        01/10/00         998,562
                                                                                                ----------

             TOTAL U.S. GOVERNMENT AGENCIES
             (AMORTIZED COST $1,496,635)......................................................   1,496,635
                                                                                                ----------

             REPURCHASE AGREEMENT (4.6%)
       437   The Bank of New York (dated 12/31/99; proceeds
               $437,191) (b) (IDENTIFIED COST $437,136)........       1.50        01/03/00         437,136
                                                                                                ----------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $1,933,771).....................................................   1,933,771
                                                                                                ----------

TOTAL INVESTMENTS
(IDENTIFIED COST $9,455,361) (c)............................................................   99.3%    9,353,200

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..............................................    0.7        67,442
                                                                                              -----   -----------

NET ASSETS..................................................................................  100.0%  $ 9,420,642
                                                                                              -----   -----------
                                                                                              -----   -----------

---------------------

(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $306,619 U.S. Treasury Note 11.25% due 02/15/15 valued at $446,227.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,633 and the aggregate gross unrealized depreciation is $104,794, resulting in net unrealized depreciation of $102,161.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

  PRINCIPAL
  AMOUNT IN                                                        COUPON       MATURITY
  THOUSANDS                                                         RATE          DATE            VALUE
-----------------------------------------------------------------------------------------------------------
               GOVERNMENT & CORPORATE BONDS (93.0%)
               FOREIGN (24.0%)
               AUSTRALIA (0.0%)
               CABLE TELEVISION
$      1,300   Australis Holdings Property Ltd. (a)..............  15.00++%      11/01/02      $    19,500
           3   Australis Media Ltd. (a)..........................  15.75++      05/15/03                16
                                                                                               -----------

               TOTAL AUSTRALIA...............................................................       19,516
                                                                                               -----------

               BERMUDA (0.2%)
               OTHER TELECOMMUNICATIONS
         200   Globenet Communications Group, Ltd. - 144A*.......  13.00        07/15/07           203,000
                                                                                               -----------

               CANADA (1.2%)
               BEVERAGES - NON-ALCOHOLIC (0.6%)
         500   Sparkling Spring Water............................  11.50        11/15/07           395,000
                                                                                               -----------
               CELLULAR TELEPHONE (0.2%)
         200   Clearnet Communications Inc.......................  14.75++      12/15/05           197,000
                                                                                               -----------
               CONSUMER/BUSINESS SERVICES (0.2%)
         200   MDC Communications Corp...........................  10.50        12/01/06           197,500
                                                                                               -----------
               CONSUMER ELECTRONICS/APPLIANCES (0.0%)
         750   International Semi-Tech Microelectronics (a)......  11.50++      08/15/03            37,500
                                                                                               -----------
               OTHER TELECOMMUNICATIONS (0.2%)
         200   Worldwide Fiber Inc. - 144A*......................  12.00        08/01/09           206,500
                                                                                               -----------

               TOTAL CANADA..................................................................    1,033,500
                                                                                               -----------

               DENMARK (4.2%)
               FOREIGN GOVERNMENT OBLIGATIONS
 DKK  10,000   Kingdom of Denmark (b)............................   8.00        11/15/01         1,431,139
      16,000   Kingdom of Denmark................................   6.00        11/15/02         2,223,658
                                                                                               -----------

               TOTAL DENMARK.................................................................    3,654,797
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                         COUPON      MATURITY
 THOUSANDS                                                         RATE          DATE             VALUE
-----------------------------------------------------------------------------------------------------------
               GERMANY (4.0%)
               FOREIGN GOVERNMENT OBLIGATIONS
 EUR   1,700   Germany (Federal Republic of).....................   4.50%       05/17/02       $ 1,714,477
       1,750   Germany (Federal Republic of).....................   4.50        08/19/02         1,762,790
                                                                                               -----------

               TOTAL GERMANY.................................................................    3,477,267
                                                                                               -----------

               NETHERLANDS (4.8%)
               FOREIGN GOVERNMENT OBLIGATIONS (4.5%)
       1,500   Netherlands Government Bond.......................   8.50        03/15/01         1,587,152
       2,250   Netherlands Government Bond.......................   5.75        09/15/02         2,332,073
                                                                                               -----------
                                                                                                 3,919,225
                                                                                               -----------
               OTHER TELECOMMUNICATIONS (0.3%)
$        200   Versatel Telecommunications BV....................  13.25        05/15/08           213,000
                                                                                               -----------

               TOTAL NETHERLANDS.............................................................    4,132,225
                                                                                               -----------

               NEW ZEALAND (1.9%)
               EXTRA GOVERNMENTAL INSTITUTIONS - BANKS
 NZD   3,000   International Bank for Reconstruction &
                 Development (b).................................   7.25        04/09/01         1,579,992
                                                                                               -----------

               NORWAY (4.1%)
               CONTRACT DRILLING (0.3%)
$        400   Northern Offshore ASA.............................  10.00        05/15/05           244,000
                                                                                               -----------
               FOREIGN GOVERNMENT OBLIGATION (3.8%)
 NOK  26,060   Norway Government Bond (b)........................   7.00        05/31/01         3,293,654
                                                                                               -----------

               TOTAL NORWAY..................................................................    3,537,654
                                                                                               -----------

               UNITED KINGDOM (3.6%)
               CELLULAR TELEPHONE (0.2%)
$        300   Dolphin Telecom PLC...............................  14.00++      05/15/09           138,000
                                                                                               -----------
               FOREIGN GOVERNMENT OBLIGATION (2.5%)
 GBP   1,300   U.K. Treasury Bond................................   7.00        06/07/02         2,122,592
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                         COUPON      MATURITY
 THOUSANDS                                                         RATE          DATE             VALUE
-----------------------------------------------------------------------------------------------------------
               INTERNATIONAL BANKS (0.7%)
  GBP    400   Abbey National Treasury Service (b)...............   7.125%      03/14/01       $   647,517
                                                                                               -----------
               OTHER TELECOMMUNICATIONS (0.2%)
$        200   Esprit Telecom Group PLC..........................  10.875       06/15/08           198,000
                                                                                               -----------

               TOTAL UNITED KINGDOM..........................................................    3,106,109
                                                                                               -----------

               TOTAL FOREIGN
               (IDENTIFIED COST $22,717,358).................................................   20,744,060
                                                                                               -----------

               UNITED STATES (69.0%)
               CORPORATE BONDS (29.1%)
               ADVERTISING (0.3%)
         300   Interep National Radio Sales......................  10.00        07/01/08           291,000
                                                                                               -----------
               AEROSPACE (0.3%)
         300   Sabreliner Corp. - 144A*..........................  11.00        06/15/08           237,000
                                                                                               -----------
               BROADCAST/MEDIA (0.5%)
         400   Tri-State Outdoor Media Group, Inc................  11.00        05/15/08           394,000
                                                                                               -----------
               CABLE TELEVISION (1.7%)
         400   21st Century Telecom Group, Inc...................  12.25++      02/15/08           268,000
         300   Knology Holdings Inc..............................  11.875++      10/15/07          201,000
         400   Optel, Inc. (a)...................................  13.00        02/15/05           296,000
       1,000   Optel, Inc. (Series B) (a)........................  11.50        07/01/08           720,000
                                                                                               -----------
                                                                                                 1,485,000
                                                                                               -----------
               CASINO/GAMBLING (1.2%)
       1,200   Aladdin Gaming/Capital Corp. LLC (Series B).......  13.50++      03/01/10           486,000
         850   Fitzgeralds Gaming Corp. (Series B) (c)...........  12.25        12/15/04           467,500
         115   Lady Luck Gaming Financial Corp. (Series SA)......  11.875       03/01/01           116,150
                                                                                               -----------
                                                                                                 1,069,650
                                                                                               -----------
               CELLULAR TELEPHONE (1.8%)
         200   American Cellular Corp............................  10.50        05/15/08           220,500
         200   Dobson/Sygnet Communications......................  12.25        12/15/08           220,000
         500   McCaw International Ltd...........................  13.00++      04/15/07           349,480

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                         COUPON      MATURITY
 THOUSANDS                                                         RATE          DATE             VALUE
-----------------------------------------------------------------------------------------------------------
$        300   Nextel Communications, Inc........................  10.65++%      09/15/07      $   226,500
         300   Tritel PCS Inc. - 144A*...........................  12.75++      05/15/09           189,000
         500   Triton PCS Inc....................................  11.00++      05/01/08           355,000
                                                                                               -----------
                                                                                                 1,560,480
                                                                                               -----------
               CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.2%)
         200   J.B. Poindexter & Co., Inc........................  12.50        05/15/04           191,000
                                                                                               -----------
               CONSUMER/BUSINESS SERVICES (1.3%)
         200   Anacomp, Inc. (Series B)..........................  10.875       04/01/04           199,500
         500   Comforce Operating, Inc...........................  12.00        12/01/07           325,000
         700   Entex Information Services, Inc...................  12.50        08/01/06           315,000
         300   Muzak LLC.........................................   9.875       03/15/09           289,500
                                                                                               -----------
                                                                                                 1,129,000
                                                                                               -----------
               CONSUMER ELECTRONICS/APPLIANCES (0.4%)
         310   Windmere-Durable Holdings, Inc....................  10.00        07/31/08           302,250
                                                                                               -----------
               CONSUMER SPECIALTIES (0.7%)
         700   Samsonite Corp....................................  10.75        06/15/08           612,500
                                                                                               -----------
               CONTAINERS/PACKAGING (1.1%)
         325   Berry Plastics Corp...............................  12.25        04/15/04           333,125
         735   Envirodyne Industries, Inc........................  10.25        12/01/01           411,600
         200   Impac Group Inc. (Series B).......................  10.125       03/15/08           182,000
                                                                                               -----------
                                                                                                   926,725
                                                                                               -----------
               DIVERSIFIED ELECTRONIC PRODUCTS (0.3%)
         300   High Voltage Engineering, Inc.....................  10.75        08/15/04           256,500
                                                                                               -----------
               DIVERSIFIED FINANCIAL SERVICES (1.5%)
  GBP    800   General Electric Capital Corp. (b)................   6.625       03/16/01         1,287,146
                                                                                               -----------
               DIVERSIFIED MANUFACTURING (0.7%)
$        200   Eagle-Picher Industries, Inc......................   9.375       03/01/08           175,000
         200   Jordan Industries, Inc. (Series D)................  10.375       08/01/07           200,000
         325   Jordan Industries, Inc. (Series B)................  11.75++      04/01/09           217,750
                                                                                               -----------
                                                                                                   592,750
                                                                                               -----------
               ELECTRONIC DISTRIBUTORS (0.1%)
         400   CHS Electronics, Inc..............................   9.875       04/15/05            48,000
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                         COUPON      MATURITY
 THOUSANDS                                                         RATE          DATE             VALUE
-----------------------------------------------------------------------------------------------------------
               FOOD CHAINS (0.6%)
$        250   Big V Supermarkets, Inc. (Series B)...............  11.00%       02/15/04       $   245,000
         500   Pueblo Xtra International, Inc. (Series C)........   9.50        08/01/03           300,000
                                                                                               -----------
                                                                                                   545,000
                                                                                               -----------
               FOOD DISTRIBUTORS (0.5%)
         300   Fleming Companies, Inc. (Series B)................  10.625       07/31/07           270,750
         200   Volume Services of America Inc....................  11.25        03/01/09           197,000
                                                                                               -----------
                                                                                                   467,750
                                                                                               -----------
               HOTELS/RESORTS (0.5%)
         300   Epic Resorts LLC (Series B).......................  13.00        06/15/05           240,000
         299   Resort At Summerlin (Series B)....................  13.00        12/15/07           209,487
                                                                                               -----------
                                                                                                   449,487
                                                                                               -----------
               INDUSTRIAL SPECIALTIES (1.0%)
         200   Cabot Safety Corp.................................  12.50        07/15/05           204,000
         200   Indesco International Inc.........................   9.75        04/15/08            90,000
         350   International Wire Group, Inc. (Series B).........  11.75        06/01/05           361,375
         250   Outsourcing Services Group, Inc. (Series B).......  10.875       03/01/06           222,500
                                                                                               -----------
                                                                                                   877,875
                                                                                               -----------
               MEDICAL SPECIALTIES (0.8%)
         600   Mediq Inc./PRN Life Support Services Inc..........  11.00        06/01/08           240,000
         600   Universal Hospital Services, Inc..................  10.25        03/01/08           409,500
                                                                                               -----------
                                                                                                   649,500
                                                                                               -----------
               MEDICAL/NURSING SERVICES (0.3%)
         500   Pediatric Services of America, Inc. (Series A)....  10.00        04/15/08           230,000
                                                                                               -----------
               MILITARY/GOV'T/TECHNICAL (0.2%)
         200   Loral Space & Communications Ltd..................   9.50        01/15/06           182,000
                                                                                               -----------
               OFFICE EQUIPMENT/SUPPLIES (0.5%)
         700   Mosler, Inc.......................................  11.00        04/15/03           413,000
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                         COUPON      MATURITY
 THOUSANDS                                                         RATE          DATE             VALUE
-----------------------------------------------------------------------------------------------------------
               OIL REFINING/MARKETING (0.0%)
$        500   Transamerican Refining Corp. (Series B) (a) (c)...  16.00%       06/30/03       $     7,500
                                                                                               -----------
               OTHER TELECOMMUNICATIONS (3.9%)
         600   Birch Telecom Inc.................................  14.00        06/15/08           606,000
         300   DTI Holdings Inc. (Series B)......................  12.50++      03/01/08           111,000
       1,700   Firstworld Communications, Inc....................  13.00++      04/15/08         1,020,000
         300   Pac-West Telecomm Inc. (Series B).................  13.50        02/01/09           310,500
         300   Primus Telecommunication Group, Inc...............  11.75        08/01/04           303,000
         300   Primus Telecommunication Group, Inc.
                 (Series B)......................................   9.875       05/15/08           276,000
         200   Viatel Inc........................................  11.25        04/15/08           201,000
         600   World Access, Inc. (d)............................  13.25        01/15/08           540,000
                                                                                               -----------
                                                                                                 3,367,500
                                                                                               -----------
               PRINTING/FORMS (0.2%)
         300   Premier Graphics Inc..............................  11.50        12/01/05           210,000
                                                                                               -----------
               RESTAURANTS (0.5%)
         550   FRD Acquisition Corp. (Series B)..................  12.50        07/15/04           280,500
         200   Friendly Ice Cream Corp...........................  10.50        12/01/07           172,000
                                                                                               -----------
                                                                                                   452,500
                                                                                               -----------
               RETAIL - SPECIALTY (0.6%)
         200   Pantry, Inc.......................................  10.25        10/15/07           195,000
         300   Petro Stopping Centers............................  10.50        02/01/07           278,250
                                                                                               -----------
                                                                                                   473,250
                                                                                               -----------
               SPECIALTY FOODS/CANDY (0.3%)
       1,839   SFAC New Holdings Inc. (d)........................  13.00++      06/15/09           275,862
                                                                                               -----------
               TELECOMMUNICATIONS (3.6%)
         200   CapRock Communications Corp. (Series B)...........  12.00        07/15/08           207,000
         400   Covad Communications Group, Inc...................  12.50        02/15/09           416,000
         600   e. Spire Communications, Inc......................  13.75        07/15/07           426,000
         300   Focal Communications Corp. (Series B).............  12.125++      02/15/08          198,000
         250   GST Equipment Funding.............................  13.25        05/01/07           247,500

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                         COUPON      MATURITY
 THOUSANDS                                                         RATE          DATE             VALUE
-----------------------------------------------------------------------------------------------------------
$        200   Hyperion Telecommunication, Inc. (Series B).......  12.25%       09/01/04       $   216,500
         400   In-Flight Phone Corp. (Series B) (a) (c)..........  14.00        05/15/02            44,000
         200   Level 3 Communications, Inc.......................   9.125       05/01/08           189,250
         150   NextLink Communications, Inc......................  12.50        04/15/06           160,500
         250   NextLink Communications, Inc......................  10.75        06/01/09           259,375
         500   Rhythms Netconnections............................  12.75        04/15/09           482,500
         300   Talton Holdings, Inc. (Series B)..................  11.00        06/30/07           285,000
                                                                                               -----------
                                                                                                 3,131,625
                                                                                               -----------
               TELECOMMUNICATION EQUIPMENT (0.2%)
       1,900   FWT, Inc. (a) (c).................................   9.875       11/15/07           152,000
                                                                                               -----------
               WIRELESS COMMUNICATIONS (3.3%)
       1,000   Advanced Radio Telecom Corp.......................  14.00        02/15/07           910,000
         100   Arch Escrow Corp..................................  13.75        04/15/08            81,000
         100   CellNet Data Systems, Inc. - 144A*................  15.00        01/07/00           100,000
       1,800   CellNet Data Systems, Inc.........................  14.00++      10/01/07           216,000
         250   Globalstar LP/Capital Corp........................  11.375       02/15/04           167,500
         150   Globalstar LP/Capital Corp........................  11.50        06/01/05           100,500
         300   Orbcomm Global LP/Capital Corp....................  14.00        08/15/04           207,000
         300   Paging Network, Inc...............................  10.125       08/01/07            93,000
       1,050   Paging Network, Inc...............................  10.00        10/15/08           325,500
         400   USA Mobile Communications Holdings, Inc...........  14.00        11/01/04           364,000
         250   Winstar Equipment Corp............................  12.50        03/15/04           270,000
                                                                                               -----------
                                                                                                 2,834,500
                                                                                               -----------

               TOTAL CORPORATE BONDS
               (IDENTIFIED COST $31,094,082).................................................   25,102,350
                                                                                               -----------

               MORTGAGE-BACKED SECURITIES (24.0%)
         377   Federal Home Loan Mortgage Corp. (0.4%)...........   7.00        06/01/04           376,275
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                         COUPON      MATURITY
 THOUSANDS                                                         RATE          DATE             VALUE
-----------------------------------------------------------------------------------------------------------
               Federal National Mortgage Assoc. (7.9%)
$      2,602   ..................................................   6.00%  02/01/11-03/01/28   $ 2,403,687
       2,354   ..................................................   6.50   04/01/12-04/01/26     2,240,698
       2,031   ..................................................   7.00        07/01/25         1,963,296
         175   ..................................................   8.00        07/01/26           176,659
                                                                                               -----------
                                                                                                 6,784,340
                                                                                               -----------
               Government National Mortgage Assoc. (15.7%)
       4,820   ..................................................   6.00        11/15/28         4,387,817
       5,805   ..................................................   6.50   01/15/24-04/20/28     5,448,727
       1,622   ..................................................   7.00        09/15/22         1,566,760
       1,666   ..................................................   7.50        07/15/26         1,650,064
         437   ..................................................   8.00        06/15/26           441,351
                                                                                               -----------
                                                                                                13,494,719
                                                                                               -----------

               TOTAL MORTGAGE-BACKED SECURITIES
               (IDENTIFIED COST $21,585,402).................................................   20,655,334
                                                                                               -----------

               U.S. GOVERNMENT & AGENCY OBLIGATIONS (15.9%)
         500   Federal Home Loan Banks (0.6%)....................   5.53        01/15/03           482,345
                                                                                               -----------
         500   Federal National Mortgage Assoc. (0.6%)...........   5.60        02/02/01           495,425
                                                                                               -----------
       6,000   Resolution Funding Corp. (b) (4.3%)...............   0.00   01/15/05-10/15/07     3,695,320
                                                                                               -----------
       1,000   Tennessee Valley Authority (b) (1.1%).............   0.00        07/15/00           967,770
                                                                                               -----------
               U.S. Treasury Notes (b) (9.3%)
       1,000   ..................................................   6.375       09/30/01         1,001,970
       3,300   ..................................................   5.875       11/30/01         3,278,880
       2,000   ..................................................   6.25        01/31/02         1,999,820
         500   ..................................................   6.25        08/31/02           499,415
       1,300   ..................................................   5.75        11/30/02         1,280,656
                                                                                               -----------
                                                                                                 8,060,741
                                                                                               -----------

               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
               (IDENTIFIED COST $14,021,466).................................................   13,701,601
                                                                                               -----------

               TOTAL UNITED STATES
               (IDENTIFIED COST $66,700,950).................................................   59,459,285
                                                                                               -----------

               TOTAL GOVERNMENT & CORPORATE BONDS
               (IDENTIFIED COST $89,418,308).................................................   80,203,345
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (e) (0.0%)
           CASINO/GAMBLING (0.0%)
      787  Fitzgerald Gaming Corp. (Class D)*......................................................  $         1
                                                                                                     -----------
           CLOTHING/SHOE/ACCESSORY SHOES (0.0%)
   50,166  County Seat Stores, Inc. (d)............................................................          451
                                                                                                     -----------
           MEDICAL/NURSING SERVICES (0.0%)
   34,888  Raintree Healthcare Corp. (d)...........................................................       31,399
                                                                                                     -----------
           OTHER TELECOMMUNICATIONS (0.0%)
    1,885  World Access, Inc. (d)..................................................................       36,522
                                                                                                     -----------
           SPECIALTY FOODS/CANDY (0.0%)
      100  SFAC New Holdings Inc. (d)*.............................................................           25
                                                                                                     -----------
           TEXTILES (0.0%)
   11,192  United States Leather, Inc. (d).........................................................          101
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $945,854)..............................................................       68,499
                                                                                                     -----------

           CONVERTIBLE PREFERRED STOCKS (e) (0.0%)
           OIL REFINING/MARKETING
      878  TCR Holding Corp. (Class B) (Non-Voting)................................................            9
      483  TCR Holding Corp. (Class C) (Non-Voting)................................................            5
    1,273  TCR Holding Corp. (Class D) (Non-Voting)................................................           13
    2,633  TCR Holding Corp. (Class E) (Non-Voting)................................................           26
                                                                                                     -----------

           TOTAL CONVERTIBLE PREFERRED STOCKS
           (IDENTIFIED COST $313)..................................................................           53
                                                                                                     -----------

NUMBER OF                                                                                  EXPIRATION
WARRANTS                                                                                      DATE
---------                                                                                  ----------
           WARRANTS (e) (0.4%)
           BROADCASTING (0.0%)
      300  UIH Australia/Pacific Inc.....................................................    05/15/06        9,000
                                                                                                       -----------
           CASINO/GAMBLING (0.0%)
    9,000  Aladdin Gaming Enterprises, Inc. - 144A*......................................    03/01/10           90
                                                                                                       -----------
           CELLULAR TELEPHONE (0.0%)
      500  McCaw International Ltd. - 144A*..............................................    04/15/07        4,000
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF                                                                                  EXPIRATION
WARRANTS                                                                                      DATE        VALUE
------------------------------------------------------------------------------------------------------------------
           HOTELS/RESORTS (0.0%)
      300  Epic Resorts LLC/Capital - 144A*..............................................    06/15/05  $         3
      250  Resort At Summerlin - 144A*...................................................    12/15/07            2
                                                                                                       -----------
                                                                                                                 5
                                                                                                       -----------
           OIL REFINING/MARKETING (0.0%)
      500  Transamerican Refining Corp. - 144A*..........................................    06/30/03            1
                                                                                                       -----------
           OTHER TELECOMMUNICATIONS (0.4%)
      500  Birch Telecom Inc. - 144A*....................................................    06/15/08       27,500
    1,500  DTI Holdings, Inc. - 144A*....................................................    03/01/08           15
    1,700  Firstworld Communications, Inc. - 144A*.......................................    04/15/08      204,000
      200  Versatel Telecom - 144A* (Netherlands)........................................    05/15/08       80,000
                                                                                                       -----------
                                                                                                           311,515
                                                                                                       -----------

           TOTAL WARRANTS
           (IDENTIFIED COST $1,782)..................................................................      324,611
                                                                                                       -----------

  PRINCIPAL
  AMOUNT IN                                                        COUPON       MATURITY
  THOUSANDS                                                         RATE          DATE
------------                                                       -----   ------------------
               SHORT-TERM INVESTMENTS (4.7%)
               UNITED STATES
               TIME DEPOSIT (f) (0.5%)
  EUR    396   Chase Manhattan Bank
                 (IDENTIFIED COST $403,197)......................   3.00%       01/21/00           397,977
                                                                                               -----------

               U.S. GOVERNMENT AGENCY (g) (4.2%)
$      3,650   Federal Home Loan Mortgage Corp. (AMORTIZED COST
                 $3,649,696).....................................   1.50        01/03/00         3,649,696
                                                                                               -----------

               TOTAL SHORT-TERM INVESTMENTS
               (IDENTIFIED COST $4,052,893)..................................................    4,047,673
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED


                                                                                                  VALUE
-----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $94,419,150) (h)..........................................................   98.1%  $ 84,644,181

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    1.9      1,626,237
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 86,270,418
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

 *   Resale is restricted to qualified institutional investors.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)  Issuer in bankruptcy.
(b) Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(c)  Non-income producing securities; issuer in default.
(d)  Acquired through exchange offer.
(e)  Non-income producing securities.
(f)  Subject to withdrawal restrictions until maturity.
(g) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(h) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,175,279 and the aggregate gross unrealized depreciation is $10,950,248, resulting in net unrealized depreciation of $9,774,969.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1999:

                                                       UNREALIZED
     CONTRACTS           IN EXCHANGE      DELIVERY    APPRECIATION
    TO DELIVER               FOR            DATE     (DEPRECIATION)
-------------------------------------------------------------------
     GBP    646,100           $1,043,871  02/28/00    $        933
    NZD   2,058,666           $1,052,802  02/29/00         (25,322)
     NZD    871,237            $ 445,877  02/29/00         (10,390)
    GBP   1,359,000           $2,172,253  03/03/00         (21,445)
                                                      ------------
      Net unrealized depreciation..................   $    (56,224)
                                                      ============

CURRENCY ABBREVIATIONS:

GBP  British Pound.
DKK  Danish Krone.
EUR  Euro.
NZD  New Zealand Dollar.
NOK  Norwegian Krone.

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (62.9%)
           AEROSPACE (2.5%)
  50,000   United Technologies Corp...............................................................  $  3,250,000
                                                                                                    ------------
           ALUMINUM (2.5%)
  38,500   Alcoa Inc..............................................................................     3,195,500
                                                                                                    ------------
           AUTO PARTS: O.E.M. (2.3%)
 190,000   Delphi Automotive Systems Corp.........................................................     2,992,500
                                                                                                    ------------
           BEVERAGES - NON-ALCOHOLIC (2.3%)
  82,500   PepsiCo, Inc...........................................................................     2,908,125
                                                                                                    ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (2.5%)
  74,000   Deere & Co.............................................................................     3,209,750
                                                                                                    ------------
           DEPARTMENT STORES (2.4%)
  95,500   May Department Stores Co...............................................................     3,079,875
                                                                                                    ------------
           DISCOUNT CHAINS (2.3%)
  39,500   Dayton Hudson Corp.....................................................................     2,900,781
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING (2.4%)
  31,000   Minnesota Mining & Manufacturing Co....................................................     3,034,125
                                                                                                    ------------
           ELECTRIC UTILITIES (4.4%)
  92,000   GPU, Inc...............................................................................     2,754,250
  88,000   Unicom Corp............................................................................     2,948,000
                                                                                                    ------------
                                                                                                       5,702,250
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (2.3%)
  27,000   International Business Machines Corp...................................................     2,916,000
                                                                                                    ------------
           FINANCE COMPANIES (2.1%)
 100,500   Associates First Capital Corp. (Class A)...............................................     2,757,469
                                                                                                    ------------
           FOREST PRODUCTS (2.4%)
  43,500   Weyerhaeuser Co........................................................................     3,123,844
                                                                                                    ------------
           MAJOR BANKS (4.4%)
  55,500   Bank of America Corp...................................................................     2,785,406
 127,500   KeyCorp................................................................................     2,820,938
                                                                                                    ------------
                                                                                                       5,606,344
                                                                                                    ------------
           MAJOR CHEMICALS (2.4%)
  46,000   Du Pont (E.I.) de Nemours & Co., Inc...................................................     3,030,250
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (2.3%)
  45,000   Bristol-Myers Squibb Co................................................................     2,888,438
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (2.1%)
  53,000   AT&T Corp..............................................................................     2,689,750
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MEAT/POULTRY/FISH (2.4%)
 136,500   ConAgra, Inc...........................................................................  $  3,079,781
                                                                                                    ------------
           MOTOR VEHICLES (4.6%)
  56,000   Ford Motor Co..........................................................................     2,992,500
  40,000   General Motors Corp....................................................................     2,907,500
                                                                                                    ------------
                                                                                                       5,900,000
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (2.2%)
  18,500   General Electric Co....................................................................     2,862,875
                                                                                                    ------------
           OIL/GAS TRANSMISSION (2.6%)
  74,000   Enron Corp.............................................................................     3,283,750
                                                                                                    ------------
           OTHER METALS/MINERALS (2.6%)
  50,000   Phelps Dodge Corp......................................................................     3,356,250
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (2.3%)
  27,000   Procter & Gamble Co....................................................................     2,958,187
                                                                                                    ------------
           RAILROADS (2.4%)
  97,500   CSX Corp...............................................................................     3,059,062
                                                                                                    ------------
           SEMICONDUCTORS (2.2%)
  35,000   Intel Corp.............................................................................     2,878,750
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $74,731,551)..........................................................    80,663,656
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
 -------
           CORPORATE BONDS (1.1%)
           ELECTRONIC DATA PROCESSING (0.4%)
 $   500   IBM Corp.
             7.00% due 10/30/25...................................................................       469,190
                                                                                                    ------------
           INTERNATIONAL BANKS (0.1%)
     100   Abbey National PLC (United Kingdom)
             6.69% due 10/17/05...................................................................        96,537
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (0.0%)
      45   Lilly (Eli) & Co.
             8.375% due 12/01/06..................................................................        47,772
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (0.3%)
     400   MCI Communication Corp.
             6.95% due 08/15/06...................................................................       389,372
                                                                                                    ------------
           PAPER (0.2%)
     200   Willamette Industries, Inc. 7.85% due 07/01/26.........................................       195,768
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SPECIALTY CHEMICALS (0.1%)
 $   200   Praxair, Inc.
             6.90% due 11/01/06...................................................................  $    190,138
                                                                                                    ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $1,460,071)...........................................................     1,388,777
                                                                                                    ------------

           MORTGAGE-BACKED SECURITIES (22.6%)
   1,084   Federal Home Loan Mortgage Corp.
             6.00% due 04/01/03...................................................................     1,044,117
     547   Federal Home Loan Mortgage Corp.
             7.00% due 08/01/12...................................................................       541,035
     730   Federal Home Loan Mortgage Corp.
             7.00% due 04/01/26...................................................................       706,433
     350   Federal National Mortgage Assoc.
             6.00% due 04/01/04...................................................................       337,253
   3,885   Federal National Mortgage Assoc.
             6.00% due 04/01/06...................................................................     3,739,376
   1,518   Federal National Mortgage Assoc.
             6.50% due 07/01/06...................................................................     1,487,863
   1,643   Federal National Mortgage Assoc.
             6.50% due 01/01/13...................................................................     1,593,877
   3,489   Federal National Mortgage Assoc.
             6.00% due 06/01/13...................................................................     3,311,306
     755   Federal National Mortgage Assoc.
             6.50% due 10/01/17...................................................................       720,587
     946   Federal National Mortgage Assoc.
             7.50% due 06/01/27...................................................................       936,073
     906   Federal National Mortgage Assoc.
             6.50% due 06/01/28...................................................................       853,641
   2,304   Government National Mortgage Assoc.
             7.50% due 08/15/23...................................................................     2,278,573
   1,924   Government National Mortgage Assoc.
             6.50% due 09/15/28...................................................................     1,807,096
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
 $ 2,848   Government National Mortgage Assoc.
             6.00% due 11/15/28...................................................................  $  2,592,259
   7,553   Government National Mortgage Assoc. II
             % due 6.5004/20/28...................................................................     7,068,894
                                                                                                    ------------

           TOTAL MORTGAGE-BACKED SECURITIES
           (IDENTIFIED COST $30,378,753)..........................................................    29,018,383
                                                                                                    ------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (9.6%)
   1,100   Federal Home Loan Banks
             5.65% due 02/06/03...................................................................     1,062,886
   1,500   Federal Home Loan Banks
             5.96% due 02/05/08...................................................................     1,384,785
     500   Resolution Funding Corp.
             0.00% due 10/15/04...................................................................       364,585
   1,705   U.S. Treasury Bond
             7.50% due 11/15/24...................................................................     1,859,950
   1,065   U.S. Treasury Bond
             6.00% due 02/15/26...................................................................       973,602
     550   U.S. Treasury Note
             7.75% due 01/31/00...................................................................       551,056
     385   U.S. Treasury Note
             6.625% due 06/30/01..................................................................       387,206
   1,400   U.S. Treasury Note
             6.625% due 04/30/02..................................................................     1,410,654
     500   U.S. Treasury Note
             5.50% due 05/31/03...................................................................       486,750
      80   U.S. Treasury Note
             7.875% due 11/15/04..................................................................        84,557
   1,300   U.S. Treasury Note
             5.875% due 11/15/05..................................................................     1,261,728
     500   U.S. Treasury Note
             6.25% due 02/15/07...................................................................       491,745
   2,000   U.S. Treasury Note
             6.125% due 08/15/07..................................................................     1,949,080
                                                                                                    ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $12,754,575)..........................................................    12,268,584
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (3.4%)
           U.S. GOVERNMENT AGENCY
 $ 4,400   Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $4,399,633)........  $  4,399,633
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $123,724,583) (b)........................................................   99.6%    127,739,033

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.4         560,193
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 128,299,226
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $11,131,142 and the aggregate gross unrealized depreciation is $7,116,692, resulting in net unrealized appreciation of $4,014,450.

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (91.8%)
           ELECTRIC UTILITIES (21.7%)
 21,000    AES Corp. (The)*.......................................................................  $  1,569,750
 14,000    Allegheny Energy, Inc..................................................................       377,125
 25,000    Alliant Energy Co......................................................................       687,500
 15,000    Ameren Corp............................................................................       491,250
 10,000    American Electric Power Co.............................................................       321,250
 30,000    Calpine Corp.*.........................................................................     1,920,000
 27,081    Carolina Power & Light Co..............................................................       824,278
 10,000    Central & South West Corp..............................................................       200,000
 13,500    Cinergy Corp...........................................................................       325,687
 15,000    CLECO Corp.............................................................................       480,937
 25,000    CMS Energy Corp........................................................................       779,687
 19,000    Consolidated Edison, Inc...............................................................       655,500
 20,000    Constellation Energy Group, Inc........................................................       580,000
 15,000    Dominion Resources, Inc................................................................       588,750
 32,500    DQE, Inc...............................................................................     1,125,312
 35,000    DTE Energy Co..........................................................................     1,098,125
 13,355    Duke Energy Corp.......................................................................       669,419
 28,000    Edison International...................................................................       733,250
 27,500    Entergy Corp...........................................................................       708,125
 10,000    Florida Progress Corp..................................................................       423,125
 25,000    FPL Group, Inc.........................................................................     1,070,312
 14,000    GPU, Inc...............................................................................       419,125
  7,500    Illinova Corp..........................................................................       260,625
 30,000    Independent Energy Holdings PLC (ADR) (United Kingdom)*................................       986,250
 30,000    IPALCO Enterprises, Inc................................................................       511,875
 10,000    Kansas City Power & Light Co...........................................................       220,625
 31,700    LG&E Energy Corp.......................................................................       552,769
 35,000    MidAmerican Energy Holdings Co.*.......................................................     1,179,062
 20,000    Minnesota Power, Inc...................................................................       338,750
 40,000    Montana Power Co.......................................................................     1,442,500
 11,000    New Century Energies, Inc..............................................................       334,125
 10,000    New England Electric System............................................................       517,500
 25,000    Niagara Mohawk Holdings Inc.*..........................................................       348,437
 24,000    NiSource Inc...........................................................................       429,000
 30,000    Northeast Utilities....................................................................       616,875
 20,000    Northern States Power Co...............................................................       390,000
 20,000    Northwestern Corp......................................................................       440,000
 22,000    NSTAR..................................................................................       891,000
 24,000    OGE Energy Corp........................................................................       456,000
 30,500    PECO Energy Co.........................................................................     1,059,875
NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 14,500    PG & E Corp............................................................................  $    297,250
 10,500    Pinnacle West Capital Corp.............................................................       320,906
 40,000    Plug Power Inc.*.......................................................................     1,110,000
 12,500    Public Service Company of New Mexico...................................................       203,125
 19,000    Public Service Enterprise Group, Inc...................................................       661,437
 20,000    Reliant Energy, Inc....................................................................       457,500
 27,000    SCANA Corp.............................................................................       725,625
 45,040    Sierra Pacific Resources...............................................................       779,755
 20,000    Southern Co............................................................................       470,000
 22,000    TECO Energy, Inc.......................................................................       408,375
 12,000    Texas Utilities Co.....................................................................       426,750
 31,000    TNP Enterprises, Inc...................................................................     1,278,750
 21,000    Unicom Corp............................................................................       703,500
 15,000    United Illuminating Co.................................................................       770,625
 16,000    Wisconsin Energy Corp..................................................................       308,000
                                                                                                    ------------
                                                                                                      35,945,373
                                                                                                    ------------
           ENERGY (8.4%)
 20,000    AGL Resources, Inc.....................................................................       340,000
 10,000    Columbia Energy Group..................................................................       632,500
  6,000    Consolidated Natural Gas Co............................................................       389,625
 17,622    El Paso Energy Corp....................................................................       683,954
 31,824    Enron Corp.............................................................................     1,412,190
  7,000    Ente Nazionale Idrocarburi - ENI SpA (ADR) (Italy).....................................       385,875
 15,000    Exxon Mobil Corp.......................................................................     1,208,437
 16,000    Indiana Energy Inc.....................................................................       284,000
 51,600    KeySpan Corp...........................................................................     1,196,475
 30,000    Kinder Morgan, Inc.....................................................................       605,625
 29,000    MCN Energy Group Inc...................................................................       688,750
 25,000    MDU Resources Group, Inc...............................................................       500,000
 14,000    New Jersey Resources Corp..............................................................       546,875
 15,000    Nicor Inc..............................................................................       487,500
 13,750    Northwest Natural Gas Co...............................................................       299,063
 29,000    Questar Corp...........................................................................       435,000
 12,000    Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................       725,250
 14,541    Sempra Energy..........................................................................       252,650
 10,000    South Jersey Industries, Inc...........................................................       284,375
 36,000    UtiliCorp United Inc...................................................................       699,750
 22,000    Washington Gas Light Co................................................................       605,000
 15,000    Williams Companies, Inc................................................................       458,438
 16,000    YPF Sociedad Anomina (ADR) (Argentina).................................................       591,000
                                                                                                    ------------
                                                                                                      13,712,332
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS (61.1%)
 10,000    ADC Telecommunications, Inc.*..........................................................  $    725,000
 15,000    Advanced Fibre Communications, Inc.*...................................................       671,250
 19,000    Alcatel Alsthom (ADR) (France).........................................................       855,000
 14,160    ALLTEL Corp............................................................................     1,170,855
 25,000    Amdocs Ltd.*...........................................................................       862,500
 25,000    American Tower Corp. (Class A)*........................................................       764,063
 15,000    Antec Corp.*...........................................................................       547,500
 38,000    AT&T Canada, Inc. (Canada)*............................................................     1,524,750
 35,462    AT&T Corp..............................................................................     1,799,697
 15,000    BCE, Inc. (Canada).....................................................................     1,352,813
 14,144    Bell Atlantic Corp.....................................................................       870,740
 10,000    BellSouth Corp.........................................................................       468,125
 34,000    Broadwing Inc..........................................................................     1,253,750
 20,625    CenturyTel, Inc........................................................................       977,109
 12,000    China Telecom Ltd. (ADR)
             (Hong Kong)*.........................................................................     1,542,750
 22,000    Cisco Systems, Inc.*...................................................................     2,355,375
 11,000    COLT Telecom Group PLC (ADR) (United Kingdom)*.........................................     2,242,625
 15,000    Comcast Corp. (Class A Special)........................................................       757,500
 15,000    Commonwealth Telephone Enterprises, Inc.*..............................................       787,500
 10,000    Corning Inc............................................................................     1,289,375
 35,000    Crown Castle International Corp.*......................................................     1,120,000
 25,000    CTC Communication Group, Inc.*.........................................................       975,000
 12,000    Deutsche Telekom AG (ADR) (Germany)....................................................       852,000
 22,500    Dycom Industries, Inc.*................................................................       991,406
 10,000    Equant N.V. (Netherlands)*.............................................................     1,120,000
 11,900    Esat Telecom Group PLC (ADR) (Ireland)*................................................     1,088,850
  7,200    France Telecom S.A. (ADR) (France).....................................................       961,200
 15,000    General Instrument Corp.*..............................................................     1,275,000
 10,000    General Motors Corp. (Class H) (Hughes Electronics)*...................................       960,000
 48,405    Global Crossing Ltd. (Bermuda)*........................................................     2,417,225
 42,000    Global Telesystems Group, Inc.*........................................................     1,454,250
NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 12,500    GTE Corp...............................................................................  $    882,031
 10,000    Harmonic, Inc.*........................................................................       947,500
 50,000    Hellenic Telecommunication Organization S.A. (OTE) (ADR) (Greece)......................       596,875
 14,000    ICG Communications, Inc.*..............................................................       261,625
 50,200    Infonet Services Corp. (Class B)*......................................................     1,317,750
 40,000    Intermedia Communications Inc.*........................................................     1,545,000
 25,000    ITC DeltaCom, Inc.*....................................................................       689,063
 25,000    IXnet, Inc.*...........................................................................       751,563
 10,000    Koninklijke (Royal) Philips Electronics NV (Netherlands)...............................     1,350,000
 28,000    Level 3 Communications, Inc.*..........................................................     2,289,000
 14,584    Lucent Technologies Inc................................................................     1,091,066
 10,000    Magyar Tavkozlesi RT (MATAV) (ADR) (Hungary)...........................................       360,000
 28,290    MCI WorldCom, Inc.*....................................................................     1,499,370
 40,000    McLeodUSA, Inc. (Class A)*.............................................................     2,350,000
 14,000    MediaOne Group, Inc.*..................................................................     1,075,375
 25,000    Metromedia Fiber Network, Inc. (Class A)*..............................................     1,196,875
 25,000    MGC Communication, Inc.*...............................................................     1,254,688
 10,000    Motorola, Inc..........................................................................     1,472,500
 10,000    Nextel Communications, Inc. (Class A)*.................................................     1,030,625
 30,000    NEXTLINK Communications, Inc. (Class A)*...............................................     2,490,000
 13,000    Nippon Telegraph & Telephone Corp. (ADR) (Japan).......................................     1,119,625
 10,000    Nokia Corp. (ADR) (Finland)............................................................     1,900,000
 16,000    Nortel Networks Corp. (Canada).........................................................     1,616,000
 20,000    NorthEast Optic Network, Inc.*.........................................................     1,250,000
 70,000    Portugal Telecom S.A. (ADR) (Portugal).................................................       761,250
 15,000    Primus Telecommunications Group, Inc.*.................................................       573,750
 12,000    QUALCOMM Inc.*.........................................................................     2,112,750
 45,650    Qwest Communications International, Inc.*..............................................     1,960,097
 26,000    RCN Corp.*.............................................................................     1,259,375
 25,000    Rhythms NetConnections Inc.............................................................       775,000
  8,000    Royal PTT Nederland NV (ADR) (KPN) (Netherlands).......................................       769,000

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 12,000    RSL Communications, Ltd. (Class A) (Bermuda)*..........................................  $    204,750
 60,000    SBA Communications Corp.*..............................................................     1,091,250
 29,272    SBC Communications, Inc................................................................     1,427,010
 15,000    Scientific-Atlanta, Inc................................................................       834,375
 14,000    Sprint Corp. (FON Group)...............................................................       942,375
 10,500    Sprint Corp. (PCS Group)*..............................................................     1,076,250
 20,000    Tele Danmark AS (ADR) (Denmark)........................................................       755,000
  8,000    Telecom Italia SpA (ADR) (Italy).......................................................     1,120,000
  4,800    TeleCorp PCS, Inc.*....................................................................       183,000
 15,918    Telefonica Espana S.A. (ADR) (Spain)*..................................................     1,254,537
 15,000    Teleglobe Inc..........................................................................       340,313
 13,000    Telephone & Data Systems, Inc..........................................................     1,638,000
 15,000    Teligent, Inc. (Class A)*..............................................................       908,438
 20,000    Tellabs, Inc.*.........................................................................     1,282,500
 20,000    Telstra Corp. Ltd. (ADR) (Australia)...................................................       545,000
 50,000    Time Warner Telecom Inc. (Class A)*....................................................     2,481,250
  5,327    U.S. West, Inc.........................................................................       383,544
  7,000    United States Cellular Corp.*..........................................................       706,563
 27,000    Viatel, Inc.*..........................................................................     1,444,500
 25,000    Vodafone Group PLC (ADR) (United Kingdom)..............................................     1,237,500
 21,000    VoiceStream Wireless Corp.*............................................................     2,979,375
 20,000    Western Wireless Corp. (Class A)*......................................................     1,332,500
 20,000    Williams Communications Group, Inc.*...................................................       578,750
 24,000    WinStar Communications, Inc.*..........................................................     1,803,000
                                                                                                    ------------
                                                                                                     101,130,741
                                                                                                    ------------
           WATER SUPPLY (0.6%)
 11,000    E'Town Corp............................................................................       684,750
 16,000    Philadelphia Suburban Corp.............................................................       331,000
                                                                                                    ------------
                                                                                                       1,015,750
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $95,233,073)..........................................................   151,804,196
                                                                                                    ------------
NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

           PREFERRED STOCKS (0.2%)
           ELECTRIC UTILITIES (0.2%)
  6,000    Alabama Power Capital Trust I (Series Q) $1.84.........................................  $    123,000
  1,000    Duquesne Capital LP (Series A) $2.094..................................................        22,063
  2,500    Public Service Electric & Gas Capital (Series B) $2.00.................................        53,906
  1,000    Tennessee Valley Authority (Series 95-A) $2.00.........................................        24,562
  5,000    Virginia Power Capital $2.013..........................................................       108,125
                                                                                                    ------------

           TOTAL PREFERRED STOCKS
           (IDENTIFIED COST $388,687).............................................................       331,656
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
 ------
           CORPORATE BONDS (3.6%)
           ELECTRIC UTILITIES (0.7%)
 $  500    Niagara Mohawk Power Corp. 8.00% due 06/01/04..........................................       509,965
    249    Niagara Mohawk Power Corp. 8.77% due 01/01/18..........................................       260,113
    500    Salton Sea Funding Corp. - 144A** 7.475% due 11/30/18..................................       468,055
                                                                                                    ------------
                                                                                                       1,238,133
                                                                                                    ------------
           ENERGY (1.1%)
  1,000    CMS Panhandle Holding Co. 7.00% due 07/15/29...........................................       877,720
  1,000    Sonat Inc. 7.625% due 07/15/11.........................................................       979,810
                                                                                                    ------------
                                                                                                       1,857,530
                                                                                                    ------------
           TELECOMMUNICATIONS (1.8%)
    500    Aliant Communications, Inc. 6.75% due 04/01/28.........................................       436,095
  1,000    AT&T Canada Inc. - 144A** (Canada) 7.65% due 09/15/06..................................       999,590
    500    Electric Lightwave, Inc. 6.05% due 05/15/04............................................       471,495
    500    GTE Corp. 7.51% due 04/01/09...........................................................       500,100
    500    LCI International, Inc. 7.25% due 06/15/07.............................................       481,545
                                                                                                    ------------
                                                                                                       2,888,825
                                                                                                    ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $6,320,215)...........................................................     5,984,488
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS (4.1%)
           U.S. GOVERNMENT AGENCY (a) (4.0%)
 $6,600    Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $6,599,450)........  $  6,599,450
                                                                                                    ------------

           REPURCHASE AGREEMENT (0.1%)
    229    The Bank of New York 1.50% due 01/03/00 (dated 12/31/99; proceeds $229,456) (b)
             (IDENTIFIED COST $229,427)...........................................................       229,427
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $6,828,877)...........................................................     6,828,877
                                                                                                    ------------


                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $108,770,852) (c)........................................................   99.7%  $ 164,949,217

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.3         419,197
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 165,368,414
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $160,927 U.S. Treasury Note 11.25% due 02/15/15 valued at $234,198.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $60,539,705 and the aggregate gross unrealized depreciation is $4,361,340, resulting in net unrealized appreciation of $56,178,365.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (95.8%)
           AEROSPACE (3.3%)
 295,000   Goodrich (B.F.) Co. (The)..............................................................  $  8,112,500
 375,000   Lockheed Martin Corp...................................................................     8,203,125
 120,000   United Technologies Corp...............................................................     7,800,000
                                                                                                    ------------
                                                                                                      24,115,625
                                                                                                    ------------
           ALUMINUM (2.2%)
 195,000   Alcan Aluminium, Ltd. (Canada).........................................................     8,031,562
  99,000   Alcoa, Inc.............................................................................     8,217,000
                                                                                                    ------------
                                                                                                      16,248,562
                                                                                                    ------------
           APPAREL (1.0%)
 250,000   VF Corp................................................................................     7,500,000
                                                                                                    ------------
           AUTO PARTS: O.E.M. (4.2%)
 268,000   Dana Corp..............................................................................     8,023,250
 485,000   Delphi Automotive Systems Corp.........................................................     7,638,750
 135,000   Johnson Controls, Inc..................................................................     7,678,125
 147,000   TRW Inc................................................................................     7,634,812
                                                                                                    ------------
                                                                                                      30,974,937
                                                                                                    ------------
           AUTOMOTIVE AFTERMARKET (1.1%)
 280,000   Goodyear Tire & Rubber Co..............................................................     7,892,500
                                                                                                    ------------
           BEVERAGES - NON-ALCOHOLIC (2.0%)
 127,000   Coca Cola Co...........................................................................     7,397,750
 205,000   PepsiCo, Inc...........................................................................     7,226,250
                                                                                                    ------------
                                                                                                      14,624,000
                                                                                                    ------------
           BUILDING PRODUCTS (1.1%)
 245,000   Armstrong World Industries, Inc........................................................     8,176,875
                                                                                                    ------------
           CONSTRUCTION/AGRICULTURAL   EQUIPMENT/TRUCKS (2.1%)
 160,000   Caterpillar, Inc.......................................................................     7,530,000
 185,000   Deere & Co.............................................................................     8,024,375
                                                                                                    ------------
                                                                                                      15,554,375
                                                                                                    ------------
           CONSUMER ELECTRONICS/APPLIANCES (1.0%)
 115,000   Whirlpool Corp.........................................................................     7,482,187
                                                                                                    ------------
           CONTAINERS/PACKAGING (1.1%)
 365,000   Crown Cork & Seal Co., Inc.............................................................     8,166,875
                                                                                                    ------------
           DEPARTMENT STORES (2.0%)
 240,000   May Department Stores Co...............................................................     7,740,000
 245,000   Sears, Roebuck & Co....................................................................     7,457,187
                                                                                                    ------------
                                                                                                      15,197,187
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DISCOUNT CHAINS (0.9%)
  95,000   Dayton Hudson Corp.....................................................................  $  6,976,562
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (0.9%)
  77,000   Providian Financial Corp...............................................................     7,011,812
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING (3.3%)
 126,000   Honeywell International Inc............................................................     7,268,625
  75,000   Minnesota Mining & Manufacturing Co....................................................     7,340,625
 255,000   Tyco International Ltd. (Bermuda)......................................................     9,913,125
                                                                                                    ------------
                                                                                                      24,522,375
                                                                                                    ------------
           ELECTRIC UTILITIES (4.8%)
 170,500   Dominion Resources, Inc................................................................     6,692,125
 170,000   FPL Group, Inc.........................................................................     7,278,125
 238,000   GPU, Inc...............................................................................     7,125,125
 305,000   Reliant Energy, Inc....................................................................     6,976,875
 220,000   Unicom Corp............................................................................     7,370,000
                                                                                                    ------------
                                                                                                      35,442,250
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (2.0%)
  66,000   Hewlett-Packard Co.....................................................................     7,519,875
  70,000   International Business Machines Corp...................................................     7,560,000
                                                                                                    ------------
                                                                                                      15,079,875
                                                                                                    ------------
           ENGINEERING & CONSTRUCTION (1.1%)
 175,000   Fluor Corp.............................................................................     8,028,125
                                                                                                    ------------
           FINANCE COMPANIES (2.9%)
 247,000   Associates First Capital Corp. (Class A)...............................................     6,777,062
 122,000   Fannie Mae.............................................................................     7,617,375
 200,000   Household International, Inc...........................................................     7,450,000
                                                                                                    ------------
                                                                                                      21,844,437
                                                                                                    ------------
           FOOD CHAINS (2.0%)
 230,000   Albertson's, Inc.......................................................................     7,417,500
 307,000   Winn-Dixie Stores, Inc.................................................................     7,348,812
                                                                                                    ------------
                                                                                                      14,766,312
                                                                                                    ------------
           FOOD DISTRIBUTORS (2.2%)
 410,000   Supervalu, Inc.........................................................................     8,200,000
 205,000   SYSCO Corp.............................................................................     8,110,312
                                                                                                    ------------
                                                                                                      16,310,312
                                                                                                    ------------
           FOREST PRODUCTS (1.0%)
 108,000   Weyerhaeuser Co........................................................................     7,755,750
                                                                                                    ------------
           HOME FURNISHINGS (1.0%)
 245,000   Newell Rubbermaid, Inc.................................................................     7,105,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INTEGRATED OIL COMPANIES (4.0%)
 125,000   BP Amoco PLC (ADR) (United Kingdom)....................................................  $  7,414,062
  91,000   Exxon Mobil Corp.......................................................................     7,331,187
 120,000   Kerr-McGee Corp........................................................................     7,440,000
 125,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................     7,554,687
                                                                                                    ------------
                                                                                                      29,739,936
                                                                                                    ------------
           LIFE INSURANCE (3.1%)
  78,500   Aegon N.V. (ARS) (Netherlands).........................................................     7,496,750
 112,400   Jefferson-Pilot Corp...................................................................     7,671,300
 197,000   Lincoln National Corp..................................................................     7,880,000
                                                                                                    ------------
                                                                                                      23,048,050
                                                                                                    ------------
           MAJOR BANKS (2.9%)
 144,000   Bank of America Corp...................................................................     7,227,000
 330,000   KeyCorp................................................................................     7,301,250
  56,000   Morgan (J.P.) & Co., Inc...............................................................     7,091,000
                                                                                                    ------------
                                                                                                      21,619,250
                                                                                                    ------------
           MAJOR CHEMICALS (4.1%)
  57,000   Dow Chemical Co........................................................................     7,616,625
 113,000   Du Pont (E.I.) de Nemours & Co., Inc...................................................     7,443,875
 295,000   Hercules Inc...........................................................................     8,223,125
 195,000   Monsanto Co............................................................................     6,946,875
                                                                                                    ------------
                                                                                                      30,230,500
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (3.9%)
 205,000   Abbott Laboratories....................................................................     7,444,062
 178,000   American Home Products Corp............................................................     7,019,875
 115,000   Bristol-Myers Squibb Co................................................................     7,381,563
 170,000   Schering-Plough Corp...................................................................     7,171,875
                                                                                                    ------------
                                                                                                      29,017,375
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (1.9%)
 114,500   Bell Atlantic Corp.....................................................................     7,048,906
  97,500   GTE Corp...............................................................................     6,879,844
                                                                                                    ------------
                                                                                                      13,928,750
                                                                                                    ------------
           MANAGED HEALTH CARE (1.0%)
 139,000   Aetna Inc..............................................................................     7,757,938
                                                                                                    ------------
           MEAT/POULTRY/FISH (1.0%)
 345,000   ConAgra, Inc...........................................................................     7,784,063
                                                                                                    ------------
           MILITARY/GOV'T/TECHNICAL (1.0%)
 267,000   Raytheon Co. (Class B).................................................................     7,092,188
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MOTOR VEHICLES (3.0%)
 100,000   DaimlerChrysler AG (Germany)...........................................................  $  7,825,000
 141,000   Ford Motor Co..........................................................................     7,534,688
 100,000   General Motors Corp....................................................................     7,268,750
                                                                                                    ------------
                                                                                                      22,628,438
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (0.9%)
  45,000   General Electric Co....................................................................     6,963,750
                                                                                                    ------------
           NATURAL GAS (1.1%)
 131,000   Consolidated Natural Gas Co............................................................     8,506,813
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES (2.1%)
 165,000   Pitney Bowes, Inc......................................................................     7,971,563
 340,000   Xerox Corp.............................................................................     7,713,750
                                                                                                    ------------
                                                                                                      15,685,313
                                                                                                    ------------
           OIL & GAS PRODUCTION (1.1%)
 244,000   Burlington Resources, Inc..............................................................     8,067,250
                                                                                                    ------------
           OIL REFINING/MARKETING (1.9%)
 305,000   Sunoco, Inc............................................................................     7,167,500
 285,000   USX-Marathon Group.....................................................................     7,035,938
                                                                                                    ------------
                                                                                                      14,203,438
                                                                                                    ------------
           OIL/GAS TRANSMISSION (2.1%)
 190,000   El Paso Energy Corp....................................................................     7,374,375
 183,000   Enron Corp.............................................................................     8,120,625
                                                                                                    ------------
                                                                                                      15,495,000
                                                                                                    ------------
           OTHER METALS/MINERALS (1.1%)
 123,000   Phelps Dodge Corp......................................................................     8,256,375
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (5.1%)
 232,000   Avon Products, Inc.....................................................................     7,656,000
 174,000   Gillette Co............................................................................     7,166,625
 210,000   International Flavors & Fragrances, Inc................................................     7,927,500
 116,000   Kimberly-Clark Corp....................................................................     7,569,000
  65,000   Procter & Gamble Co....................................................................     7,121,563
                                                                                                    ------------
                                                                                                      37,440,688
                                                                                                    ------------
           PACKAGED FOODS (1.0%)
 115,000   Quaker Oats Company (The)..............................................................     7,546,875
                                                                                                    ------------
           PAINTS/COATINGS (1.0%)
 123,000   PPG Industries, Inc....................................................................     7,695,188
                                                                                                    ------------
           PAPER (2.2%)
 140,000   International Paper Co.................................................................     7,901,250
 185,000   Mead Corp..............................................................................     8,035,938
                                                                                                    ------------
                                                                                                      15,937,188
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           PHOTOGRAPHIC PRODUCTS (1.1%)
 119,000   Eastman Kodak Co.......................................................................  $  7,883,750
                                                                                                    ------------
           RAILROADS (2.0%)
 285,000   Burlington Northern Santa Fe Corp......................................................     6,911,250
 245,000   CSX Corp...............................................................................     7,686,875
                                                                                                    ------------
                                                                                                      14,598,125
                                                                                                    ------------
           RECREATIONAL PRODUCTS/TOYS (1.1%)
 357,000   Brunswick Corp.........................................................................     7,943,250
                                                                                                    ------------
           RENTAL/LEASING COMPANIES (1.0%)
 305,000   Ryder System, Inc......................................................................     7,453,438
                                                                                                    ------------
           SEMICONDUCTORS (0.9%)
  85,000   Intel Corp.............................................................................     6,991,250
                                                                                                    ------------
           TOBACCO (1.0%)
 288,000   UST, Inc...............................................................................     7,254,000
                                                                                                    ------------
           TOTAL COMMON STOCKS
           (IDENTIFIED COST $749,988,876).........................................................   711,544,112
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
--------
           SHORT-TERM INVESTMENTS (4.1%)
           U.S. GOVERNMENT AGENCY (a) (4.1%)
$ 30,400   Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST 30,397,467)........    30,397,467
                                                                                                    ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (0.0%)
$    210   The Bank of New York 1.50% due 01/03/00 (dated 12/31/99; proceeds $209,787) (b)
             (IDENTIFIED COST $209,761)...........................................................  $    209,761
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $30,607,228)..........................................................    30,607,228
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $780,596,104) (c)........................................................   99.9%    742,151,340

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.1         660,156
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 742,811,496
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
ARS  American Regulatory Share.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $147,132 U.S Treasury Bond 11.25% due 02/15/15 valued at $214,123.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $54,537,763 and the aggregate gross unrealized depreciation is $92,982,527, resulting in net unrealized depreciation of $38,444,764.

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.5%)
           ACCIDENT & HEALTH INSURANCE (0.6%)
   7,500   AFLAC, Inc..............................................................................  $   353,906
  12,800   Torchmark Corp..........................................................................      372,000
  12,570   UNUMProvident Corp......................................................................      403,026
                                                                                                     -----------
                                                                                                       1,128,932
                                                                                                     -----------
           ADVERTISING (0.5%)
   8,000   Interpublic Group of Companies, Inc.....................................................      461,500
   4,000   Omnicom Group, Inc......................................................................      400,000
                                                                                                     -----------
                                                                                                         861,500
                                                                                                     -----------
           AEROSPACE (1.0%)
   9,400   Boeing Co...............................................................................      390,687
  12,500   Goodrich (B.F.) Co. (The)...............................................................      343,750
  16,000   Lockheed Martin Corp....................................................................      350,000
   6,300   Northrop Grumman Corp...................................................................      340,594
   6,200   United Technologies Corp................................................................      403,000
                                                                                                     -----------
                                                                                                       1,828,031
                                                                                                     -----------
           AIR FREIGHT/DELIVERY SERVICES (0.2%)
   8,700   FDX Corp.*..............................................................................      356,156
                                                                                                     -----------
           AIRLINES (0.8%)
   5,900   AMR Corp.*..............................................................................      395,300
   6,800   Delta Air Lines, Inc....................................................................      338,725
  19,950   Southwest Airlines Co...................................................................      322,941
  12,500   US Airways Group Inc.*..................................................................      400,781
                                                                                                     -----------
                                                                                                       1,457,747
                                                                                                     -----------
           ALCOHOLIC BEVERAGES (0.6%)
   5,400   Anheuser-Busch Companies, Inc...........................................................      382,725
   5,400   Brown-Forman Corp. (Class B)............................................................      309,150
   7,100   Coors (Adolph) Co. (Class B)............................................................      372,750
                                                                                                     -----------
                                                                                                       1,064,625
                                                                                                     -----------
           ALUMINUM (0.7%)
  11,200   Alcan Aluminum Ltd. (Canada)............................................................      461,300
   5,500   Alcoa, Inc..............................................................................      456,500
   5,800   Reynolds Metals Co......................................................................      444,425
                                                                                                     -----------
                                                                                                       1,362,225
                                                                                                     -----------
           APPAREL (0.6%)
  10,000   Liz Claiborne, Inc......................................................................      376,250
  22,500   Russell Corp............................................................................      376,875
  10,900   VF Corp.................................................................................      327,000
                                                                                                     -----------
                                                                                                       1,080,125
                                                                                                     -----------
           AUTO PARTS: O.E.M. (0.9%)
  11,400   Dana Corp...............................................................................      341,287
  21,200   Delphi Automotive Systems Corp..........................................................      333,900
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   4,500   Eaton Corp..............................................................................  $   326,812
   5,700   Johnson Controls, Inc...................................................................      324,187
   6,800   TRW Inc.................................................................................      353,175
                                                                                                     -----------
                                                                                                       1,679,361
                                                                                                     -----------
           AUTOMOTIVE AFTERMARKET (0.5%)
  22,500   Cooper Tire & Rubber Co.................................................................      350,156
  13,100   Genuine Parts Co........................................................................      325,044
  11,600   Goodyear Tire & Rubber Co...............................................................      326,975
                                                                                                     -----------
                                                                                                       1,002,175
                                                                                                     -----------
           BEVERAGES - NON-ALCOHOLIC (0.6%)
   6,200   Coca Cola Co............................................................................      361,150
  16,900   Coca-Cola Enterprises Inc...............................................................      340,112
   9,900   PepsiCo, Inc............................................................................      348,975
                                                                                                     -----------
                                                                                                       1,050,237
                                                                                                     -----------
           BIOTECHNOLOGY (0.2%)
   7,900   Amgen Inc.*.............................................................................      474,000
                                                                                                     -----------
           BOOKS/MAGAZINES (0.4%)
   8,000   Harcourt General, Inc...................................................................      322,000
   9,900   Meredith Corp...........................................................................      412,706
                                                                                                     -----------
                                                                                                         734,706
                                                                                                     -----------
           BROADCASTING (0.5%)
   7,000   CBS Corp.*..............................................................................      447,562
   4,800   Clear Channel Communications, Inc.*.....................................................      428,400
                                                                                                     -----------
                                                                                                         875,962
                                                                                                     -----------
           BUILDING MATERIALS (0.4%)
  20,600   Owens Corning...........................................................................      397,837
   8,500   Vulcan Materials Co.....................................................................      339,469
                                                                                                     -----------
                                                                                                         737,306
                                                                                                     -----------
           BUILDING MATERIALS/DIY CHAINS (0.4%)
   6,300   Home Depot, Inc. (The)..................................................................      431,944
   6,800   Lowe's Companies, Inc...................................................................      406,300
                                                                                                     -----------
                                                                                                         838,244
                                                                                                     -----------
           BUILDING PRODUCTS (0.4%)
  10,400   Armstrong World Industries, Inc.........................................................      347,100
  13,300   Masco Corp..............................................................................      337,487
                                                                                                     -----------
                                                                                                         684,587
                                                                                                     -----------
           CABLE TELEVISION (0.4%)
   7,500   Comcast Corp. (Class A Special)*........................................................      378,750
   5,400   MediaOne Group, Inc.*...................................................................      414,787
                                                                                                     -----------
                                                                                                         793,537
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           CASINO/GAMBLING (0.4%)
  15,200   Harrah's Entertainment, Inc.*...........................................................  $   401,850
  22,500   Mirage Resorts, Inc.*...................................................................      344,531
                                                                                                     -----------
                                                                                                         746,381
                                                                                                     -----------
           CELLULAR TELEPHONE (0.4%)
   4,000   Nextel Communications, Inc. (Class A)*..................................................      412,250
   4,100   Sprint Corp. (PCS Group)*...............................................................      420,250
                                                                                                     -----------
                                                                                                         832,500
                                                                                                     -----------
           CLOTHING/SHOE/ACCESSORY STORES (0.8%)
   9,750   Gap, Inc. (The).........................................................................      448,500
   9,700   Limited (The), Inc......................................................................      420,131
  12,900   Nordstrom, Inc..........................................................................      337,819
  16,900   TJX Companies, Inc......................................................................      345,394
                                                                                                     -----------
                                                                                                       1,551,844
                                                                                                     -----------
           COMPUTER COMMUNICATIONS (0.8%)
   8,500   3Com Corp.*.............................................................................      398,969
   5,700   Adaptec, Inc.*..........................................................................      283,931
  16,000   Cabletron Systems, Inc.*................................................................      416,000
   4,000   Cisco Systems, Inc.*....................................................................      428,250
                                                                                                     -----------
                                                                                                       1,527,150
                                                                                                     -----------
           COMPUTER SOFTWARE (2.4%)
   6,200   Adobe Systems, Inc......................................................................      416,950
  13,100   Autodesk, Inc...........................................................................      441,306
   5,400   BMC Software, Inc.*.....................................................................      431,325
   2,500   Citrix Systems, Inc.*...................................................................      307,344
   6,200   Computer Associates International, Inc..................................................      433,612
  11,200   Compuware Corp.*........................................................................      416,500
   3,500   Microsoft Corp.*........................................................................      408,406
  13,000   Novell, Inc.*...........................................................................      518,375
   4,000   Oracle Corp.*...........................................................................      448,000
  14,700   Parametric Technology Corp.*............................................................      396,900
  17,700   PeopleSoft, Inc.*.......................................................................      376,125
                                                                                                     -----------
                                                                                                       4,594,843
                                                                                                     -----------
           COMPUTER/VIDEO CHAINS (0.6%)
   7,100   Best Buy Co., Inc.*.....................................................................      356,331
   9,800   Circuit City Stores, Inc. - Circuit City Group..........................................      441,612
   8,200   Tandy Corp..............................................................................      403,337
                                                                                                     -----------
                                                                                                       1,201,280
                                                                                                     -----------
           CONSTRUCTION/AGRICULTURAL   EQUIPMENT/TRUCKS (1.2%)
   7,300   Caterpillar, Inc........................................................................      343,556
   7,600   Cummins Engine Co., Inc.................................................................      367,175
  10,100   Deere & Co..............................................................................      438,087
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   6,400   NACCO Industries, Inc. (Class A)........................................................  $   355,600
   8,600   Navistar International Corp.*...........................................................      407,425
   8,000   PACCAR, Inc.............................................................................      354,000
                                                                                                     -----------
                                                                                                       2,265,843
                                                                                                     -----------
           CONSUMER ELECTRONICS/APPLIANCES (0.4%)
   8,600   Maytag Corp.............................................................................      412,800
   6,000   Whirlpool Corp..........................................................................      390,375
                                                                                                     -----------
                                                                                                         803,175
                                                                                                     -----------
           CONSUMER SPECIALTIES (0.2%)
  17,900   Jostens, Inc............................................................................      435,194
                                                                                                     -----------
           CONSUMER SUNDRIES (0.2%)
  13,700   American Greetings Corp. (Class A)......................................................      323,662
                                                                                                     -----------
           CONTAINERS/PACKAGING (1.3%)
   8,800   Ball Corp...............................................................................      346,500
   9,600   Bemis Company, Inc......................................................................      334,800
  15,600   Crown Cork & Seal Co., Inc..............................................................      349,050
  16,400   Owens-Illinois, Inc.*...................................................................      411,025
  29,800   Pactiv Corp.............................................................................      316,625
   6,900   Sealed Air Corp.*.......................................................................      357,506
   6,200   Temple-Inland, Inc......................................................................      408,812
                                                                                                     -----------
                                                                                                       2,524,318
                                                                                                     -----------
           CONTRACT DRILLING (0.4%)
  16,700   Helmerich & Payne, Inc..................................................................      364,269
  20,800   Rowan Companies, Inc.*..................................................................      451,100
                                                                                                     -----------
                                                                                                         815,369
                                                                                                     -----------
           DEPARTMENT STORES (1.1%)
  16,000   Dillard's, Inc. (Class A)...............................................................      323,000
   8,000   Federated Department Stores, Inc.*......................................................      404,500
   5,500   Kohl's Corp.*...........................................................................      397,031
  10,200   May Department Stores Co................................................................      328,950
  17,400   Penney (J.C.) Co., Inc..................................................................      346,912
  10,500   Sears, Roebuck & Co.....................................................................      319,594
                                                                                                     -----------
                                                                                                       2,119,987
                                                                                                     -----------
           DISCOUNT CHAINS (1.2%)
  22,400   Consolidated Stores Corp.*..............................................................      364,000
   4,400   Costco Wholesale Corp.*.................................................................      401,225
   5,800   Dayton Hudson Corp......................................................................      425,937
  14,000   Dollar General Corp.....................................................................      318,500
  29,100   Kmart Corp.*............................................................................      292,819
   6,300   Wal-Mart Stores, Inc....................................................................      435,487
                                                                                                     -----------
                                                                                                       2,237,968
                                                                                                     -----------
           DIVERSIFIED COMMERCIAL SERVICES (0.2%)
   9,900   Paychex, Inc............................................................................      395,381
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DIVERSIFIED ELECTRONIC PRODUCTS (0.2%)
   7,100   Rockwell International Corp.............................................................  $   339,912
                                                                                                     -----------
           DIVERSIFIED FINANCIAL SERVICES (0.7%)
   2,700   American Express Co.....................................................................      448,875
   7,650   Citigroup Inc...........................................................................      425,053
   4,100   Providian Financial Corp................................................................      373,356
                                                                                                     -----------
                                                                                                       1,247,284
                                                                                                     -----------
           DIVERSIFIED MANUFACTURING (1.6%)
   7,900   Cooper Industries, Inc..................................................................      319,456
   7,000   Danaher Corp............................................................................      337,750
   9,200   Dover Corp..............................................................................      417,450
   7,600   Honeywell International Inc.............................................................      438,425
  10,100   ITT Industries, Inc.....................................................................      337,719
   4,300   Minnesota Mining & Manufacturing Co.....................................................      420,862
  23,400   Thermo Electron Corp.*..................................................................      351,000
  11,000   Tyco International Ltd. (Bermuda).......................................................      427,625
                                                                                                     -----------
                                                                                                       3,050,287
                                                                                                     -----------
           DRUGSTORE CHAINS (0.8%)
  10,100   CVS Corp................................................................................      403,369
  13,500   Longs Drug Stores Corp..................................................................      348,469
  26,500   Rite Aid Corp...........................................................................      296,469
  13,200   Walgreen Co.............................................................................      386,100
                                                                                                     -----------
                                                                                                       1,434,407
                                                                                                     -----------
           E.D.P. PERIPHERALS (0.9%)
   4,100   EMC Corp.*..............................................................................      447,925
   3,800   Lexmark International Group, Inc. (Class A)*............................................      343,900
   4,900   Network Appliance, Inc.*................................................................      406,700
   8,900   Seagate Technology, Inc.*...............................................................      414,406
                                                                                                     -----------
                                                                                                       1,612,931
                                                                                                     -----------
           E.D.P. SERVICES (1.1%)
   8,100   Automatic Data Processing, Inc..........................................................      436,387
  14,900   Ceridian Corp.*.........................................................................      321,281
   4,800   Computer Sciences Corp.*................................................................      454,200
   6,300   Electronic Data Systems Corp............................................................      421,706
   8,300   First Data Corp.........................................................................      409,294
                                                                                                     -----------
                                                                                                       2,042,868
                                                                                                     -----------
           ELECTRIC UTILITIES (5.3%)
   6,100   AES Corp. (The)*........................................................................      455,975
   9,500   Ameren Corp.............................................................................      311,125
   9,700   American Electric Power Co., Inc........................................................      311,612
  10,300   Carolina Power & Light Co...............................................................      313,506
  15,600   Central & South West Corp...............................................................      312,000
  13,100   Cinergy Corp............................................................................      316,037
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  10,200   CMS Energy Corp.........................................................................  $   318,112
   9,000   Consolidated Edison, Inc................................................................      310,500
  12,000   Constellation Energy Group, Inc.........................................................      348,000
   7,700   Dominion Resources, Inc.................................................................      302,225
   9,900   DTE Energy Co...........................................................................      310,612
   6,300   Duke Energy Corp........................................................................      315,787
  13,500   Edison International....................................................................      353,531
  12,300   Entergy Corp............................................................................      316,725
  13,500   FirstEnergy Corp........................................................................      306,281
   8,000   Florida Progress Corp...................................................................      338,500
   7,500   FPL Group, Inc..........................................................................      321,094
   9,700   GPU, Inc................................................................................      290,394
  10,200   New Century Energies, Inc...............................................................      309,825
  23,400   Niagara Mohawk Holdings Inc.............................................................      326,137
  15,800   Northern States Power Co................................................................      308,100
   9,100   PECO Energy Co..........................................................................      316,225
  15,300   PG & E Corp.............................................................................      313,650
  10,000   Pinnacle West Capital Corp..............................................................      305,625
  14,300   PP&L Resources, Inc.....................................................................      327,112
   9,300   Public Service Enterprise Group, Inc....................................................      323,756
  13,500   Reliant Energy, Inc.....................................................................      308,812
  10,730   Scottish Power PLC (ADR) (United Kingdom)...............................................      300,440
  13,300   Southern Co.............................................................................      312,550
   9,300   Texas Utilities Co......................................................................      330,731
   9,900   Unicom Corp.............................................................................      331,650
                                                                                                     -----------
                                                                                                       9,966,629
                                                                                                     -----------
           ELECTRICAL PRODUCTS (0.5%)
   5,500   Emerson Electric Co.....................................................................      315,562
   5,600   Molex Inc...............................................................................      317,100
  10,200   Thomas & Betts Corp.....................................................................      325,125
                                                                                                     -----------
                                                                                                         957,787
                                                                                                     -----------
           ELECTRONIC COMPONENTS (0.5%)
  22,700   Andrew Corp.*...........................................................................      428,462
   4,700   Solectron Corp.*........................................................................      447,087
                                                                                                     -----------
                                                                                                         875,549
                                                                                                     -----------
           ELECTRONIC DATA PROCESSING (1.9%)
   4,200   Apple Computer, Inc.*...................................................................      431,550
  15,200   COMPAQ Computer Corp....................................................................      411,350
   8,300   Dell Computer Corp.*....................................................................      422,781
   5,700   Gateway, Inc............................................................................      410,756
   3,900   Hewlett-Packard Co......................................................................      444,356
   3,300   International Business Machines Corp....................................................      356,400
  31,700   Silicon Graphics, Inc.*.................................................................      311,056

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   5,600   Sun Microsystems, Inc.*.................................................................  $   433,300
  10,200   Unisys Corp.*...........................................................................      325,762
                                                                                                     -----------
                                                                                                       3,547,311
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.7%)
   3,400   Applied Materials, Inc.*................................................................      430,525
   4,100   KLA-Tencor Corp.*.......................................................................      456,381
   7,000   Teradyne, Inc.*.........................................................................      462,000
                                                                                                     -----------
                                                                                                       1,348,906
                                                                                                     -----------
           ENGINEERING & CONSTRUCTION (0.4%)
  10,100   Fluor Corp..............................................................................      463,337
  31,700   Foster Wheeler Corp.....................................................................      281,337
                                                                                                     -----------
                                                                                                         744,674
                                                                                                     -----------
           ENVIRONMENTAL SERVICES (0.4%)
  44,900   Allied Waste Industries, Inc.*..........................................................      395,681
  21,200   Waste Management, Inc...................................................................      364,375
                                                                                                     -----------
                                                                                                         760,056
                                                                                                     -----------
           FARMING/SEEDS/MILLING (0.2%)
  26,400   Archer-Daniels-Midland Co...............................................................      321,750
                                                                                                     -----------
           FINANCE COMPANIES (1.4%)
  11,100   Associates First Capital Corp. (Class A)................................................      304,556
   8,100   Capital One Financial Corp..............................................................      390,319
  12,500   Countrywide Credit Industries, Inc......................................................      315,625
   5,100   Fannie Mae..............................................................................      318,431
   6,700   Freddie Mac.............................................................................      315,319
   8,800   Household International, Inc............................................................      327,800
  14,100   MBNA Corp...............................................................................      384,225
   7,500   SLM Holding Corp........................................................................      316,875
                                                                                                     -----------
                                                                                                       2,673,150
                                                                                                     -----------
           FINANCIAL PUBLISHING/SERVICES (0.6%)
  10,900   Dun & Bradstreet Corp...................................................................      321,550
  14,100   Equifax, Inc............................................................................      332,231
   6,900   McGraw-Hill Companies, Inc..............................................................      425,212
                                                                                                     -----------
                                                                                                       1,078,993
                                                                                                     -----------
           FLUID CONTROLS (0.2%)
   9,100   Parker-Hannifin Corp....................................................................      466,944
                                                                                                     -----------
           FOOD CHAINS (0.9%)
  10,000   Albertson's, Inc........................................................................      322,500
  12,000   Great Atlantic & Pacific Tea Co., Inc...................................................      334,500
  18,900   Kroger Co.*.............................................................................      356,737
   9,600   Safeway Inc.*...........................................................................      341,400
  12,800   Winn-Dixie Stores, Inc..................................................................      306,400
                                                                                                     -----------
                                                                                                       1,661,537
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           FOOD DISTRIBUTORS (0.4%)
  17,700   Supervalu, Inc..........................................................................  $   354,000
  11,200   SYSCO Corp..............................................................................      443,100
                                                                                                     -----------
                                                                                                         797,100
                                                                                                     -----------
           FOREST PRODUCTS (0.7%)
   9,000   Georgia-Pacific Corp....................................................................      456,750
  24,800   Louisiana-Pacific Corp..................................................................      353,400
   6,200   Weyerhaeuser Co.........................................................................      445,237
                                                                                                     -----------
                                                                                                       1,255,387
                                                                                                     -----------
           GENERIC DRUGS (0.2%)
  10,700   Watson Pharmaceuticals, Inc.*...........................................................      383,194
                                                                                                     -----------
           HOME BUILDING (0.7%)
  13,700   Centex Corp.............................................................................      338,219
  16,100   Fleetwood Enterprises, Inc..............................................................      332,062
  17,000   Kaufman & Broad Home Corp...............................................................      411,187
  15,000   Pulte Corp..............................................................................      337,500
                                                                                                     -----------
                                                                                                       1,418,968
                                                                                                     -----------
           HOME FURNISHINGS (0.5%)
  14,700   Leggett & Platt, Inc....................................................................      315,131
  11,000   Newell Rubbermaid, Inc..................................................................      319,000
  19,400   Tupperware Corp.........................................................................      328,587
                                                                                                     -----------
                                                                                                         962,718
                                                                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (0.6%)
  14,800   Columbia/HCA Healthcare Corp............................................................      433,825
  22,000   Manor Care, Inc.........................................................................      352,000
  18,400   Tenet Healthcare Corp.*.................................................................      432,400
                                                                                                     -----------
                                                                                                       1,218,225
                                                                                                     -----------
           HOTELS/RESORTS (0.5%)
   7,400   Carnival Corp...........................................................................      353,812
  34,800   Hilton Hotels Corp......................................................................      334,950
  10,500   Marriott International, Inc. (Class A)..................................................      331,406
                                                                                                     -----------
                                                                                                       1,020,168
                                                                                                     -----------
           INDUSTRIAL MACHINERY/COMPONENTS (0.6%)
   5,000   Illinois Tool Works Inc.................................................................      337,812
   6,800   Ingersoll-Rand Co.......................................................................      374,425
  21,900   Milacron Inc............................................................................      336,712
                                                                                                     -----------
                                                                                                       1,048,949
                                                                                                     -----------
           INDUSTRIAL SPECIALTIES (0.6%)
  10,300   Ecolab, Inc.............................................................................      402,987
  10,800   Millipore Corp..........................................................................      417,150
  17,300   Pall Corp...............................................................................      373,031
                                                                                                     -----------
                                                                                                       1,193,168
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INSURANCE BROKERS/SERVICES (0.4%)
  10,500   AON Corp................................................................................  $   420,000
   4,400   Marsh & McLennan Companies, Inc.........................................................      421,025
                                                                                                     -----------
                                                                                                         841,025
                                                                                                     -----------
           INTEGRATED OIL COMPANIES (1.9%)
   6,200   Amerada Hess Corp.......................................................................      351,850
   4,600   Atlantic Richfield Co...................................................................      397,900
   3,800   Chevron Corp............................................................................      329,175
  14,200   Conoco, Inc. (Class B)..................................................................      353,225
   5,100   Exxon Mobil Corp........................................................................      410,869
   7,100   Kerr-McGee Corp.........................................................................      440,200
   7,000   Phillips Petroleum Co...................................................................      329,000
   6,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)...........................................      362,625
   6,000   Texaco, Inc.............................................................................      325,875
  10,300   Unocal Corp.............................................................................      345,694
                                                                                                     -----------
                                                                                                       3,646,413
                                                                                                     -----------
           INTERNET SERVICES (0.2%)
   4,800   America Online, Inc.*...................................................................      362,100
                                                                                                     -----------
           INVESTMENT   BANKERS/BROKERS/SERVICES (1.2%)
   8,820   Bear Stearns Companies, Inc.............................................................      377,055
   5,000   Lehman Brothers Holdings, Inc...........................................................      423,437
   4,700   Merrill Lynch & Co., Inc................................................................      392,450
   3,200   Morgan Stanley Dean Witter & Co. (Note 3)...............................................      456,800
   9,000   Paine Webber Group, Inc.................................................................      349,312
   9,700   Schwab (Charles) Corp...................................................................      372,237
                                                                                                     -----------
                                                                                                       2,371,291
                                                                                                     -----------
           INVESTMENT MANAGERS (0.3%)
  10,500   Franklin Resources, Inc.................................................................      336,656
   8,800   Price (T.) Rowe Associates, Inc.........................................................      323,950
                                                                                                     -----------
                                                                                                         660,606
                                                                                                     -----------
           LIFE INSURANCE (0.7%)
   4,800   American General Corp...................................................................      364,200
  18,500   Conseco, Inc............................................................................      330,687
   5,100   Jefferson-Pilot Corp....................................................................      348,075
   8,500   Lincoln National Corp...................................................................      340,000
                                                                                                     -----------
                                                                                                       1,382,962
                                                                                                     -----------
           MAJOR BANKS (4.0%)
   6,400   Bank of America Corp....................................................................      321,200
  10,000   Bank of New York Co., Inc...............................................................      400,000
  10,600   Bank One Corp...........................................................................      339,862
  11,500   BB&T Corp...............................................................................      314,812
   4,900   Chase Manhattan Corp. (The).............................................................      380,669
   7,000   Comerica, Inc...........................................................................      326,813
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   9,500   First Union Corp........................................................................  $   311,719
  12,000   FleetBoston Financial Corp..............................................................      417,750
  14,300   Huntington Bancshares, Inc..............................................................      340,519
  14,500   KeyCorp.................................................................................      320,813
   9,600   Mellon Financial Corp...................................................................      327,000
   2,900   Morgan (J.P.) & Co., Inc................................................................      367,213
  14,000   National City Corp......................................................................      331,625
   7,200   PNC Bank Corp...........................................................................      320,400
   5,800   Republic New York Corp..................................................................      417,600
   9,400   SouthTrust Corp.........................................................................      354,850
   4,900   State Street Corp.......................................................................      358,006
  10,700   Summit Bancorp..........................................................................      327,688
   5,100   SunTrust Banks, Inc.....................................................................      350,944
  14,000   U.S. Bancorp............................................................................      333,375
   4,600   Wachovia Corp...........................................................................      312,800
   9,900   Wells Fargo & Co........................................................................      400,331
                                                                                                     -----------
                                                                                                       7,675,989
                                                                                                     -----------
           MAJOR CHEMICALS (1.4%)
   3,400   Dow Chemical Co.........................................................................      454,325
   5,400   DuPont (E.I.) de Nemours & Co., Inc.....................................................      355,725
   7,900   Eastman Chemical Co.....................................................................      376,731
  12,500   Hercules Inc............................................................................      348,438
   9,000   Monsanto Co.............................................................................      320,625
   9,700   Rohm & Haas Co..........................................................................      394,669
   6,900   Union Carbide Corp......................................................................      460,575
                                                                                                     -----------
                                                                                                       2,711,088
                                                                                                     -----------
           MAJOR PHARMACEUTICALS (1.8%)
   8,400   Abbott Laboratories.....................................................................      305,025
   8,200   American Home Products Corp.............................................................      323,388
   5,800   Bristol-Myers Squibb Co.................................................................      372,288
   4,100   Johnson & Johnson.......................................................................      381,813
   5,400   Lilly (Eli) & Co........................................................................      359,100
   4,900   Merck & Co., Inc.*......................................................................      328,606
  10,500   Pfizer, Inc.............................................................................      340,594
   6,800   Pharmacia & Upjohn, Inc.................................................................      306,000
   7,400   Schering-Plough Corp....................................................................      312,188
   5,000   Warner-Lambert Co.......................................................................      409,688
                                                                                                     -----------
                                                                                                       3,438,690
                                                                                                     -----------
           MAJOR U.S. TELECOMMUNICATIONS (1.8%)
   4,900   ALLTEL Corp.............................................................................      405,169
   7,350   AT&T Corp...............................................................................      373,013
   6,100   Bell Atlantic Corp......................................................................      375,531
   8,000   BellSouth Corp..........................................................................      374,500
   5,300   GTE Corp................................................................................      373,981
   6,600   MCI WorldCom, Inc.*.....................................................................      349,800
   8,300   SBC Communications, Inc.................................................................      404,625

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   6,200   Sprint Corp. (FON Group)................................................................  $   417,338
   5,800   U.S. West, Inc..........................................................................      417,600
                                                                                                     -----------
                                                                                                       3,491,557
                                                                                                     -----------
           MANAGED HEALTH CARE (0.7%)
   6,200   Aetna, Inc..............................................................................      346,038
  43,100   Humana, Inc.*...........................................................................      352,881
   6,800   United HealthCare Corp..................................................................      361,250
   5,400   Wellpoint Health Networks, Inc.*........................................................      356,063
                                                                                                     -----------
                                                                                                       1,416,232
                                                                                                     -----------
           MEAT/POULTRY/FISH (0.2%)
  14,800   ConAgra, Inc............................................................................      333,925
                                                                                                     -----------
           MEDIA CONGLOMERATES (0.6%)
  11,900   Disney (Walt) Co........................................................................      348,075
   5,800   Time Warner Inc.........................................................................      420,138
   7,200   Viacom, Inc. (Class B)*.................................................................      435,150
                                                                                                     -----------
                                                                                                       1,203,363
                                                                                                     -----------
           MEDICAL EQUIPMENT & SUPPLIES (0.2%)
  10,200   Medtronic, Inc..........................................................................      371,663
                                                                                                     -----------
           MEDICAL SPECIALTIES (2.0%)
   9,800   ALZA Corp. (Class A)*...................................................................      339,325
   7,400   Bard (C.R.), Inc........................................................................      392,200
   5,900   Bausch & Lomb, Inc......................................................................      403,781
   5,800   Baxter International, Inc...............................................................      364,313
  12,700   Becton, Dickinson & Co..................................................................      339,725
  11,300   Biomet, Inc.............................................................................      451,294
  15,600   Boston Scientific Corp.*................................................................      341,250
   7,000   Guidant Corp............................................................................      329,000
  11,900   Mallinckrodt, Inc.......................................................................      378,569
  12,600   St. Jude Medical, Inc.*.................................................................      386,663
                                                                                                     -----------
                                                                                                       3,726,120
                                                                                                     -----------
           MEDICAL/DENTAL DISTRIBUTORS (0.4%)
   7,000   Cardinal Health, Inc....................................................................      335,125
  15,100   McKesson HBOC, Inc......................................................................      340,694
                                                                                                     -----------
                                                                                                         675,819
                                                                                                     -----------
           MEDICAL/NURSING SERVICES (0.1%)
  48,800   HEALTHSOUTH Corp.*......................................................................      262,300
                                                                                                     -----------
           METALS FABRICATIONS (0.2%)
  19,500   Timken Co. (The)........................................................................      398,531
                                                                                                     -----------
           MID-SIZED BANKS (1.5%)
  16,300   AmSouth Bancorporation..................................................................      314,794
   5,362   Fifth Third Bancorp.....................................................................      393,102
  17,200   Firstar Corp............................................................................      363,350
   8,500   Northern Trust Corp.....................................................................      453,688
   9,000   Old Kent Financial Corp.................................................................      318,375
  12,900   Regions Financial Corp..................................................................      323,306
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  17,800   Synovus Financial Corp..................................................................  $   353,775
   8,300   Union Planters Corp.....................................................................      327,331
                                                                                                     -----------
                                                                                                       2,847,721
                                                                                                     -----------
           MILITARY/GOV'T/TECHNICAL (0.6%)
   6,400   General Dynamics Corp...................................................................      337,600
  10,600   PerkinElmer, Inc........................................................................      441,888
  11,900   Raytheon Co. (Class B)..................................................................      316,094
                                                                                                     -----------
                                                                                                       1,095,582
                                                                                                     -----------
           MOTOR VEHICLES (0.4%)
   6,500   Ford Motor Co...........................................................................      347,344
   5,600   General Motors Corp.....................................................................      407,050
                                                                                                     -----------
                                                                                                         754,394
                                                                                                     -----------
           MOVIES/ENTERTAINMENT (0.2%)
   8,400   Seagram Co. Ltd. (Canada)...............................................................      377,475
                                                                                                     -----------
           MULTI-LINE INSURANCE (0.9%)
  12,800   Allstate Corp...........................................................................      307,200
   3,900   American International Group, Inc.......................................................      421,688
   4,500   CIGNA Corp..............................................................................      362,531
   7,500   Hartford Financial Services Group Inc. (Note 3).........................................      355,313
  13,600   Safeco Corp.............................................................................      337,450
                                                                                                     -----------
                                                                                                       1,784,182
                                                                                                     -----------
           MULTI-SECTOR COMPANIES (1.1%)
  17,600   Crane Co................................................................................      349,800
   9,900   Fortune Brands, Inc.....................................................................      327,319
   2,700   General Electric Co.....................................................................      417,830
  40,900   McDermott International, Inc............................................................      370,656
  11,100   National Service Industries, Inc........................................................      327,450
   4,500   Textron, Inc............................................................................      345,094
                                                                                                     -----------
                                                                                                       2,138,149
                                                                                                     -----------
           NATURAL GAS (1.1%)
   5,900   Consolidated Natural Gas Co.............................................................      383,131
   7,400   Eastern Enterprises.....................................................................      425,038
   9,800   Nicor Inc...............................................................................      318,500
  12,000   ONEOK, Inc..............................................................................      301,500
   9,000   Peoples Energy Corp.....................................................................      301,500
  17,400   Sempra Energy...........................................................................      302,325
                                                                                                     -----------
                                                                                                       2,031,994
                                                                                                     -----------
           NEWSPAPERS (1.3%)
   6,200   Dow Jones & Co., Inc....................................................................      421,600
   4,600   Gannett Co., Inc........................................................................      375,188
   6,100   Knight-Ridder, Inc......................................................................      362,950
   8,900   New York Times Co. (The) (Class A)......................................................      437,213

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   5,500   Times Mirror Co. (Class A)..............................................................  $   368,500
   8,000   Tribune Co..............................................................................      440,500
                                                                                                     -----------
                                                                                                       2,405,951
                                                                                                     -----------
           OFFICE EQUIPMENT/SUPPLIES (0.6%)
   6,100   Avery Dennison Corp.....................................................................      444,538
   7,100   Pitney Bowes, Inc.......................................................................      343,019
  14,500   Xerox Corp..............................................................................      328,969
                                                                                                     -----------
                                                                                                       1,116,526
                                                                                                     -----------
           OIL & GAS PRODUCTION (0.9%)
  10,900   Anardarko Petroleum Corp................................................................      371,963
  10,100   Apache Corp.............................................................................      373,069
  10,100   Burlington Resources, Inc...............................................................      333,931
  17,800   Occidental Petroleum Corp...............................................................      384,925
  26,400   Union Pacific Resources Group, Inc......................................................      336,600
                                                                                                     -----------
                                                                                                       1,800,488
                                                                                                     -----------
           OIL REFINING/MARKETING (0.7%)
   9,700   Ashland, Inc............................................................................      319,494
  13,400   Sunoco, Inc.............................................................................      314,900
  12,500   Tosco Corp..............................................................................      339,844
  12,400   USX-Marathon Group......................................................................      306,125
                                                                                                     -----------
                                                                                                       1,280,363
                                                                                                     -----------
           OIL/GAS TRANSMISSION (1.0%)
  10,000   Coastal Corp............................................................................      354,375
   5,900   Columbia Energy Group...................................................................      373,175
  10,300   El Paso Energy Corp.....................................................................      399,769
  10,400   Enron Corp..............................................................................      461,500
  11,200   Williams Companies, Inc.................................................................      342,300
                                                                                                     -----------
                                                                                                       1,931,119
                                                                                                     -----------
           OILFIELD SERVICES/EQUIPMENT (0.6%)
  16,700   Baker Hughes Inc........................................................................      351,744
   9,700   Halliburton Co..........................................................................      390,425
   6,500   Schlumberger, Ltd.......................................................................      365,625
   1,258   Transocean Sedco Forex Inc..............................................................       42,392
                                                                                                     -----------
                                                                                                       1,150,186
                                                                                                     -----------
           OTHER CONSUMER SERVICES (0.6%)
   7,900   Block (H.&R.), Inc......................................................................      345,625
  17,100   Cendant Corp.*..........................................................................      454,219
  47,500   Service Corp. International.............................................................      329,531
                                                                                                     -----------
                                                                                                       1,129,375
                                                                                                     -----------
           OTHER METALS/MINERALS (0.7%)
  15,200   Allegheny Technologies Inc..............................................................      341,050
  18,200   Inco Ltd. (Canada)......................................................................      427,700
   7,200   Phelps Dodge Corp.......................................................................      483,300
                                                                                                     -----------
                                                                                                       1,252,050
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OTHER PHARMACEUTICALS (0.2%)
   7,400   Allergan, Inc...........................................................................  $   368,150
                                                                                                     -----------
           OTHER SPECIALTY STORES (1.1%)
  12,000   AutoZone, Inc.*.........................................................................      387,750
  10,000   Bed Bath & Beyond Inc.*.................................................................      346,250
  31,300   Office Depot, Inc.*.....................................................................      342,344
  35,500   Pep Boys-Manny, Moe & Jack..............................................................      323,938
  15,500   Staples, Inc.*..........................................................................      319,688
  23,300   Toys 'R' Us, Inc.*......................................................................      333,481
                                                                                                     -----------
                                                                                                       2,053,451
                                                                                                     -----------
           OTHER TELECOMMUNICATIONS (0.4%)
   8,700   CenturyTel, Inc.........................................................................      412,163
   7,900   Global Crossing Ltd. (Bermuda)*.........................................................      394,506
                                                                                                     -----------
                                                                                                         806,669
                                                                                                     -----------
           OTHER TRANSPORTATION (0.1%)
  30,600   Laidlaw, Inc. (Canada)..................................................................      160,650
                                                                                                     -----------
           PACKAGE GOODS/COSMETICS (1.6%)
  12,700   Alberto-Culver Co. (Class B)............................................................      327,819
  12,000   Avon Products, Inc......................................................................      396,000
   7,700   Clorox Co...............................................................................      387,888
   6,700   Colgate-Palmolive Co....................................................................      435,500
   9,100   Gillette Co.............................................................................      374,806
   9,100   International Flavors & Fragrances, Inc.................................................      343,525
   6,300   Kimberly-Clark Corp.....................................................................      411,075
   3,800   Procter & Gamble Co.....................................................................      416,338
                                                                                                     -----------
                                                                                                       3,092,951
                                                                                                     -----------
           PACKAGED FOODS (1.6%)
   7,100   Bestfoods...............................................................................      373,194
   8,100   Campbell Soup Co........................................................................      313,369
   9,500   General Mills, Inc......................................................................      339,625
   7,700   Heinz (H.J.) Co.........................................................................      306,556
  10,500   Kellogg Co..............................................................................      323,531
   5,700   Quaker Oats Company (The)...............................................................      374,063
  11,700   Ralston-Ralston Purina Group............................................................      326,138
  15,500   Sara Lee Corp...........................................................................      341,969
   6,000   Unilever N.V. (Netherlands).............................................................      326,625
                                                                                                     -----------
                                                                                                       3,025,070
                                                                                                     -----------
           PAINTS/COATINGS (0.4%)
   6,000   PPG Industries, Inc.....................................................................      375,375
  16,500   Sherwin-Williams Co.....................................................................      346,500
                                                                                                     -----------
                                                                                                         721,875
                                                                                                     -----------
           PAPER (1.8%)
  10,000   Boise Cascade Corp......................................................................      405,000
   7,100   Champion International Corp.............................................................      439,756
  11,800   Fort James Corp.........................................................................      323,025

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   7,800   International Paper Co..................................................................  $   440,213
  10,300   Mead Corp...............................................................................      447,406
   9,300   Potlatch Corp...........................................................................      415,013
  13,300   Westvaco Corp...........................................................................      433,913
   9,200   Willamette Industries, Inc..............................................................      427,225
                                                                                                     -----------
                                                                                                       3,331,551
                                                                                                     -----------
           PHOTOGRAPHIC PRODUCTS (0.3%)
   5,100   Eastman Kodak Co........................................................................      337,875
  17,100   Polaroid Corp...........................................................................      321,694
                                                                                                     -----------
                                                                                                         659,569
                                                                                                     -----------
           PRECIOUS METALS (1.1%)
  18,900   Barrick Gold Corp. (Canada).............................................................      334,294
  71,000   Battle Mountain Gold Co.................................................................      146,438
  24,700   Freeport-McMoran Copper & Gold, Inc. (Class B)..........................................      521,788
  42,000   Homestake Mining Co.....................................................................      328,125
  17,400   Newmont Mining Corp.....................................................................      426,300
  30,000   Placer Dome Inc. (Canada)...............................................................      322,500
                                                                                                     -----------
                                                                                                       2,079,445
                                                                                                     -----------
           PRECISION INSTRUMENTS (0.5%)
   3,900   PE Corporation-PE Biosystems Group......................................................      469,219
  11,600   Tektronix, Inc..........................................................................      450,950
                                                                                                     -----------
                                                                                                         920,169
                                                                                                     -----------
           PRINTING/FORMS (0.4%)
  11,900   Deluxe Corp.............................................................................      326,506
  13,200   Donnelley (R.R.) & Sons Co..............................................................      327,525
  29,000   Moore Corp. Ltd. (Canada)...............................................................      175,813
                                                                                                     -----------
                                                                                                         829,844
                                                                                                     -----------
           PROPERTY - CASUALTY INSURERS (0.9%)
   6,300   Chubb Corp..............................................................................      354,769
   9,900   Cincinnati Financial Corp...............................................................      306,900
   5,100   Loews Corp..............................................................................      309,506
   4,300   Progressive Corp........................................................................      314,438
  10,800   St. Paul Companies, Inc.................................................................      363,825
                                                                                                     -----------
                                                                                                       1,649,438
                                                                                                     -----------
           RAILROADS (1.0%)
  13,100   Burlington Northern Santa Fe Corp.......................................................      317,675
  10,800   CSX Corp................................................................................      338,850
   6,500   Kansas City Southern Industries, Inc....................................................      485,063
  15,900   Norfolk Southern Corp...................................................................      325,950
   7,800   Union Pacific Corp......................................................................      340,275
                                                                                                     -----------
                                                                                                       1,807,813
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           RECREATIONAL PRODUCTS/TOYS (0.5%)
  15,600   Brunswick Corp..........................................................................  $   347,100
  18,350   Hasbro, Inc.............................................................................      349,797
  25,600   Mattel, Inc.............................................................................      336,000
                                                                                                     -----------
                                                                                                       1,032,897
                                                                                                     -----------
           RENTAL/LEASING COMPANIES (0.2%)
  13,700   Ryder System, Inc.......................................................................      334,794
                                                                                                     -----------
           RESTAURANTS (0.7%)
  18,300   Darden Restaurants, Inc.................................................................      331,688
   9,100   McDonald's Corp.........................................................................      366,844
   8,200   Tricon Global Restaurants, Inc.*........................................................      316,725
  15,700   Wendy's International, Inc..............................................................      323,813
                                                                                                     -----------
                                                                                                       1,339,070
                                                                                                     -----------
           SAVINGS & LOAN ASSOCIATIONS (0.4%)
  10,500   Golden West Financial Corp..............................................................      351,750
  12,100   Washington Mutual, Inc..................................................................      314,600
                                                                                                     -----------
                                                                                                         666,350
                                                                                                     -----------
           SEMICONDUCTORS (1.7%)
  14,200   Advanced Micro Devices, Inc.*...........................................................      410,913
   3,800   Analog Devices, Inc.*...................................................................      353,400
   5,100   Intel Corp..............................................................................      419,475
   6,300   LSI Logic Corp.*........................................................................      425,250
   5,100   Micron Technology, Inc.*................................................................      396,525
   9,300   National Semiconductor Corp.*...........................................................      398,156
   3,900   Texas Instruments, Inc..................................................................      377,813
   8,000   Xilinx, Inc.*...........................................................................      363,500
                                                                                                     -----------
                                                                                                       3,145,032
                                                                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY (0.5%)
  13,600   IMS Health Inc..........................................................................      369,750
  17,600   Quintiles Transnational Corp.*..........................................................      327,800
   6,700   Shared Medical Systems Corp.............................................................      341,281
                                                                                                     -----------
                                                                                                       1,038,831
                                                                                                     -----------
           SHOE MANUFACTURING (0.3%)
   6,800   Nike, Inc. (Class B)....................................................................      337,025
  37,500   Reebok International Ltd.*..............................................................      307,031
                                                                                                     -----------
                                                                                                         644,056
                                                                                                     -----------
           SPECIALTY CHEMICALS (1.3%)
  10,800   Air Products & Chemicals, Inc...........................................................      362,475
  18,200   Engelhard Corp..........................................................................      343,525
   6,800   FMC Corp.*..............................................................................      389,725
  23,500   Grace (W. R.) & Co......................................................................      326,063
   8,700   Great Lakes Chemical Corp...............................................................      332,231
   8,800   Praxair, Inc............................................................................      442,750
  11,000   Sigma-Aldrich Corp......................................................................      330,000
                                                                                                     -----------
                                                                                                       2,526,769
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           SPECIALTY FOODS/CANDY (0.4%)
   6,400   Hershey Foods Corp......................................................................  $   304,000
   4,500   Wrigley (Wm.) Jr. Co. (Class A).........................................................      373,219
                                                                                                     -----------
                                                                                                         677,219
                                                                                                     -----------
           SPECIALTY INSURERS (0.4%)
   6,800   MBIA, Inc...............................................................................      359,125
   6,800   MGIC Investment Corp....................................................................      409,275
                                                                                                     -----------
                                                                                                         768,400
                                                                                                     -----------
           SPECIALTY STEELS (0.2%)
   7,100   Nucor Corp..............................................................................      389,169
                                                                                                     -----------
           STEEL/IRON ORE (0.7%)
  45,000   Bethlehem Steel Corp.*..................................................................      376,875
  13,500   USX-U.S. Steel Group....................................................................      445,500
  26,400   Worthington Industries, Inc.............................................................      435,600
                                                                                                     -----------
                                                                                                       1,257,975
                                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT (2.3%)
   5,800   ADC Telecommunications, Inc.*...........................................................      420,500
   2,400   Comverse Technology, Inc.*..............................................................      347,250
   3,500   Corning Inc.............................................................................      451,281
   5,200   General Instrument Corp.*...............................................................      442,000
   5,000   Lucent Technologies Inc.................................................................      374,063
   2,900   Motorola, Inc...........................................................................      427,025
   4,300   Nortel Networks Corp. (Canada)..........................................................      434,300
   3,600   QUALCOMM Inc.*..........................................................................      633,825
   7,300   Scientific-Atlanta, Inc.................................................................      406,063
   6,600   Tellabs, Inc.*..........................................................................      423,225
                                                                                                     -----------
                                                                                                       4,359,532
                                                                                                     -----------
           TEXTILES (0.2%)
  10,100   Springs Industries, Inc. (Class A)......................................................      403,369
                                                                                                     -----------
           TOBACCO (0.5%)
  27,700   Nabisco Group Holdings Corp.............................................................      294,313
  13,700   Philip Morris Companies, Inc............................................................      317,669
  12,700   UST, Inc................................................................................      319,881
                                                                                                     -----------
                                                                                                         931,863
                                                                                                     -----------
           TOOLS/HARDWARE (0.8%)
   6,900   Black & Decker Corp.....................................................................      360,525
   7,200   Briggs & Stratton Corp..................................................................      386,100
  11,400   Snap-On, Inc............................................................................      302,813
  12,600   Stanley Works...........................................................................      379,575
                                                                                                     -----------
                                                                                                       1,429,013
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           WHOLESALE DISTRIBUTORS (0.3%)
   7,400   Grainger (W.W.), Inc....................................................................  $   353,813
  30,300   IKON Office Solutions, Inc..............................................................      206,419
                                                                                                     -----------
                                                                                                         560,232
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $145,265,618)..........................................................  184,889,648
                                                                                                     -----------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             SHORT-TERM INVESTMENT (a) (2.3%)
             U.S. GOVERNMENT AGENCY
$     4,500  Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $4,499,625)......     4,499,625
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $149,765,243) (b)........................................................   99.8%    189,389,273

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.2         318,755
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 189,708,028
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $53,733,449 and the aggregate gross unrealized depreciation is $14,109,419, resulting in net unrealized appreciation of $39,624,030.

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (96.4%)
           ADVERTISING (1.2%)
  11,500   Omnicom Group, Inc......................................................................  $ 1,150,000
                                                                                                     -----------
           AEROSPACE (3.3%)
  49,200   United Technologies Corp................................................................    3,198,000
                                                                                                     -----------
           ALCOHOLIC BEVERAGES (0.8%)
  11,500   Anheuser-Busch Companies, Inc...........................................................      815,062
                                                                                                     -----------
           BIOTECHNOLOGY (0.7%)
  10,900   Amgen Inc.*.............................................................................      654,000
   1,600   Tularik Inc.*...........................................................................       51,800
                                                                                                     -----------
                                                                                                         705,800
                                                                                                     -----------
           BROADCASTING (5.6%)
  15,700   AMFM, Inc.*.............................................................................    1,228,525
  11,800   CBS Corp.*..............................................................................      754,462
  38,300   Clear Channel Communications, Inc.*.....................................................    3,418,275
                                                                                                     -----------
                                                                                                       5,401,262
                                                                                                     -----------
           BUILDING MATERIALS/DIY CHAINS (3.6%)
  50,550   Home Depot, Inc. (The)*.................................................................    3,465,834
                                                                                                     -----------
           CABLE TELEVISION (6.0%)
  35,100   AT&T Corp. - Liberty Media Group (Class A)*.............................................    1,991,925
  16,100   Charter Communications, Inc. (Class A)*.................................................      352,187
  28,900   Comcast Corp. (Class A Special)*........................................................    1,459,450
   4,600   Comcast Corp. (Class A).................................................................      220,225
  19,400   MediaOne Group, Inc.*...................................................................    1,490,162
   4,300   Tivo Inc.*..............................................................................      142,975
   2,800   TV Guide, Inc. (Class A)*...............................................................      119,525
                                                                                                     -----------
                                                                                                       5,776,449
                                                                                                     -----------
           CLOTHING/SHOE/ACCESSORY STORES (0.7%)
  16,005   Intimate Brands, Inc....................................................................      690,216
                                                                                                     -----------
           COMPUTER COMMUNICATIONS (5.6%)
  44,950   Cisco Systems, Inc.*....................................................................    4,812,459
   1,600   Cobalt Networks, Inc.*..................................................................      171,200
   1,400   Finisar Corp.*..........................................................................      124,775
     900   Juniper Networks, Inc.*.................................................................      305,325
                                                                                                     -----------
                                                                                                       5,413,759
                                                                                                     -----------
           COMPUTER SOFTWARE (6.5%)
  43,100   Microsoft Corp.*........................................................................    5,029,231
   8,000   Novell, Inc.*...........................................................................      319,000
   1,500   OpenTV Corp.*...........................................................................      120,375
   5,850   Oracle Corp.*...........................................................................      655,200
     800   Va Linux Systems, Inc.*.................................................................      165,300
                                                                                                     -----------
                                                                                                       6,289,106
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DISCOUNT CHAINS (3.6%)
  22,600   Costco Wholesale Corp.*.................................................................  $ 2,060,837
  20,300   Wal-Mart Stores, Inc....................................................................    1,403,237
                                                                                                     -----------
                                                                                                       3,464,074
                                                                                                     -----------
           DIVERSIFIED ELECTRONIC PRODUCTS (1.0%)
   6,200   JDS Uniphase Corp.*.....................................................................      999,750
                                                                                                     -----------
           DIVERSIFIED FINANCIAL SERVICES (3.4%)
  10,300   American Express Co.....................................................................    1,712,375
  28,400   Citigroup, Inc..........................................................................    1,577,975
                                                                                                     -----------
                                                                                                       3,290,350
                                                                                                     -----------
           DIVERSIFIED MANUFACTURING (5.1%)
 125,900   Tyco International Ltd. (Bermuda).......................................................    4,894,362
                                                                                                     -----------
           ELECTRIC UTILITIES (0.3%)
   6,900   Montana Power Co........................................................................      248,831
                                                                                                     -----------
           ELECTRONIC COMPONENTS (0.6%)
   6,000   Solectron Corp.*........................................................................      570,750
                                                                                                     -----------
           ELECTRONIC DATA PROCESSING (1.0%)
  12,800   Sun Microsystems, Inc.*.................................................................      990,400
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (1.4%)
   9,800   Applied Materials, Inc.*................................................................    1,240,925
   1,000   KLA-Tencor Corp.*.......................................................................      111,312
                                                                                                     -----------
                                                                                                       1,352,237
                                                                                                     -----------
           FOOD CHAINS (0.3%)
   7,300   Safeway Inc.*...........................................................................      259,606
                                                                                                     -----------
           INTERNET SERVICES (2.8%)
  17,800   America Online, Inc.*...................................................................    1,342,787
   3,400   Inktomi Corp.*..........................................................................      301,325
   1,900   Internet Capital Group, Inc.*...........................................................      322,169
   1,700   Yahoo! Inc.*............................................................................      735,569
                                                                                                     -----------
                                                                                                       2,701,850
                                                                                                     -----------
           MAJOR BANKS (1.2%)
  28,200   Bank of New York Co., Inc...............................................................    1,128,000
                                                                                                     -----------
           MAJOR CHEMICALS (0.2%)
   5,600   Monsanto Co.............................................................................      199,500
                                                                                                     -----------
           MAJOR PHARMACEUTICALS (10.2%)
  22,100   American Home Products Corp.............................................................      871,569
  31,700   Bristol-Myers Squibb Co.................................................................    2,034,744
  14,400   Johnson & Johnson.......................................................................    1,341,000
   4,600   Lilly (Eli) & Co........................................................................      305,900
  19,000   Merck & Co., Inc.*......................................................................    1,274,187
  49,200   Pfizer, Inc.............................................................................    1,595,925
  30,400   Warner-Lambert Co.......................................................................    2,490,900
                                                                                                     -----------
                                                                                                       9,914,225
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MAJOR U.S. TELECOMMUNICATIONS (4.1%)
  23,000   Bell Atlantic Corp......................................................................  $ 1,415,937
   3,000   BellSouth Corp..........................................................................      140,438
  42,300   MCI WorldCom, Inc.*.....................................................................    2,241,900
   3,800   SBC Communications, Inc.................................................................      185,250
                                                                                                     -----------
                                                                                                       3,983,525
                                                                                                     -----------
           MEDIA CONGLOMERATES (2.1%)
  28,700   Time Warner Inc.........................................................................    2,078,956
                                                                                                     -----------
           MEDICAL EQUIPMENT & SUPPLIES (0.5%)
  12,500   Medtronic, Inc..........................................................................      455,469
                                                                                                     -----------
           MILITARY/GOV'T/TECHNICAL (2.0%)
  22,200   General Dynamics Corp.*.................................................................    1,171,050
   5,200   General Motors Corp. (Class H)*.........................................................      499,200
   4,600   Litton Industries, Inc.*................................................................      229,425
                                                                                                     -----------
                                                                                                       1,899,675
                                                                                                     -----------
           MULTI-LINE INSURANCE (0.6%)
   5,600   American International Group, Inc.......................................................      605,500
                                                                                                     -----------
           MULTI-SECTOR COMPANIES (5.8%)
  30,100   General Electric Co.....................................................................    4,657,975
  12,600   Textron, Inc............................................................................      966,263
                                                                                                     -----------
                                                                                                       5,624,238
                                                                                                     -----------
           OFFICE EQUIPMENT/SUPPLIES (1.2%)
  23,100   Pitney Bowes, Inc.......................................................................    1,116,019
                                                                                                     -----------
           OTHER PHARMACEUTICALS (0.2%)
   3,400   Forest Laboratories, Inc.*..............................................................      208,888
                                                                                                     -----------
           OTHER SPECIALTY STORES (0.3%)
   3,300   Tiffany & Co............................................................................      294,525
                                                                                                     -----------
           OTHER TELECOMMUNICATIONS (0.6%)
  13,200   IXnet, Inc.*............................................................................      396,825
   4,500   Pinnacle Holdings Inc.*.................................................................      191,813
                                                                                                     -----------
                                                                                                         588,638
                                                                                                     -----------
           PACKAGE GOODS/COSMETICS (1.7%)
   2,200   Estee Lauder Companies, Inc. (Class A)..................................................      110,963
  13,900   Procter & Gamble Co.....................................................................    1,522,919
                                                                                                     -----------
                                                                                                       1,633,882
                                                                                                     -----------
           PACKAGED FOODS (0.4%)
   5,900   Quaker Oats Company (The)...............................................................      387,188
                                                                                                     -----------
           RESTAURANTS (0.2%)
   7,700   Brinker International, Inc.*............................................................      184,800
                                                                                                     -----------
           SEMICONDUCTORS (4.5%)
  33,200   Intel Corp..............................................................................    2,730,700
  16,600   Maxim Integrated Products, Inc.*........................................................      782,275
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   8,700   Texas Instruments, Inc..................................................................  $   842,813
                                                                                                     -----------
                                                                                                       4,355,788
                                                                                                     -----------
           SPECIALTY FOODS/CANDY (0.4%)
  12,900   Keebler Foods Co.*......................................................................      362,813
                                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT (6.3%)
  28,600   American Tower Corp. (Class A)*.........................................................      874,088
   8,600   CIENA Corp.*............................................................................      494,500
  15,800   Lucent Technologies Inc.................................................................    1,182,038
  19,100   Motorola, Inc...........................................................................    2,812,475
   8,100   Nortel Networks Corp. (Canada)..........................................................      818,100
                                                                                                     -----------
                                                                                                       6,181,201
                                                                                                     -----------
           TOBACCO (0.4%)
  15,700   Philip Morris Companies, Inc............................................................      364,044
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $69,175,939)...........................................................   93,244,572
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
--------
           SHORT-TERM INVESTMENT (3.5%)
           REPURCHASE AGREEMENT
$  3,394   The Bank of New York 1.50% due 01/03/00 (dated 12/31/99; proceeds $3,393,945) (a)
             (IDENTIFIED COST $3,393,520)..........................................................    3,393,520
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $72,569,459) (b)..........................................................   99.9%    96,638,092

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.1         60,805
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 96,698,897
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

 *   Non-income producing security.
(a) Collateralized by $2,380,308 U.S. Treasury Bond 11.25% due 02/15/15 valued at $3,464,091.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $25,671,018 and the aggregate gross unrealized depreciation is $1,602,385, resulting in net unrealized appreciation of $24,068,633.

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999


NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (94.7%)
           ADVERTISING (2.7%)
  18,000   DoubleClick Inc.*......................................................................  $  4,555,125
  24,000   Interpublic Group of Companies, Inc....................................................     1,384,500
  23,700   Lamar Advertising Co.*.................................................................     1,430,887
 100,000   Omnicom Group, Inc.....................................................................    10,000,000
  19,300   True North Communications, Inc.........................................................       862,469
 177,000   WPP Group, PLC (United Kingdom)........................................................     2,802,848
                                                                                                    ------------
                                                                                                      21,035,829
                                                                                                    ------------
           ALCOHOLIC BEVERAGES (1.1%)
  48,800   Anheuser-Busch Companies, Inc..........................................................     3,458,700
  12,190   LVMH-Moet Hennessy Louis Vuitton (France)..............................................     5,452,334
                                                                                                    ------------
                                                                                                       8,911,034
                                                                                                    ------------
           ALUMINUM (1.5%)
  90,000   Alcan Aluminium, Ltd. (Canada).........................................................     3,706,875
 100,000   Alcoa, Inc.............................................................................     8,300,000
                                                                                                    ------------
                                                                                                      12,006,875
                                                                                                    ------------
           BIOTECHNOLOGY (2.5%)
 120,000   Amgen Inc.*............................................................................     7,200,000
  25,000   COR Therapeutics, Inc.*................................................................       671,875
  58,200   Genentech, Inc.*.......................................................................     7,827,900
  10,000   Human Genome Sciences, Inc.*...........................................................     1,525,000
  15,000   MedImmune, Inc.*.......................................................................     2,486,250
                                                                                                    ------------
                                                                                                      19,711,025
                                                                                                    ------------
           BROADCASTING (4.5%)
 110,000   CBS Corp.*.............................................................................     7,033,125
  61,300   Citadel Communications Corp.*..........................................................     3,969,175
  90,000   Clear Channel Communications, Inc.*....................................................     8,032,500
  41,100   Entercom Communications Corp.*.........................................................     2,712,600
  40,000   Hispanic Broadcasting Corp.*...........................................................     3,680,000
  33,200   Infinity Broadcasting Corp. (Series A)*................................................     1,201,425
  13,600   Radio One, Inc.*.......................................................................     1,251,200
  30,000   Univision Communications, Inc. (Class A)*..............................................     3,065,625

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  70,000   USA Networks, Inc.*....................................................................  $  3,863,125
                                                                                                    ------------
                                                                                                      34,808,775
                                                                                                    ------------
           BUILDING MATERIALS/DIY CHAINS (1.0%)
 108,000   Home Depot, Inc. (The).................................................................     7,404,750
                                                                                                    ------------
           CABLE TELEVISION (3.8%)
 123,700   AT&T Corp. - Liberty Media Group (Class A)*............................................     7,019,975
   5,500   Canal Plus (France)....................................................................       799,360
 132,700   Comcast Corp. (Class A Special)*.......................................................     6,701,350
 117,900   Cox Communications, Inc. (Class A)*....................................................     6,071,850
  86,000   EchoStar Communications Corp. (Class A)*...............................................     8,363,500
   5,300   Sogecable, S.A. (Spain)*...............................................................       337,969
                                                                                                    ------------
                                                                                                      29,294,004
                                                                                                    ------------
           CASINO/GAMBLING (0.7%)
  30,000   MGM Grand, Inc.*.......................................................................     1,509,375
 150,000   Mirage Resorts, Inc.*..................................................................     2,296,875
 120,000   Park Place Entertainment Corp.*........................................................     1,500,000
                                                                                                    ------------
                                                                                                       5,306,250
                                                                                                    ------------
           CELLULAR TELEPHONE (3.6%)
  65,000   Nextel Communications, Inc. (Class A)*.................................................     6,699,062
  30,000   Sprint Corp. (PCS Group)*..............................................................     3,075,000
  18,000   United States Cellular Corp.*..........................................................     1,816,875
  25,000   Vodafone AirTouch PLC (ADR) (United Kingdom)...........................................     1,237,500
 421,310   Vodafone AirTouch PLC (United Kingdom).................................................     2,086,141
  75,000   Voicestream Wireless Corp.*............................................................    10,640,625
  30,000   Western Wireless Corp. (Class A)*......................................................     1,998,750
                                                                                                    ------------
                                                                                                      27,553,953
                                                                                                    ------------
           CLOTHING/SHOE/ACCESSORY STORES (0.7%)
  76,300   Gap, Inc. (The)........................................................................     3,509,800
  40,000   Talbot's, Inc. (The)...................................................................     1,785,000
                                                                                                    ------------
                                                                                                       5,294,800
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (2.5%)
   5,000   Brocade Communications Systems, Inc.*..................................................       878,750
   3,400   CacheFlow Inc.*........................................................................       444,337
  72,000   Cisco Systems, Inc.*...................................................................     7,708,500
   3,600   Cobalt Networks, Inc.*.................................................................       385,200

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED


NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  18,800   Emulex Corp.*..........................................................................  $  2,123,225
   6,800   Finisar Corp.*.........................................................................       606,050
   4,400   Foundry Networks, Inc.*................................................................     1,326,600
  10,000   Juniper Networks, Inc.*................................................................     3,392,500
  12,000   Redback Networks, Inc.*................................................................     2,120,250
                                                                                                    ------------
                                                                                                      18,985,412
                                                                                                    ------------
           COMPUTER SOFTWARE (10.0%)
   3,500   Bottomline Technologies, Inc.*.........................................................       126,000
  23,000   Check Point Software Technologies Ltd. (Israel)*.......................................     4,568,375
  15,000   Citrix Systems, Inc.*..................................................................     1,844,062
   1,800   Digimarc Corp.*........................................................................        90,000
  13,900   E.piphany, Inc.*.......................................................................     3,092,750
  11,300   i2 Technologies, Inc.*.................................................................     2,199,262
  32,600   Intuit Inc.*...........................................................................     1,951,925
  20,000   Legato Systems, Inc.*..................................................................     1,375,000
  45,000   Macromedia, Inc.*......................................................................     3,290,625
  36,000   Mercury Interactive Corp.*.............................................................     3,885,750
   2,100   Metasolv Software, Inc.*...............................................................       172,725
 100,000   Microsoft Corp.*.......................................................................    11,668,750
  10,000   MicroStrategy Inc.*....................................................................     2,100,000
  15,700   OpenTV Corp.*..........................................................................     1,259,925
 160,000   Oracle Corp.*..........................................................................    17,920,000
 104,200   Parametric Technology Corp.*...........................................................     2,813,400
  58,800   Rational Software Corp.*...............................................................     2,888,550
   2,600   Red Hat, Inc.*.........................................................................       548,762
  15,500   Remedy Corp.*..........................................................................       736,250
  35,000   Sapient Corp.*.........................................................................     4,930,625
  25,000   TSI International Software Ltd.*.......................................................     1,412,500
  55,000   Veritas Software Corp.*................................................................     7,868,437
                                                                                                    ------------
                                                                                                      76,743,673
                                                                                                    ------------
           CONSUMER ELECTRONICS/APPLIANCES (1.3%)
  34,500   Sony Corp. (Japan).....................................................................    10,226,472
                                                                                                    ------------
           CONTRACT DRILLING (1.7%)
 135,000   ENSCO International Inc................................................................     3,088,125
  60,200   Nabors Industries, Inc.*...............................................................     1,862,437
  50,000   Noble Drilling Corp.*..................................................................     1,637,500
 158,500   R&B Falcon Corp.*......................................................................     2,100,125
  60,300   Rowan Companies, Inc.*.................................................................     1,307,756
  19,200   Santa Fe International Corp............................................................       496,800
  72,904   Transocean Sedco Forex Inc.............................................................     2,455,953
                                                                                                    ------------
                                                                                                      12,948,696
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

           DISCOUNT CHAINS (3.6%)
  75,000   Costco Wholesale Corp.*................................................................  $  6,839,062
  95,000   Dayton Hudson Corp.....................................................................     6,976,562
 202,700   Wal-Mart Stores, Inc...................................................................    14,011,637
                                                                                                    ------------
                                                                                                      27,827,261
                                                                                                    ------------
           DIVERSIFIED COMMERCIAL SERVICES (0.7%)
  15,000   CheckFree Holdings Corp.*..............................................................     1,567,500
  64,000   Concord EFS, Inc.*.....................................................................     1,644,000
   3,200   Freemarkets Inc.*......................................................................     1,092,200
   2,500   Freenet.De AG*.........................................................................       276,092
   8,100   Jupiter Communications, Inc.*..........................................................       244,012
   6,700   Wireless Facilities, Inc.*.............................................................       291,450
                                                                                                    ------------
                                                                                                       5,115,254
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS (1.2%)
  36,000   JDS Uniphase Corp.*....................................................................     5,805,000
  25,000   Koninklijke (Royal) Philips Electronics NV (Netherlands)...............................     3,394,575
                                                                                                    ------------
                                                                                                       9,199,575
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (2.3%)
  41,000   American Express Co.**.................................................................     6,816,250
  59,200   AXA Financial, Inc.....................................................................     2,005,400
 165,000   Citigroup Inc.**.......................................................................     9,167,812
                                                                                                    ------------
                                                                                                      17,989,462
                                                                                                    ------------
           E.D.P. PERIPHERALS (0.6%)
  30,000   Network Appliance, Inc.*...............................................................     2,490,000
   5,300   QLogic Corp.*..........................................................................       847,337
  30,000   Seagate Technology, Inc.*..............................................................     1,396,875
                                                                                                    ------------
                                                                                                       4,734,212
                                                                                                    ------------
           E.D.P. SERVICES (1.2%)
  20,500   Amdocs Ltd.*...........................................................................       707,250
  77,400   BEA Systems, Inc.*.....................................................................     5,418,000
   7,000   Razorfish, Inc.*.......................................................................       665,000
  41,000   Whittman-Hart, Inc.*...................................................................     2,198,625
                                                                                                    ------------
                                                                                                       8,988,875
                                                                                                    ------------
           ELECTRIC UTILITIES (0.3%)
  42,000   Calpine Corp.*.........................................................................     2,688,000
                                                                                                    ------------
           ELECTRONIC COMPONENTS (0.0%)
   1,400   E-Tek Dynamics, Inc.*..................................................................       187,950
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (1.6%)
  14,000   Apple Computer, Inc.*..................................................................     1,438,500
 140,000   Sun Microsystems, Inc.*................................................................    10,832,500
                                                                                                    ------------
                                                                                                      12,271,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED


NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRONIC PRODUCTION EQUIPMENT (1.5%)
  42,100   Applied Materials, Inc.*...............................................................  $  5,330,912
  55,700   ASM Lithography Holding N.V. (Netherlands)*............................................     6,287,137
   8,100   Rudolph Technologies, Inc.*............................................................       267,300
                                                                                                    ------------
                                                                                                      11,885,349
                                                                                                    ------------
           FLUID CONTROLS (0.1%)
  16,400   Parker-Hannifin Corp...................................................................       841,525
                                                                                                    ------------
           FOREST PRODUCTS (0.4%)
  40,000   Weyerhaeuser Co........................................................................     2,872,500
                                                                                                    ------------
           HOTELS/RESORTS (0.3%)
  39,000   Royal Caribbean Cruises Ltd............................................................     1,923,187
                                                                                                    ------------
           INSURANCE BROKERS/SERVICES (0.1%)
  10,900   Marsh & McLennan Companies, Inc........................................................     1,042,994
                                                                                                    ------------
           INTEGRATED OIL COMPANIES (0.5%)
  40,000   Exxon Mobil Corp.......................................................................     3,222,500
   6,200   Kerr-McGee Corp........................................................................       384,400
                                                                                                    ------------
                                                                                                       3,606,900
                                                                                                    ------------
           INTERNATIONAL BANKS (0.8%)
 350,000   Asahi Bank Ltd. (The) (Japan)..........................................................     2,157,112
 180,000   Fuji Bank, Ltd. (The) (Japan)..........................................................     1,748,581
 372,000   Sakura Bank, Ltd. (The) (Japan)........................................................     2,154,412
                                                                                                    ------------
                                                                                                       6,060,105
                                                                                                    ------------
           INTERNET SERVICES (11.7%)
   7,300   Agency.com, Inc.*......................................................................       375,037
   8,000   Akamai Technologies, Inc.*.............................................................     2,621,000
  11,000   Allaire Corp.*.........................................................................     1,609,438
  80,000   America Online, Inc.*..................................................................     6,035,000
  20,000   Ariba, Inc.*...........................................................................     3,540,000
  20,000   Art Technology Group, Inc.*............................................................     2,601,250
  15,000   Broadbase Software, Inc.*..............................................................     1,665,000
  40,000   BroadVision, Inc.*.....................................................................     6,802,500
   5,800   C-Bridge Internet Solutions, Inc.*.....................................................       287,100
  14,500   Calico Commerce, Inc.*.................................................................       766,688
   9,600   iManage, Inc.*.........................................................................       313,200
  20,000   Inktomi Corp.*.........................................................................     1,772,500
   1,600   Internet Capital Group, Inc.*..........................................................       271,300
  14,500   Kana Communications, Inc.*.............................................................     2,962,531
   4,000   Liberate Technologies, Inc.*...........................................................     1,025,000
  41,300   Lycos, Inc.*...........................................................................     3,285,931
  10,000   OnDisplay, Inc.*.......................................................................       905,000
  26,000   Portal Software, Inc.*.................................................................     2,665,000
  10,500   Preview Systems, Inc.*.................................................................       672,000

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  18,000   Quest Software, Inc.*..................................................................  $  1,793,250
  15,000   RealNetworks, Inc.*....................................................................     1,804,688
  20,000   Scient Corp.*..........................................................................     1,715,000
  70,000   USWeb Corp.*...........................................................................     3,110,625
  86,200   VeriSign, Inc.*........................................................................    16,474,975
  55,100   Vignette Corp.*........................................................................     8,977,856
  36,000   Yahoo! Inc.*...........................................................................    15,576,750
                                                                                                    ------------
                                                                                                      89,628,619
                                                                                                    ------------
           INVESTMENT
           BANKERS/BROKERS/SERVICES (2.4%)
  35,000   Donaldson, Lufkin & Jenrette, Inc......................................................     1,693,125
  65,000   Goldman Sachs Group, Inc. (The)........................................................     6,122,188
  77,400   Lehman Brothers Holdings, Inc..........................................................     6,554,813
  26,800   Merrill Lynch & Co., Inc...............................................................     2,237,800
  40,000   Paine Webber Group, Inc................................................................     1,552,500
                                                                                                    ------------
                                                                                                      18,160,426
                                                                                                    ------------
           MAJOR BANKS (0.7%)
  65,000   Chase Manhattan Corp. (The)............................................................     5,049,688
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (2.0%)
  73,000   American Home Products Corp............................................................     2,878,938
  35,000   Johnson & Johnson......................................................................     3,259,375
  35,000   Merck & Co., Inc.......................................................................     2,347,188
  82,600   Warner-Lambert Co......................................................................     6,768,038
                                                                                                    ------------
                                                                                                      15,253,539
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (0.3%)
  48,600   MCI WorldCom, Inc.*....................................................................     2,575,800
                                                                                                    ------------
           MARINE TRANSPORTATION (0.2%)
  34,200   Tidewater, Inc.........................................................................     1,231,200
                                                                                                    ------------
           MEDIA CONGLOMERATES (0.8%)
  55,000   News Corporation Ltd. (The) (ADR) (Australia)..........................................     2,103,750
  65,000   Viacom, Inc. (Class B)*................................................................     3,928,438
                                                                                                    ------------
                                                                                                       6,032,188
                                                                                                    ------------
           MEDICAL SPECIALTIES (0.2%)
  30,000   Cytyc Corp.*...........................................................................     1,833,750
                                                                                                    ------------
           MEDICAL/DENTAL DISTRIBUTORS (0.1%)
   8,000   SciQuest.Com Inc.*.....................................................................       636,000
                                                                                                    ------------
           MID - SIZED BANKS (0.4%)
  51,800   Northern Trust Corp....................................................................     2,764,825
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED


NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MILITARY/GOV'T/TECHNICAL (1.0%)
  79,800   General Motors Corp. (Class H)*........................................................  $  7,660,800
                                                                                                    ------------
           MULTI-LINE INSURANCE (0.7%)
  50,000   American International Group, Inc......................................................     5,406,250
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (1.7%)
  84,500   General Electric Co.**.................................................................    13,076,375
                                                                                                    ------------
           NEWSPAPERS (0.5%)
  30,000   New York Times Co. (The) (Class A).....................................................     1,473,750
  48,400   Tribune Co.............................................................................     2,665,025
                                                                                                    ------------
                                                                                                       4,138,775
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES (0.1%)
   9,700   Avery Dennison Corp....................................................................       706,888
                                                                                                    ------------
           OIL & GAS PRODUCTION (0.4%)
  44,900   Devon Energy Corp......................................................................     1,476,088
  72,400   EOG Resources, Inc.....................................................................     1,271,525
                                                                                                    ------------
                                                                                                       2,747,613
                                                                                                    ------------
           OIL/GAS TRANSMISSION (0.3%)
  58,100   Enron Corp.............................................................................     2,578,188
                                                                                                    ------------
           OILFIELD SERVICES/EQUIPMENT (1.8%)
 100,000   BJ Services Co.*.......................................................................     4,181,250
  20,000   Cooper Cameron Corp.*..................................................................       978,750
  96,000   Halliburton Co.........................................................................     3,864,000
  15,000   Schlumberger Ltd.......................................................................       843,750
  46,000   Smith International, Inc.*.............................................................     2,285,625
  38,100   Weatherford International, Inc.*.......................................................     1,521,619
                                                                                                    ------------
                                                                                                      13,674,994
                                                                                                    ------------
           OTHER CONSUMER SERVICES (0.5%)
  45,000   Preview Travel, lnc.*..................................................................     2,345,625
  37,000   Ticketmaster Online-CitySearch, Inc. (Series B)*.......................................     1,422,188
                                                                                                    ------------
                                                                                                       3,767,813
                                                                                                    ------------
           OTHER METALS/MINERALS (0.4%)
 126,000   Inco Ltd. (Canada)*....................................................................     2,961,000
                                                                                                    ------------
           OTHER SPECIALTY STORES (0.4%)
  25,000   Tiffany & Co...........................................................................     2,231,250
  21,800   Zale Corp.*............................................................................     1,054,575
                                                                                                    ------------
                                                                                                       3,285,825
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OTHER TELECOMMUNICATIONS (3.4%)
  40,000   Covad Communications Group, Inc.*......................................................  $  2,225,000
      45   Japan Telecom Co., Ltd. (Japan)........................................................     1,804,931
   8,500   KDD Corp. (Japan)......................................................................     1,177,460
  15,000   Mannesmann AG (Germany)................................................................     3,613,337
 125,000   McLeodUSA, Inc. (Class A)*.............................................................     7,343,750
     343   Nippon Telegraph & Telephone Corp. (Japan).............................................     5,872,139
  36,100   PanAmSat Corp.*........................................................................     2,132,156
  35,000   RCN Corp.*.............................................................................     1,695,313
                                                                                                    ------------
                                                                                                      25,864,086
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (0.6%)
  67,600   Colgate-Palmolive Co...................................................................     4,394,000
                                                                                                    ------------
           PAPER (0.4%)
  45,000   Champion International Corp............................................................     2,787,188
                                                                                                    ------------
           PRECISION INSTRUMENTS (0.2%)
  15,000   PE Corporation-PE Biosystems Group.....................................................     1,804,688
                                                                                                    ------------
           RECREATIONAL PRODUCTS/TOYS (0.4%)
  35,600   Electronic Arts Inc.*..................................................................     2,990,400
                                                                                                    ------------
           SEMICONDUCTORS (1.3%)
  15,000   Broadcom Corp. (Class A)*..............................................................     4,084,688
  45,000   Conexant Systems, Inc.*................................................................     2,972,813
  10,000   SDL, Inc.*.............................................................................     2,180,000
   5,200   STMicroelectronics NV (Netherlands)....................................................       787,475
                                                                                                    ------------
                                                                                                      10,024,976
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (7.9%)
  47,000   Alcatel (ADR) (France).................................................................     2,115,000
  11,900   CIENA Corp.*...........................................................................       684,250
  35,000   Comverse Technology, Inc.*.............................................................     5,064,063
  70,000   Corning Inc............................................................................     9,025,625
 133,178   Ericsson (L.M.) Telefonaktiebolaqet (ADR) (Sweden).....................................     8,739,806
  27,900   General Instrument Corp.*..............................................................     2,371,500
  24,000   Harmonic, Inc.*........................................................................     2,274,000
  54,100   Motorola, Inc..........................................................................     7,966,225
   6,100   Next Level Communications, Inc.*.......................................................       457,119
  45,000   Nokia Corp. (ADR) (Finland)............................................................     8,550,000
  35,700   Nortel Networks Corp. (Canada).........................................................     3,605,700
  79,300   RF Micro Devices, Inc.*................................................................     5,412,225

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED


NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  58,000   Scientific-Atlanta, Inc................................................................  $  3,226,250
   5,000   Sycamore Networks, Inc.*...............................................................     1,518,125
                                                                                                    ------------
                                                                                                      61,009,888
                                                                                                    ------------
           TELECOMMUNICATIONS (1.1%)
     215   DDI Corp. (Japan)......................................................................     2,944,629
  21,300   Pt Multimedia - Servicos de Telecomunicacoes e Multimedia SGPS SA (Portugal)*..........     1,209,787
  50,000   Sonera Oyj (Finland)...................................................................     3,422,235
  11,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico).....................................     1,237,500
                                                                                                    ------------
                                                                                                       8,814,151
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $481,565,655).........................................................   728,325,630
                                                                                                    ------------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (a) (5.1%)
           U.S. GOVERNMENT AGENCY
$ 39,100   Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $39,096,742).......    39,096,742
                                                                                                    ------------


                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $520,662,397) (b)........................................................   99.8%  $ 767,422,372

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.2       1,328,177
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 768,750,549
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR   American Depository Receipt.
 *    Non-income producing security.
 ** Some or all of these securities are segregated in connection with open futures contracts.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $251,369,259 and the aggregate gross unrealized depreciation is $4,609,284, resulting in net unrealized appreciation of $246,759,975.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 1999:

                DESCRIPTION,    UNDERLYING
 NUMBER OF     DELIVERY YEAR,   FACE AMOUNT   UNREALIZED
 CONTRACTS       AND MONTH       AT VALUE    DEPRECIATION
---------------------------------------------------------
                 S&P 500 Index
                    March/2000
     (97)                       $35,991,850  $ (1,560,742)

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (94.3%)
            ADVERTISING (1.5%)
     5,000  DoubleClick Inc.*......................................................................  $ 1,265,312
                                                                                                     -----------
            BIOTECHNOLOGY (3.9%)
    20,300  Biogen, Inc.*..........................................................................    1,714,081
     8,600  Genentech, Inc.*.......................................................................    1,156,700
     7,800  Gilead Sciences, Inc.*.................................................................      421,200
                                                                                                     -----------
                                                                                                       3,291,981
                                                                                                     -----------
            BROADCASTING (6.0%)
    23,299  Clear Channel Communications, Inc.*....................................................    2,079,436
    11,600  Hispanic Broadcasting Corp.*...........................................................    1,067,200
    19,200  Univision Communications, Inc. (Class A)*..............................................    1,962,000
                                                                                                     -----------
                                                                                                       5,108,636
                                                                                                     -----------
            CABLE TELEVISION (5.5%)
    26,600  Cablevision Systems Corp. (Class A)*...................................................    2,008,300
    27,000  EchoStar Communications Corp. (Class A)*...............................................    2,625,750
                                                                                                     -----------
                                                                                                       4,634,050
                                                                                                     -----------
            CATALOG/SPECIALTY DISTRIBUTION (2.0%)
    18,600  Amazon.com, Inc.*......................................................................    1,415,925
     8,900  Drugstore.com, Inc.*...................................................................      322,069
                                                                                                     -----------
                                                                                                       1,737,994
                                                                                                     -----------
            CLOTHING/SHOE/ACCESSORY STORES (0.9%)
    16,700  Talbot's, Inc. (The)...................................................................      745,237
                                                                                                     -----------
            COMPUTER COMMUNICATIONS (3.4%)
     1,800  Foundry Networks, Inc.*................................................................      542,700
     6,900  Juniper Networks, Inc.*................................................................    2,340,825
                                                                                                     -----------
                                                                                                       2,883,525
                                                                                                     -----------
            COMPUTER SOFTWARE (8.3%)
     5,000  Phone.com, Inc.*.......................................................................      579,687
    14,100  Rational Software Corp.*...............................................................      692,662
    68,800  Siebel Systems, Inc.*..................................................................    5,796,400
                                                                                                     -----------
                                                                                                       7,068,749
                                                                                                     -----------
            DIVERSIFIED COMMERCIAL SERVICES (1.9%)
     9,000  CheckFree Holdings Corp.*..............................................................      940,500
    17,500  Paychex, Inc...........................................................................      698,906
                                                                                                     -----------
                                                                                                       1,639,406
                                                                                                     -----------
            ENGINEERING & CONSTRUCTION (1.0%)
    17,900  Metromedia Fiber Network, Inc. (Class A)*..............................................      856,962
                                                                                                     -----------
NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            GENERIC DRUGS (0.7%)
    13,200  Andrx Corp.*...........................................................................  $   552,750
                                                                                                     -----------
            INTERNET SERVICES (30.0%)
    12,200  Ariba, Inc.*...........................................................................    2,159,400
    15,500  Exodus Communications, Inc.*...........................................................    1,376,594
    11,800  Portal Software, Inc.*.................................................................    1,209,500
    18,300  Scient Corp.*..........................................................................    1,569,225
    10,800  StarMedia Network, Inc.*...............................................................      431,325
    38,400  VeriSign, Inc.*........................................................................    7,339,200
    11,900  Viant Corp.*...........................................................................    1,157,275
    20,300  Vignette Corp.*........................................................................    3,307,631
    16,100  Yahoo! Inc.*...........................................................................    6,966,269
                                                                                                     -----------
                                                                                                      25,516,419
                                                                                                     -----------
            INVESTMENT
            BANKERS/BROKERS/SERVICES (2.3%)
    75,700  E*TRADE Group, Inc.*...................................................................    1,977,662
                                                                                                     -----------
            INVESTMENT MANAGERS (1.5%)
    34,900  Price (T.) Rowe Associates, Inc........................................................    1,284,756
                                                                                                     -----------
            LIFE INSURANCE (1.3%)
    24,800  Hartford Life, Inc. (Class A) (Note 3).................................................    1,091,200
                                                                                                     -----------
            MEDICAL EQUIPMENT & SUPPLIES (0.4%)
     6,300  VISX, Inc.*............................................................................      326,025
                                                                                                     -----------
            MEDICAL SPECIALTIES (0.8%)
     8,800  Minimed, Inc.*.........................................................................      644,600
                                                                                                     -----------
            MOVIES/ENTERTAINMENT (2.0%)
    22,200  Westwood One, Inc.*....................................................................    1,687,200
                                                                                                     -----------
            OTHER CONSUMER SERVICES (3.7%)
    17,200  eBay, Inc.*............................................................................    2,153,225
    12,900  homestore.com, Inc.*...................................................................      954,600
                                                                                                     -----------
                                                                                                       3,107,825
                                                                                                     -----------
            OTHER PHARMACEUTICALS (0.7%)
     6,300  Sepracor, Inc.*........................................................................      624,881
                                                                                                     -----------
            OTHER SPECIALTY STORES (1.3%)
    32,500  Bed Bath & Beyond Inc.*................................................................    1,125,313
                                                                                                     -----------
            OTHER TELECOMMUNICATIONS (5.3%)
    52,900  AT&T Canada, Inc. (Canada)*............................................................    2,122,613
    23,000  Global Crossing Ltd. (Bermuda)*........................................................    1,148,563
    20,600  McLeodUSA, Inc. (Class A)*.............................................................    1,210,250
                                                                                                     -----------
                                                                                                       4,481,426
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            SEMICONDUCTORS (7.7%)
    22,700  Altera Corp.*..........................................................................  $ 1,125,069
    51,600  Maxim Integrated Products, Inc.*.......................................................    2,431,650
    65,800  Xilinx, Inc.*..........................................................................    2,989,788
                                                                                                     -----------
                                                                                                       6,546,507
                                                                                                     -----------
            SERVICES TO THE HEALTH INDUSTRY (0.6%)
    20,900  MedQuist Inc.*.........................................................................      535,563
                                                                                                     -----------
            TELECOMMUNICATION EQUIPMENT (1.6%)
    33,400  American Tower Corp. (Class A)*........................................................    1,020,788
     1,100  Sycamore Networks, Inc.*...............................................................      333,988
                                                                                                     -----------
                                                                                                       1,354,776
                                                                                                     -----------

            TOTAL COMMON STOCKS
            (IDENTIFIED COST $54,907,702)..........................................................   80,088,755
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENTS (4.7%)
            U.S. GOVERNMENT AGENCY (a) (1.1%)
$    1,000  Federal Home Loan Banks 5.72% due 01/12/00 (AMORTIZED COST $998,252)...................      998,252
                                                                                                     -----------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

            REPURCHASE AGREEMENT (3.6%)
$    3,046  The Bank of New York 1.50% due 01/03/00 (dated 12/31/99; proceeds $3,046,814) (b)
              (IDENTIFIED COST $3,046,433).........................................................  $ 3,046,433
                                                                                                     -----------

            TOTAL SHORT-TERM INVESTMENTS
            (IDENTIFIED COST $4,044,685)...........................................................    4,044,685
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $58,952,387) (c)..........................................................   99.0%    84,133,440

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    1.0        815,084
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 84,948,524
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $2,136,851 U.S. Treasury Bond 11.25% due 02/15/15 valued at $3,109,787.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $26,655,243 and the aggregate gross unrealized depreciation is $1,474,190, resulting in net unrealized appreciation of $25,181,053.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS (94.7%)
            ARGENTINA (0.3%)
            TELECOMMUNICATIONS
    20,000  Telefonica de Argentina S.A. (ADR)....................................................  $    617,500
                                                                                                    ------------

            AUSTRALIA (2.1%)
            CABLE TELEVISION
   300,000  Austar United Communications Ltd.*....................................................     1,200,480
                                                                                                    ------------
            INTERNATIONAL BANKS
    78,000  Commonwealth Bank of Australia........................................................     1,342,137
                                                                                                    ------------
            OTHER METALS/MINERALS
   200,000  WMC Limited...........................................................................     1,102,080
                                                                                                    ------------
            TOTAL AUSTRALIA.......................................................................     3,644,697
                                                                                                    ------------
            BRAZIL (0.7%)
            TELECOMMUNICATIONS
    10,000  Telecomunicacoes Brasileiras S.A.- Telebras (ADR) (Pref.).............................     1,285,000
                                                                                                    ------------

            CANADA (1.8%)
            BIOTECHNOLOGY
    32,900  BioChem Pharma, Inc.*.................................................................       711,463
                                                                                                    ------------
            CABLE TELEVISION
    60,000  Videotron Group Ltd...................................................................     1,016,035
                                                                                                    ------------
            INTERNATIONAL BANKS
    45,000  Bank of Montreal......................................................................     1,533,384
                                                                                                    ------------
            TOTAL CANADA..........................................................................     3,260,882
                                                                                                    ------------

            FINLAND (3.0%)
            PAPER
    54,000  UPM-Kymmene Oyj.......................................................................     2,172,528
                                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
    16,000  Nokia Corp. (ADR) (Class A)...........................................................     3,040,000
                                                                                                    ------------
            TOTAL FINLAND.........................................................................     5,212,528
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

            FRANCE (6.9%)
            DIVERSIFIED MANUFACTURING
     6,000  Compagnie de Saint Gobain.............................................................  $  1,126,697
                                                                                                    ------------
            ELECTRONIC DATA PROCESSING
   152,000  Bull SA*..............................................................................     1,221,524
                                                                                                    ------------
            INTERNATIONAL BANKS
     7,200  Societe Generale......................................................................     1,672,847
                                                                                                    ------------
            MILITARY/GOV'T/TECHNICAL
    24,000  Thomson CSF...........................................................................       791,524
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
    40,000  Lagardere S.C.A.......................................................................     2,172,528
                                                                                                    ------------
            OIL REFINING/MARKETING
    19,121  TotalFina S.A. (B Shares).............................................................     2,548,360
                                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
    11,000  Alcatel...............................................................................     2,522,547
                                                                                                    ------------

            TOTAL FRANCE..........................................................................    12,056,027
                                                                                                    ------------

            GERMANY (4.0%)
            DIVERSIFIED ELECTRONIC PRODUCTS
    15,000  Siemens AG (Registered Shares)........................................................     1,905,488
                                                                                                    ------------
            INTERNATIONAL BANKS
    22,000  Bayerische Hypo-Und Vereinsbank AG....................................................     1,500,251
                                                                                                    ------------
            MAJOR CHEMICALS
    38,000  Bayer AG..............................................................................     1,796,359
                                                                                                    ------------
            OTHER TELECOMMUNICATIONS
     7,500  Mannesmann AG.........................................................................     1,806,668
                                                                                                    ------------

            TOTAL GERMANY.........................................................................     7,008,766
                                                                                                    ------------

            GREECE (0.4%)
            TELECOMMUNICATIONS
    65,000  Hellenic Telecommunication Organization S.A. (OTE) (ADR)..............................       775,938
                                                                                                    ------------

            HONG KONG (1.5%)
            INTERNATIONAL BANKS
   100,000  Dao Heng Bank Group Ltd...............................................................       515,822
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
    75,000  Hutchison Whampoa, Ltd................................................................     1,090,172
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            NATURAL GAS
   292,820  Hong Kong & China Gas Co., Ltd........................................................  $    401,149
                                                                                                    ------------
            UTILITIES
   123,000  CLP Holdings Ltd......................................................................       566,427
                                                                                                    ------------
            TOTAL HONG KONG.......................................................................     2,573,570
                                                                                                    ------------
            IRELAND (0.8%)
            OTHER TELECOMMUNICATIONS
   300,000  Eircom PLC............................................................................     1,306,534
                                                                                                    ------------
            ITALY (1.6%)
            ELECTRIC UTILITIES
   350,000  Enel SpA*.............................................................................     1,464,445
                                                                                                    ------------
            INTEGRATED OIL COMPANIES
    22,500  ENI SpA (ADR).........................................................................     1,240,312
                                                                                                    ------------

            TOTAL ITALY...........................................................................     2,704,757
                                                                                                    ------------
            JAPAN (15.7%)
            CONSUMER ELECTRONICS/APPLIANCES
    65,000  Pioneer Electronic Corp...............................................................     1,716,885
    11,000  Sony Corp.............................................................................     3,260,614
                                                                                                    ------------
                                                                                                       4,977,499
                                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS
   110,000  Hitachi Ltd...........................................................................     1,764,821
                                                                                                    ------------
            ELECTRONIC COMPONENTS
    14,000  TDK Corp..............................................................................     1,932,499
                                                                                                    ------------
            ELECTRONIC DATA PROCESSING
    35,000  Fujitsu Ltd...........................................................................     1,595,578
                                                                                                    ------------
            ELECTRONIC PRODUCTION EQUIPMENT
    10,000  Tokyo Electron Ltd....................................................................     1,369,595
                                                                                                    ------------
            INDUSTRIAL MACHINERY/COMPONENTS
    22,000  Fanuc Ltd.............................................................................     2,800,039
                                                                                                    ------------
            INTERNATIONAL BANKS
    80,000  Sanwa Bank Ltd........................................................................       972,804
                                                                                                    ------------
            INVESTMENT BANKERS/BROKERS/SERVICES
    80,000  Nomura Securities Co., Ltd............................................................     1,443,944
                                                                                                    ------------
            MOTOR VEHICLES
    90,000  Suzuki Motor Corp.....................................................................     1,312,757
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            OTHER PHARMACEUTICALS
    27,000  Yamanouchi Pharmaceutical Co., Ltd....................................................  $    942,966
                                                                                                    ------------
            OTHER TELECOMMUNICATIONS
       120  Nippon Telegraph & Telephone Corp.....................................................     2,054,393
                                                                                                    ------------
            PACKAGE GOODS/COSMETICS
    10,000  Uni-Charm Corp........................................................................       576,208
                                                                                                    ------------
            RAILROADS
       200  East Japan Railway Co.................................................................     1,078,067
                                                                                                    ------------
            SEMICONDUCTORS
     8,000  Rohm Co., Ltd.........................................................................     3,287,028
                                                                                                    ------------
            STEEL/IRON ORE
   500,000  Nippon Steel Co.......................................................................     1,169,047
                                                                                                    ------------

            TOTAL JAPAN...........................................................................    27,277,245
                                                                                                    ------------

            NETHERLANDS (3.7%)
            DIVERSIFIED ELECTRONIC PRODUCTS
    12,000  Philips Electronics NV................................................................     1,629,396
                                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES
    26,000  ING Groep NV..........................................................................     1,567,479
                                                                                                    ------------
            LIFE INSURANCE
    15,000  Aegon N.V.............................................................................     1,446,843
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
    35,000  Akzo Nobel N.V........................................................................     1,753,110
                                                                                                    ------------

            TOTAL NETHERLANDS.....................................................................     6,396,828
                                                                                                    ------------

            NEW ZEALAND (0.8%)
            ELECTRIC UTILITIES
   750,000  Contact Energy Ltd....................................................................     1,314,540
                                                                                                    ------------

            SINGAPORE (1.1%)
            BANKING
   219,835  Overseas Union Bank Ltd...............................................................     1,285,778
                                                                                                    ------------
            REAL ESTATE
   100,000  City Developments Ltd.................................................................       584,883
                                                                                                    ------------

            TOTAL SINGAPORE.......................................................................     1,870,661
                                                                                                    ------------

            SOUTH AFRICA (0.4%)
            PAPER
    70,000  Sappi Ltd. (ADR)......................................................................       673,750
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            SOUTH KOREA (1.0%)
            CELLULAR TELEPHONE
    45,000  SK Telecom Co., Ltd. (ADR)............................................................  $  1,726,875
                                                                                                    ------------
            SPAIN (2.1%)
            TELECOMMUNICATIONS
    38,984  Telefonica de Espana S.A. (ADR).......................................................     3,072,426
                                                                                                    ------------
            UTILITIES
    26,800  Endesa S.A............................................................................       531,292
                                                                                                    ------------

            TOTAL SPAIN...........................................................................     3,603,718
                                                                                                    ------------

            SWEDEN (1.1%)
            MULTI-SECTOR COMPANIES
   130,000  Investor AB (B Shares)................................................................     1,830,857
                                                                                                    ------------
            SWITZERLAND (2.3%)
            BUILDING MATERIALS
     1,340  Holderbank Financiere Glarus AG (B Shares)............................................     1,833,773
                                                                                                    ------------
            INTERNATIONAL BANKS
     4,300  UBS AG (Registered Shares)............................................................     1,160,703
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
        80  Roche Holdings AG.....................................................................       949,152
                                                                                                    ------------

            TOTAL SWITZERLAND.....................................................................     3,943,628
                                                                                                    ------------

            UNITED KINGDOM (9.8%)
            ADVERTISING
    80,000  WPP Group, PLC........................................................................     1,266,824
                                                                                                    ------------
            AEROSPACE
   185,000  British Aerospace PLC.................................................................     1,224,371
   240,543  Rolls-Royce PLC.......................................................................       830,929
                                                                                                    ------------
                                                                                                       2,055,300
                                                                                                    ------------
            CLOTHING/SHOE/ACCESSORY STORES
    70,000  Next PLC..............................................................................       671,184
                                                                                                    ------------
            COMPUTER/VIDEO CHAINS
    40,000  Dixons Group PLC......................................................................       961,417
                                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES
    32,000  Abbey National PLC....................................................................       511,379
    49,824  HSBC Holdings PLC.....................................................................       698,587
   350,000  Old Mutual PLC........................................................................       951,974
                                                                                                    ------------
                                                                                                       2,161,940
                                                                                                    ------------
            E.D.P. SERVICES
    72,000  SEMA Group PLC........................................................................     1,294,718
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            MAJOR PHARMACEUTICALS
    15,000  AstraZenca Group PLC..................................................................  $    621,790
    65,000  SmithKline Beecham PLC................................................................       828,892
                                                                                                    ------------
                                                                                                       1,450,682
                                                                                                    ------------
            MOVIES/ENTERTAINMENT
   210,000  Carlton Communications PLC............................................................     2,044,061
                                                                                                    ------------
            NEWSPAPERS
   102,000  United News & Media PLC...............................................................     1,299,076
                                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
   180,000  Racal Electronics PLC.................................................................     1,612,586
                                                                                                    ------------
            TELECOMMUNICATIONS
    90,000  British Telecommunications PLC........................................................     2,198,056
                                                                                                    ------------

            TOTAL UNITED KINGDOM..................................................................    17,015,844
                                                                                                    ------------

            UNITED STATES (33.6%)
            ALUMINUM
    20,000  Alcoa, Inc............................................................................     1,660,000
                                                                                                    ------------
            CLOTHING/SHOE/ACCESSORY STORES
    45,300  Gap, Inc. (The).......................................................................     2,083,800
                                                                                                    ------------
            COMPUTER COMMUNICATIONS
    38,350  Cisco Systems, Inc.*..................................................................     4,105,847
                                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS
    25,000  Rockwell International Corp...........................................................     1,196,875
                                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES
    12,000  American Express Co...................................................................     1,995,000
    23,450  Citigroup Inc.........................................................................     1,302,941
                                                                                                    ------------
                                                                                                       3,297,941
                                                                                                    ------------
            DIVERSIFIED MANUFACTURING
    35,062  Honeywell International Inc...........................................................     2,022,639
                                                                                                    ------------
            ELECTRONIC DATA PROCESSING
    43,800  Gateway, Inc.*........................................................................     3,156,337
    20,000  Hewlett-Packard Co....................................................................     2,278,750
    38,000  Sun Microsystems, Inc.*...............................................................     2,940,250
                                                                                                    ------------
                                                                                                       8,375,337
                                                                                                    ------------
            FINANCE COMPANIES
    16,100  Fannie Mae............................................................................     1,005,244
                                                                                                    ------------
            INTEGRATED OIL COMPANIES
    15,400  Atlantic Richfield Co.................................................................     1,332,100

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
    17,200  Chevron Corp..........................................................................  $  1,489,950
    34,627  Exxon Mobil Corp......................................................................     2,789,620
                                                                                                    ------------
                                                                                                       5,611,670
                                                                                                    ------------
            INTERNET SERVICES
    21,400  America Online, Inc.*.................................................................     1,614,362
    40,000  At Home Corp. (Series A)*.............................................................     1,717,500
                                                                                                    ------------
                                                                                                       3,331,862
                                                                                                    ------------
            MAJOR BANKS
    20,600  Chase Manhattan Corp. (The)...........................................................     1,600,362
                                                                                                    ------------
            MAJOR CHEMICALS
    11,800  Dow Chemical Co.......................................................................     1,576,775
    72,000  Monsanto Co...........................................................................     2,565,000
                                                                                                    ------------
                                                                                                       4,141,775
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
    25,600  Abbott Laboratories...................................................................       929,600
    22,800  American Home Products Corp...........................................................       899,175
    22,600  Bristol-Myers Squibb Co...............................................................     1,450,637
                                                                                                    ------------
                                                                                                       3,279,412
                                                                                                    ------------
            MANAGED HEALTH CARE
    95,000  Oxford Health Plans, Inc.*............................................................     1,205,313
                                                                                                    ------------
            MEDIA CONGLOMERATES
    45,000  Disney (Walt) Co......................................................................     1,316,250
                                                                                                    ------------
            MILITARY/GOV'T/TECHNICAL
    27,600  General Motors Corp. (Class H)*.......................................................     2,649,600
                                                                                                    ------------
            MOTOR VEHICLES
    18,500  Ford Motor Co.........................................................................       988,594
                                                                                                    ------------
            OTHER SPECIALTY STORES
    50,200  Bed Bath & Beyond Inc.*...............................................................     1,738,175
                                                                                                    ------------
            PACKAGE GOODS/COSMETICS
    24,600  Colgate-Palmolive Co..................................................................     1,599,000
                                                                                                    ------------
            PACKAGED FOODS
    33,600  General Mills, Inc....................................................................     1,201,200
                                                                                                    ------------
            PAPER
    28,200  Champion International Corp...........................................................     1,746,638
                                                                                                    ------------
            SAVINGS & LOAN ASSOCIATIONS
    43,800  Golden West Financial Corp............................................................     1,467,300
    35,180  Washington Mutual, Inc................................................................       914,680
                                                                                                    ------------
                                                                                                       2,381,980
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            SEMICONDUCTORS
    23,200  Intel Corp............................................................................  $  1,908,200
                                                                                                    ------------

            TOTAL UNITED STATES...................................................................    58,447,714
                                                                                                    ------------

            TOTAL COMMON AND PREFERRED STOCKS
            (IDENTIFIED COST $112,119,136)........................................................   164,547,859
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENT (a) (5.2%)
            U.S. GOVERNMENT AGENCY
$    9,050  Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $9,049,246).......     9,049,246
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $121,168,382) (b)........................................................   99.9%    173,597,105

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.1         145,901
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 173,743,006
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $55,691,080 and the aggregate gross unrealized depreciation is $3,262,357, resulting in net unrealized appreciation of $52,428,723.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
SUMMARY OF INVESTMENTS DECEMBER 31, 1999

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Advertising.......................................................................  $  1,266,824      0.7%
Aerospace.........................................................................     2,055,300      1.2
Aluminum..........................................................................     1,660,000      1.0
Banking...........................................................................     1,285,778      0.7
Biotechnology.....................................................................       711,462      0.4
Building Materials................................................................     1,833,773      1.1
Cable Television..................................................................     2,216,515      1.3
Cellular Telephone................................................................     1,726,875      1.0
Clothing/Shoe/Accessory Stores....................................................     2,754,984      1.6
Computer Communications...........................................................     4,105,847      2.4
Computer/Video Chains.............................................................       961,418      0.6
Consumer Electronics/Appliances...................................................     4,977,500      2.9
Diversified Electronic Products...................................................     6,496,580      3.7
Diversified Financial Services....................................................     7,027,360      4.0
Diversified Manufacturing.........................................................     3,149,336      1.8
E.D.P. Services...................................................................     1,294,718      0.7
Electric Utilities................................................................     2,778,985      1.6
Electronic Components.............................................................     1,932,499      1.1
Electronic Data Processing........................................................    11,192,440      6.5
Electronic Production Equipment...................................................     1,369,595      0.8
Finance Companies.................................................................     1,005,244      0.6
Industrial Machinery/Components...................................................     2,800,039      1.6
Integrated Oil Companies..........................................................     6,851,982      3.9
International Banks...............................................................     8,697,947      5.0
Internet Services.................................................................     3,331,862      1.9
Investment Bankers/Brokers/Services...............................................     1,443,944      0.8
Life Insurance....................................................................     1,446,843      0.8
Major Banks.......................................................................     1,600,363      0.9
Major Chemicals...................................................................     5,938,134      3.4
Major Pharmaceuticals.............................................................     7,432,356      4.3
                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Managed Health Care...............................................................  $  1,205,313      0.7%
Media Conglomerates...............................................................     1,316,250      0.8
Military/Gov't/Technical..........................................................     3,441,124      2.0
Motor Vehicles....................................................................     2,301,351      1.3
Movies/Entertainment..............................................................     2,044,061      1.2
Multi-Sector Companies............................................................     5,093,557      3.0
Natural Gas.......................................................................       401,149      0.2
Newspapers........................................................................     1,299,076      0.7
Oil Refining/Marketing............................................................     2,548,360      1.5
Other Metals/Minerals.............................................................     1,102,080      0.6
Other Pharmaceuticals.............................................................       942,966      0.5
Other Specialty Stores............................................................     1,738,175      1.0
Other Telecommunications..........................................................     5,167,595      3.0
Package Goods/Cosmetics...........................................................     2,175,208      1.3
Packaged Foods....................................................................     1,201,200      0.7
Paper.............................................................................     4,592,916      2.6
Railroads.........................................................................     1,078,067      0.6
Real Estate.......................................................................       584,883      0.3
Savings & Loan Associations.......................................................     2,381,980      1.4
Semiconductors....................................................................     5,195,228      3.0
Steel/Iron Ore....................................................................     1,169,047      0.7
Telecommunication Equipment.......................................................     7,175,132      4.1
Telecommunications................................................................     7,948,920      4.6
U.S. Government Agency............................................................     9,049,246      5.2
Utilities.........................................................................     1,097,718      0.6
                                                                                    ------------     ----
                                                                                    $173,597,105     99.9%
                                                                                    ------------     ----
                                                                                    ------------     ----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $163,262,859     94.0%
Preferred Stock...................................................................     1,285,000      0.7
Short-Term Investment.............................................................     9,049,246      5.2
                                                                                    ------------     ----
                                                                                    $173,597,105     99.9%
                                                                                    ------------     ----
                                                                                    ------------     ----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (91.0%)
           ADVERTISING (2.5%)
   1,300   Digital Impact, Inc.*..................................................................  $     65,162
  30,000   FreeShop.com, Inc.*....................................................................     1,410,000
  32,600   Getty Images, Inc.*....................................................................     1,595,362
   5,200   Harris Interactive Inc.*...............................................................        67,925
  12,900   Mediaplex, Inc.*.......................................................................       803,025
   1,800   Netratings, Inc.*......................................................................        86,512
                                                                                                    ------------
                                                                                                       4,027,986
                                                                                                    ------------
           AIR FREIGHT/DELIVERY SERVICES (1.1%)
  25,000   C.H. Robinson Worldwide, Inc...........................................................       993,750
  18,600   Expeditors International of Washington, Inc............................................       806,775
                                                                                                    ------------
                                                                                                       1,800,525
                                                                                                    ------------
           APPAREL (0.6%)
  60,000   Quiksilver, Inc.*......................................................................       930,000
                                                                                                    ------------
           AUTO PARTS: O.E.M. (0.6%)
  33,000   Gentex Corp.*..........................................................................       915,750
                                                                                                    ------------
           BIOTECHNOLOGY (3.2%)
  20,100   Alkermes, Inc.*........................................................................       984,900
  30,000   Gene Logic, Inc.*......................................................................       795,000
  24,000   Medco Research, Inc.*..................................................................       721,500
  10,000   Millennium Pharmaceuticals, Inc.*......................................................     1,218,750
  25,000   QLT Phototherapeutics, Inc.*...........................................................     1,462,500
                                                                                                    ------------
                                                                                                       5,182,650
                                                                                                    ------------
           BROADCASTING (1.3%)
  18,700   Citadel Communications Corp.*..........................................................     1,210,825
  29,000   Radio Unica Communications Corp.*......................................................       837,375
                                                                                                    ------------
                                                                                                       2,048,200
                                                                                                    ------------
           CABLE TELEVISION (2.1%)
  30,000   Charter Communications, Inc. (Class A)*................................................       656,250
   5,200   Classic Communications, Inc. (Class A)*................................................       191,100
  31,200   Insight Communications Co., Inc.*......................................................       924,300
   4,000   NDS Group PLC (ADR) (United Kingdom)*..................................................       121,500
  15,000   Pegasus Communications Corp.*..........................................................     1,440,000
                                                                                                    ------------
                                                                                                       3,333,150
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           CELLULAR TELEPHONE (1.9%)
  15,000   Powertel, Inc.*........................................................................  $  1,500,000
  20,000   TeleCorp PCS, Inc.*....................................................................       762,500
  26,200   Tritel, Inc.*..........................................................................       828,575
                                                                                                    ------------
                                                                                                       3,091,075
                                                                                                    ------------
           CLOTHING/SHOE/ACCESSORY STORES (1.2%)
  25,000   Pacific Sunwear of California, Inc.*...................................................       795,312
  40,000   Urban Outfitters, Inc.*................................................................     1,165,000
                                                                                                    ------------
                                                                                                       1,960,312
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (1.5%)
     700   Cobalt Networks, Inc.*.................................................................        74,900
  20,000   Emulex Corp.*..........................................................................     2,258,750
                                                                                                    ------------
                                                                                                       2,333,650
                                                                                                    ------------
           COMPUTER SOFTWARE (12.0%)
  25,300   BSQUARE Corporation*...................................................................     1,061,019
  30,000   CBT Group PLC (ADR) (Ireland)*.........................................................       993,750
  28,700   Dalleen Technologies, Inc.*............................................................       624,225
  25,000   Entrust Technologies Inc.*.............................................................     1,496,875
  30,000   eSoft, Inc.*...........................................................................       870,000
  45,700   FileNET Corp.*.........................................................................     1,171,062
  20,000   Inet Technologies, Inc.*...............................................................     1,397,500
  16,000   Mercury Interactive Corp.*.............................................................     1,727,000
     400   Metasolv Software, Inc.*...............................................................        32,900
  14,000   Micromuse Inc.*........................................................................     2,380,000
  24,000   NetIQ Corp.*...........................................................................     1,266,000
  15,000   Packeteer, Inc.*.......................................................................     1,035,000
  21,000   Peregrine Systems, Inc.*...............................................................     1,764,000
  45,600   Project Software & Development, Inc.*..................................................     2,519,400
  20,000   Remedy Corp.*..........................................................................       950,000
                                                                                                    ------------
                                                                                                      19,288,731
                                                                                                    ------------
           COMPUTER/VIDEO CHAINS (0.5%)
  25,000   REX Stores Corp.*......................................................................       875,000
                                                                                                    ------------
           CONTAINERS/PACKAGING (0.4%)
 100,000   Gaylord Container Corp. (Series A)*....................................................       681,250
                                                                                                    ------------
           CONTRACT DRILLING (1.0%)
  63,000   R&B Falcon Corp.*......................................................................       834,750
  30,000   Santa Fe International Corp............................................................       776,250
                                                                                                    ------------
                                                                                                       1,611,000
                                                                                                    ------------
           DISCOUNT CHAINS (0.5%)
  20,000   BJ's Wholesale Club, Inc.*.............................................................       730,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DIVERSIFIED COMMERCIAL SERVICES (0.1%)
   3,900   eCollege.Com*..........................................................................  $     42,656
   4,000   Management Network Group, Inc. (The)*..................................................       130,500
                                                                                                    ------------
                                                                                                         173,156
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS (0.6%)
   1,300   Caliper Technologies Corp.*............................................................        86,612
  50,000   Sensormatic Electronics Corp.*.........................................................       871,875
                                                                                                    ------------
                                                                                                         958,487
                                                                                                    ------------
           E.D.P. PERIPHERALS (0.9%)
  15,000   DSP Group, Inc.*.......................................................................     1,393,125
                                                                                                    ------------
           E.D.P. SERVICES (3.7%)
  15,000   Concord Communications, Inc.*..........................................................       664,687
  40,000   Harbinger Corp.*.......................................................................     1,270,000
  20,000   Lightbridge, Inc.*.....................................................................       557,500
   3,100   McAfee.Com Corp.*......................................................................       141,825
  30,000   Netsolve, Inc.*........................................................................       941,250
  17,000   Pegasus Systems, Inc.*.................................................................     1,024,250
   4,400   Predictive Systems, Inc.*..............................................................       288,200
   2,100   Rainmaker Systems, Inc.*...............................................................        42,525
  10,000   ReSourcePhoenix.com, Inc...............................................................       192,500
  20,000   U.S. Interactive, Inc.*................................................................       845,000
                                                                                                    ------------
                                                                                                       5,967,737
                                                                                                    ------------
           ELECTRICAL PRODUCTS (0.5%)
  38,000   Belden Inc.............................................................................       798,000
                                                                                                    ------------
           ELECTRONIC COMPONENTS (0.7%)
  22,000   Power Integrations, Inc.*..............................................................     1,034,000
   5,000   Sage, Inc.*............................................................................        95,625
                                                                                                    ------------
                                                                                                       1,129,625
                                                                                                    ------------
           ELECTRONIC DISTRIBUTORS (2.3%)
  25,000   Intraware, Inc.*.......................................................................     1,992,187
   6,000   Metron Technology N.V.*................................................................        95,250
  10,000   Safeguard Scientifics, Inc.*...........................................................     1,620,625
                                                                                                    ------------
                                                                                                       3,708,062
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (5.0%)
  20,000   Advanced Energy Industries, Inc.*......................................................       983,750
  19,500   Asyst Technologies, Inc.*..............................................................     1,277,250
  22,000   ATMI, Inc.*............................................................................       724,625
  39,000   EMCORE Corp.*..........................................................................     1,296,750
  77,500   MEMC Electronic Materials, Inc.*.......................................................       949,375
  29,200   MKS Instruments, Inc.*.................................................................     1,054,850
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  10,500   Orbotech, Ltd.*........................................................................  $    813,750
  30,000   Rudolph Technologies, Inc.*............................................................       990,000
                                                                                                    ------------
                                                                                                       8,090,350
                                                                                                    ------------
           FINANCE COMPANIES (0.9%)
  41,000   Advanta Corp. (Class A)................................................................       745,687
  23,000   NextCard, Inc.*........................................................................       661,250
                                                                                                    ------------
                                                                                                       1,406,937
                                                                                                    ------------
           FINANCIAL PUBLISHING/SERVICES (0.5%)
  30,000   Telescan, Inc.*........................................................................       738,750
                                                                                                    ------------
           FOREST PRODUCTS (0.7%)
  23,400   Rayonier Inc...........................................................................     1,130,512
                                                                                                    ------------
           INDUSTRIAL SPECIALTIES (0.1%)
   6,000   Symyx Technologies, Inc.*..............................................................       178,500
                                                                                                    ------------
           INTEGRATED OIL COMPANIES (0.5%)
  13,000   Murphy Oil Corp........................................................................       745,875
                                                                                                    ------------
           INTERNET SERVICES (12.7%)
   1,400   Agency.com, Inc.*......................................................................        71,925
  29,400   AppNet, Inc.*..........................................................................     1,284,412
  26,000   Art Technology Group, Inc.*............................................................     3,381,625
   1,800   ASD Systems, Inc.*.....................................................................        31,500
  12,000   Bluestone Software, Inc.*..............................................................     1,374,000
   1,100   C-Bridge Internet Solutions, Inc.*.....................................................        54,450
  57,200   Circle.Com*............................................................................       700,700
  17,000   CNet Inc.*.............................................................................       962,625
  20,000   Concentric Network Corp.*..............................................................       613,750
  25,000   Digex, Inc.*...........................................................................     1,700,000
   1,000   El Sitio, Inc.*........................................................................        36,750
   6,000   Intertrust Technologies Corp.*.........................................................       705,750
  15,000   InterVU Inc.*..........................................................................     1,561,875
  37,000   Jacada Ltd.*...........................................................................     1,026,750
   2,100   Metalink Ltd.*.........................................................................        41,738
  30,000   National Information Consortium, Inc.*.................................................       960,000
  36,700   Netzero, Inc.*.........................................................................       988,606
     900   OnDisplay, Inc.*.......................................................................        81,450
  20,000   Optio Software, Inc.*..................................................................       470,000
   1,300   Pfsweb Inc.*...........................................................................        48,588
     900   Preview Systems, Inc.*.................................................................        57,600
  16,000   PSINet, Inc.*..........................................................................       988,000
   6,000   PurchasePro.com Inc.*..................................................................       824,625
  13,000   Quest Software, Inc.*..................................................................     1,295,125
  35,000   Rare Medium Group, Inc.*...............................................................     1,181,250
   1,000   Xpedior Inc.*..........................................................................        28,750
                                                                                                    ------------
                                                                                                      20,471,844
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INVESTMENT BANKERS/BROKERS/SERVICES (0.9%)
  35,000   AmeriTrade Holding Corp. (Class A)*....................................................  $    759,063
  17,000   eSPEED, Inc (Class A)*.................................................................       607,750
                                                                                                    ------------
                                                                                                       1,366,813
                                                                                                    ------------
           MEDICAL EQUIPMENT & SUPPLIES (0.8%)
  23,500   LaserSight, Inc.*......................................................................       232,063
  20,000   VISX, Inc.*............................................................................     1,035,000
                                                                                                    ------------
                                                                                                       1,267,063
                                                                                                    ------------
           MEDICAL SPECIALTIES (2.9%)
  15,000   ABIOMED, Inc.*.........................................................................       540,000
  20,000   ArthroCare Corp.*......................................................................     1,220,000
  22,000   Cytyc Corp.*...........................................................................     1,344,750
  28,800   Orthofix International N.V.*...........................................................       403,200
  35,500   SonoSite, Inc.*........................................................................     1,136,000
                                                                                                    ------------
                                                                                                       4,643,950
                                                                                                    ------------
           MEDICAL/DENTAL DISTRIBUTORS (1.5%)
  27,000   Priority Healthcare Corp.*.............................................................       781,313
  21,000   SciQuest.Com Inc.*.....................................................................     1,669,500
                                                                                                    ------------
                                                                                                       2,450,813
                                                                                                    ------------
           MEDICAL/NURSING SERVICES (1.0%)
  53,000   InfoCure Corp.*........................................................................     1,652,938
                                                                                                    ------------
           METALS FABRICATIONS (1.0%)
  20,000   CommScope, Inc.*.......................................................................       806,250
  35,000   Maverick Tube Corp.*...................................................................       853,125
                                                                                                    ------------
                                                                                                       1,659,375
                                                                                                    ------------
           MILITARY/GOV'T/TECHNICAL (1.5%)
  50,000   Titan Corp. (The)*.....................................................................     2,356,250
                                                                                                    ------------
           MOVIES/ENTERTAINMENT (1.5%)
  39,000   CINAR Corp. (Class B) (Canada)*........................................................       965,250
  19,000   Westwood One, Inc.*....................................................................     1,444,000
                                                                                                    ------------
                                                                                                       2,409,250
                                                                                                    ------------
           OFFICE/PLANT AUTOMATION (0.6%)
  16,000   Kronos, Inc.*..........................................................................       972,000
                                                                                                    ------------
           OIL & GAS PRODUCTION (0.6%)
  51,500   Nuevo Energy Co.*......................................................................       965,625
                                                                                                    ------------
           OILFIELD SERVICES/EQUIPMENT (1.1%)
  26,000   BJ Services Co.*.......................................................................     1,087,125
  48,500   Veritas DGC Inc.*......................................................................       679,000
                                                                                                    ------------
                                                                                                       1,766,125
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OTHER CONSUMER SERVICES (0.6%)
  51,700   Edison Schools Inc.*...................................................................  $    801,350
   3,100   Expedia, Inc. (Class A)*...............................................................       108,500
  15,000   Healthcentral.Com*.....................................................................       109,688
                                                                                                    ------------
                                                                                                       1,019,538
                                                                                                    ------------
           OTHER PHARMACEUTICALS (0.4%)
  21,500   Shire Pharmaceuticals Group PLC (ADR) (United Kingdom)*................................       620,813
                                                                                                    ------------
           OTHER SPECIALTY STORES (1.1%)
  24,000   Cost Plus, Inc.*.......................................................................       852,000
  32,700   Linens 'N Things, Inc.*................................................................       968,738
                                                                                                    ------------
                                                                                                       1,820,738
                                                                                                    ------------
           OTHER TELECOMMUNICATIONS (5.5%)
  48,500   Allied Riser Communications Corporation*...............................................       982,125
   9,000   Clarent Corp.*.........................................................................       698,625
  40,000   Clearnet Communications Inc. (Class A)*................................................     1,375,000
   3,400   Deltathree.Com Inc.*...................................................................        86,700
  12,000   Efficient Networks, Inc.*..............................................................       815,250
  29,000   ITC DeltaCom, Inc.*....................................................................       799,313
   1,000   Pac-West Telecomm, Inc.*...............................................................        26,250
  27,800   Pinnacle Holdings Inc.*................................................................     1,184,975
  25,040   Primus Telecommunications Group, Inc.*.................................................       957,780
  16,000   Viatel, Inc.*..........................................................................       856,000
  13,000   WinStar Communications, Inc.*..........................................................       976,625
                                                                                                    ------------
                                                                                                       8,758,643
                                                                                                    ------------
           PAPER (0.5%)
  82,000   Sappi Ltd. (ADR) (South Africa)*.......................................................       789,250
                                                                                                    ------------
           PRECISION INSTRUMENTS (0.6%)
  25,000   Mettler-Toledo International Inc.*.....................................................       954,688
                                                                                                    ------------
           RECREATIONAL PRODUCTS/TOYS (0.6%)
  40,000   THQ, Inc.*.............................................................................       927,500
                                                                                                    ------------
           RENTAL/LEASING COMPANIES (0.7%)
  30,000   Comdisco, Inc..........................................................................     1,117,500
                                                                                                    ------------
           RESTAURANTS (0.5%)
  37,000   Jack in the Box Inc.*..................................................................       765,438
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           SEMICONDUCTORS (2.6%)
  22,000   Exar Corp.*............................................................................  $  1,295,250
  28,500   Fairchild Semiconductor Corp. (Class A)*...............................................       847,875
  30,000   Integrated Device Technology, Inc.*....................................................       868,125
  10,000   QuickLogic Corporation*................................................................       165,000
  15,000   Silicon Image, Inc.*...................................................................     1,046,250
                                                                                                    ------------
                                                                                                       4,222,500
                                                                                                    ------------
           SERVICES TO THE HEALTH INDUSTRY (0.5%)
   4,100   MedicaLogic Inc.*......................................................................        86,356
  25,000   Quest Diagnostics Inc.*................................................................       764,063
                                                                                                    ------------
                                                                                                         850,419
                                                                                                    ------------
           SHOE MANUFACTURING (0.6%)
  50,000   Madden (Steven), Ltd.*.................................................................       937,500
                                                                                                    ------------
           SPECIALTY CHEMICALS (2.3%)
  40,000   Celgene Corp.*.........................................................................     2,800,000
  30,000   Georgia Gulf Corp......................................................................       913,125
                                                                                                    ------------
                                                                                                       3,713,125
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (1.5%)
   4,600   Airnet Communications Corp.*...........................................................       167,325
  22,500   Antec Corp.*...........................................................................       821,250
  33,400   MCK Communications, Inc.*..............................................................       734,800
  25,000   Paradyne Networks, Inc.*...............................................................       671,874
                                                                                                    ------------
                                                                                                       2,395,249
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $83,151,316)..........................................................   146,103,342
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
--------
           SHORT-TERM INVESTMENTS (9.0%)
           U.S. GOVERNMENT AGENCY (a) (8.9%)
$ 14,400   Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $14,398,800).......    14,398,800
                                                                                                    ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (0.1%)
$    143   The Bank of New York 1.50% due 01/03/00 (dated 12/31/99; proceeds $143,468) (b)
             (IDENTIFIED COST $143,450)...........................................................  $    143,450
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $14,542,250)..........................................................    14,542,250
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $97,693,566) (C).........................................................  100.0%    160,645,592

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................    0.0         (50,549)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 160,595,043
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $100,620 U.S. Treasury Bond 11.25% due 02/15/15 valued at $146,433.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $64,944,375 and the aggregate gross unrealized depreciation is $1,992,349, resulting in net unrealized appreciation of $62,952,026.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

   NUMBER OF
     SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  COMMON AND PREFERRED STOCKS AND RIGHTS (100.0%)
                  ARGENTINA (2.5%)
                  DIVERSIFIED FINANCIAL SERVICES
       15,670     CEI Citicorp Holdings S.A.*......................................................  $    57,202
                                                                                                     -----------
                  INTERNATIONAL BANKS
        4,537     Banco de Galicia y Buenos Aires S.A. de C.V. (Class B) (ADR).....................       89,889
        2,610     Banco Frances del Rio de La Plato S.A. (ADR).....................................       61,824
                                                                                                     -----------
                                                                                                         151,713
                                                                                                     -----------
                  OIL & GAS PRODUCTION
       22,310     Perez Companc S.A. (Class B).....................................................      114,241
                                                                                                     -----------
                  STEEL/IRON ORE
       33,330     Siderca S.A.I.C. (Class A).......................................................       70,002
                                                                                                     -----------
                  TELECOMMUNICATIONS
        2,270     Telecom Argentina Stet - France Telecom S.A. (Class B) (ADR).....................       77,748
        3,335     Telefonica de Argentina S.A. (ADR)...............................................      102,968
                                                                                                     -----------
                                                                                                         180,716
                                                                                                     -----------

                  TOTAL ARGENTINA..................................................................      573,874
                                                                                                     -----------

                  BRAZIL (11.0%)
                  ALCOHOLIC BEVERAGES
        7,265     Companhia Cervejaria Brahma (ADR)................................................      101,710
                                                                                                     -----------
                  CABLE TELEVISION
        4,600     Globo Cabo S.A. (ADR)*...........................................................       81,075
                                                                                                     -----------
                  CELLULAR TELEPHONE
        2,800     Tele Celular Sul Participacoes S.A. (ADR)........................................       88,900
        1,200     Telemig Celular S.A. (Class B) (Pref.)...........................................       55,425
                                                                                                     -----------
                                                                                                         144,325
                                                                                                     -----------
  NUMBER OF
   SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  ELECTRIC UTILITIES
    2,930,000     Centrais Eletricas Brasileiras S.A. (Class B) (Pref.)............................  $    69,808
        2,302     Companhia Energetica de Minas Gerais S.A. (ADR) (Pref.)..........................       51,148
                                                                                                     -----------
                                                                                                         120,956
                                                                                                     -----------
                  INTEGRATED OIL COMPANIES
    1,602,000     Petroleo Brasileiro S.A. (Pref.).................................................      407,363
                                                                                                     -----------
                  INTERNATIONAL BANKS
   17,370,000     Banco Bradesco S.A. (Pref.)......................................................      136,060
    1,127,905     Banco Bradesco S.A. (Rights)*....................................................        4,470
    1,171,000     Banco Itau S.A. (Pref.)..........................................................      100,334
                                                                                                     -----------
                                                                                                         240,864
                                                                                                     -----------
                  OTHER METALS/MINERALS
        5,000     Companhia Vale do Rio Doce S.A. (Debentures)*++..................................      --
        5,740     Companhia Vale do Rio Doce S.A. (Pref.)..........................................      158,651
                                                                                                     -----------
                                                                                                         158,651
                                                                                                     -----------
                  OTHER TELECOMMUNICATIONS
        1,234     Tele Centro Sul Participacoes S.A. (ADR).........................................      111,986
        9,790     Tele Norte Leste Participacoes S.A. (Pref.)......................................      249,645
                                                                                                     -----------
                                                                                                         361,631
                                                                                                     -----------
                  PAPER
    1,110,000     Votorantim Celulose Papel S.A. (Pref.)...........................................       50,315
                                                                                                     -----------
                  SPECIALTY STEELS
        3,500     Gerdau S.A. (ADR)................................................................       92,094
                                                                                                     -----------
                  TELECOMMUNICATIONS
        6,792     Embratel Participacoes S.A. (ADR)................................................      185,082
        2,715     Telecomunicacoes Brasileiras S.A. - Telebras (ADR)...............................      348,878
        6,862     Telesp Participacoes S.A. (ADR)..................................................      167,690
                                                                                                     -----------
                                                                                                         701,650
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

  NUMBER OF
   SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  TOBACCO
        7,600     Souza Cruz S.A...................................................................  $    56,128
                                                                                                     -----------
                  TOTAL BRAZIL.....................................................................    2,516,762
                                                                                                     -----------
                  CAYMAN ISLANDS (0.9%)
                  MUTUAL FUNDS
        8,093     Formosa Growth Fund Ltd.*........................................................      207,343
                                                                                                     -----------

                  CHILE (2.2%)
                  AGRICULTURAL CHEMICALS
        1,020     Sociedad Quimica y Minera de Chile S.A. (ADR)....................................       32,194
                                                                                                     -----------
                  ALCOHOLIC BEVERAGES
        2,760     Compania Cervecerias Unidas S.A. (ADR)...........................................       88,492
        3,620     Vina Concha Y Toro (ADR).........................................................      136,655
                                                                                                     -----------
                                                                                                         225,147
                                                                                                     -----------
                  FOOD CHAINS
        3,850     Distribucion Y Servicio D&S S.A. (ADR)...........................................       74,594
                                                                                                     -----------
                  INTERNATIONAL BANKS
        3,130     Banco Santander Chile (ADR)......................................................       47,732
                                                                                                     -----------
                  NON - U.S. UTILITIES
        2,270     Chilectra S.A. (ADR) - 144A......................................................       45,258
                                                                                                     -----------
                  OTHER PHARMACEUTICALS
        1,560     Laboratorio Chile S.A. (ADR).....................................................       28,080
                                                                                                     -----------
                  TELECOMMUNICATIONS
        2,738     Cia de Telecommunicaciones de Chile S.A. (ADR)...................................       49,969
                                                                                                     -----------

                  TOTAL CHILE......................................................................      502,974
                                                                                                     -----------

                  CHINA (0.9%)
                  ELECTRIC UTILITIES
      438,000     Huaneng Power International, Inc. (Class H)......................................      104,232
                                                                                                     -----------
  NUMBER OF
   SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  TEXTILES
      368,000     Yizheng Chemical Fibre Co., Ltd. (Class H).......................................  $   102,959
                                                                                                     -----------

                  TOTAL CHINA......................................................................      207,191
                                                                                                     -----------

                  GREECE (5.1%)
                  BUILDING MATERIALS
        1,380     Titan Cement Co. S.A.............................................................       81,583
                                                                                                     -----------
                  CELLULAR TELEPHONE
        4,440     Panafon Hellenic Telecom S.A.....................................................       59,788
                                                                                                     -----------
                  INTERNATIONAL BANKS
        4,010     Alpha Credit Bank................................................................      314,946
        2,740     National Bank of Greece S.A......................................................      202,011
                                                                                                     -----------
                                                                                                         516,957
                                                                                                     -----------
                  OIL & GAS PRODUCTION
        7,200     Hellenic Petroleum S.A...........................................................      117,901
                                                                                                     -----------
                  TELECOMMUNICATION EQUIPMENT
        3,080     Intracom S.A.....................................................................      141,079
                                                                                                     -----------
                  TELECOMMUNICATIONS
       10,282     Hellenic Telecommunication Organization S.A......................................      244,176
                                                                                                     -----------

                  TOTAL GREECE.....................................................................    1,161,484
                                                                                                     -----------

                  HONG KONG (2.5%)
                  ELECTRONIC DATA PROCESSING
      192,000     Legend Holdings Ltd..............................................................      475,431
                                                                                                     -----------
                  MARINE TRANSPORTATION
      112,500     Cosco Pacific Ltd................................................................       93,340
                                                                                                     -----------

                  TOTAL HONG KONG..................................................................      568,771
                                                                                                     -----------

                  HUNGARY (2.0%)
                  INTEGRATED OIL COMPANIES
        3,500     MOL Magyar Olaj-es Gazipari RT (GDR) - 144A**....................................       73,500
                                                                                                     -----------
                  INTERNATIONAL BANKS
        2,400     OTP Bank RT......................................................................      140,350
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

  NUMBER OF
   SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  OTHER TELECOMMUNICATIONS
       17,250     Magyar Tavkozlesi RT.............................................................  $   120,725
        3,700     Magyar Tavkozlesi RT (ADR).......................................................      133,200
                                                                                                     -----------
                                                                                                         253,925
                                                                                                     -----------

                  TOTAL HUNGARY....................................................................      467,775
                                                                                                     -----------

                  INDIA (6.1%)
                  E.D.P. SERVICES
        3,250     Infosys Technologies Ltd. (ADR)..................................................    1,046,500
                                                                                                     -----------
                  OTHER TELECOMMUNICATIONS
       12,100     Videsh Sanchar Nigam Ltd. (GDR)..................................................      300,080
                                                                                                     -----------
                  TEXTILES
        4,084     Reliance Industries Ltd. (GDR)...................................................       59,218
                                                                                                     -----------
                  TOTAL INDIA......................................................................    1,405,798
                                                                                                     -----------
                  ISRAEL (3.3%)
                  FOOD CHAINS
        3,215     Blue Square Chain Investments & Properties Ltd...................................       48,293
                                                                                                     -----------
                  INTERNATIONAL BANKS
       34,650     Bank Hapoalim Ltd................................................................      107,761
       28,800     Bank Leumi Le-Israel.............................................................       60,496
                                                                                                     -----------
                                                                                                         168,257
                                                                                                     -----------
                  MILITARY/GOV'T/TECHNICAL
        7,735     Elbit Systems Ltd................................................................      120,836
                                                                                                     -----------
                  OTHER PHARMACEUTICALS
        2,030     Teva Pharmaceutical Industries Ltd. (ADR)........................................      145,145
                                                                                                     -----------
                  TELECOMMUNICATION EQUIPMENT
        3,900     ECI Telecom Ltd. (ADR)...........................................................      123,337
        1,530     NICE-Systems Ltd. (ADR)*.........................................................       75,257
                                                                                                     -----------
                                                                                                         198,594
                                                                                                     -----------
                  TELECOMMUNICATIONS
       14,200     Bezeq Israeli Telecommunication Corp., Ltd.*.....................................       70,645
                                                                                                     -----------
                  TOTAL ISRAEL.....................................................................      751,770
                                                                                                     -----------
  NUMBER OF
   SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------

                  MEXICO (12.2%)
                  ALCOHOLIC BEVERAGES
       55,400     Grupo Modelo S.A. de C.V. (Series C).............................................  $   151,781
                                                                                                     -----------
                  BEVERAGES - NON-ALCOHOLIC
        2,420     Coca-Cola Femsa S.A. de C.V. (ADR)...............................................       42,501
        4,595     Fomento Economico Mexicano, S.A. de C.V. (ADR)...................................      204,477
                                                                                                     -----------
                                                                                                         246,978
                                                                                                     -----------
                  BROADCASTING
        5,790     Grupo Televisa S.A. de C.V. (GDR)*...............................................      395,168
                                                                                                     -----------
                  BUILDING MATERIALS
       10,100     Apasco S.A. de C.V...............................................................       62,792
        6,500     Cemex S.A. de C.V. (ADR)*........................................................      181,188
                                                                                                     -----------
                                                                                                         243,980
                                                                                                     -----------
                  DIVERSIFIED MANUFACTURING
       12,500     ALFA S.A. (Class A)..............................................................       58,614
                                                                                                     -----------
                  MULTI-SECTOR COMPANIES
       34,000     DESC S.A. de C.V. (Series B).....................................................       27,945
                                                                                                     -----------
                  OTHER METALS/MINERALS
       10,600     Grupo Mexico S.A. (Series B).....................................................       52,442
                                                                                                     -----------
                  OTHER SPECIALTY STORES
      158,500     Cifra S.A. de C.V. (Series C)....................................................      301,300
       28,800     Organizacion Soriana S.A. de C.V. (Series B).....................................      132,013
                                                                                                     -----------
                                                                                                         433,313
                                                                                                     -----------
                  PACKAGE GOODS/COSMETICS
       37,300     Kimberly-Clark de Mexico S.A. de C.V. (A Shares).................................      145,427
                                                                                                     -----------
                  SPECIALTY FOODS/CANDY
       59,709     Grupo Industrial Bimbo S.A. de C.V. (Series A)*..................................      133,071
                                                                                                     -----------
                  TELECOMMUNICATIONS
        7,630     Telefonos de Mexico S.A. de C.V. (Series L) (ADR)................................      858,375
                                                                                                     -----------
                  TEXTILES
        9,000     Grupo Carso S.A. de C.V. (Series A1).............................................       44,763
                                                                                                     -----------

                  TOTAL MEXICO.....................................................................    2,791,857
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

  NUMBER OF
   SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  PERU (0.7%)
                  BUILDING MATERIALS
       25,472     Cementos Lima, S.A...............................................................  $    29,028
                                                                                                     -----------
                  INTERNATIONAL BANKS
        2,600     Credicorp Ltd. (ADR).............................................................       31,200
                                                                                                     -----------
                  OTHER TELECOMMUNICATIONS
        3,700     Telefonica del Peru S.A. (ADR)...................................................       49,487
                                                                                                     -----------
                  PRECIOUS METALS
        2,750     Compania de Minas Buenaventura S.A. (ADR)........................................       44,172
                                                                                                     -----------
                  TOTAL PERU.......................................................................      153,887
                                                                                                     -----------

                  PHILIPPINES (1.4%)
                  ALCOHOLIC BEVERAGES
       32,340     San Miguel Corp. (Class B).......................................................       45,628
                                                                                                     -----------
                  INTERNATIONAL BANKS
       12,738     Metropolitan Bank & Trust Co.....................................................       91,436
                                                                                                     -----------
                  NON - U.S. UTILITIES
        8,400     Manila Electric Co. (B Shares)...................................................       23,911
                                                                                                     -----------
                  REAL ESTATE
      306,100     SM Prime Holdings Inc............................................................       57,583
                                                                                                     -----------
                  TELECOMMUNICATIONS
        3,820     Philippine Long Distance Telephone Co............................................       96,919
                                                                                                     -----------
                  TOTAL PHILIPPINES................................................................      315,477
                                                                                                     -----------
                  POLAND (1.9%)
                  INTERNATIONAL BANKS
        2,000     Bank Slaski S.A..................................................................      135,749
        1,538     BRE Bank S.A.....................................................................       48,666
                                                                                                     -----------
                                                                                                         184,415
                                                                                                     -----------
                  TELECOMMUNICATIONS
       15,300     Telekomunikacja Polska S.A. (GDR)* **............................................       97,537
                                                                                                     -----------
                  WHOLESALE DISTRIBUTORS
       15,900     Elektrim Spolka Akcyjna S.A......................................................      157,464
                                                                                                     -----------
                  TOTAL POLAND.....................................................................      439,416
                                                                                                     -----------
  NUMBER OF
   SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------

                  SOUTH AFRICA (11.6%)
                  ALCOHOLIC BEVERAGES
       17,992     South African Breweries Ltd......................................................  $   183,064
                                                                                                     -----------
                  CLOTHING/SHOE/ACCESSORY STORES
          522     Edgars Consolidated Stores Ltd...................................................        6,669
                                                                                                     -----------
                  DIVERSIFIED FINANCIAL SERVICES
      187,000     Sanlam Ltd.*.....................................................................      261,390
                                                                                                     -----------
                  INTERNATIONAL BANKS
       13,880     Nedcor Investment Bank Holdings..................................................        8,685
       14,038     Nedcor Ltd.*.....................................................................      312,589
                                                                                                     -----------
                                                                                                         321,274
                                                                                                     -----------
                  LIFE INSURANCE
       20,360     Liberty Life Association of Africa Ltd...........................................      234,955
                                                                                                     -----------
                  MULTI-SECTOR COMPANIES
       28,000     Johnnies Industrial Corp., Ltd...................................................      327,672
                                                                                                     -----------
                  OTHER METALS/MINERALS
       11,400     De Beers Consolidated Mines Ltd. (Units) =/=.....................................      331,670
                                                                                                     -----------
                  PRECIOUS METALS
        9,045     Anglo American Platinum Corporation Ltd..........................................      274,915
        7,410     Anglo American PLC...............................................................      478,142
        3,116     Anglogold Ltd....................................................................      160,345
                                                                                                     -----------
                                                                                                         913,402
                                                                                                     -----------
                  REAL ESTATE
        8,327     Liberty International PLC........................................................       62,597
                                                                                                     -----------

                  TOTAL SOUTH AFRICA...............................................................    2,642,693
                                                                                                     -----------

                  SOUTH KOREA (15.2%)
                  DIVERSIFIED ELECTRONIC PRODUCTS
        5,388     Samsung Electronics Co. - 144A**.................................................    1,261,627
                                                                                                     -----------
                  ELECTRIC UTILITIES
        6,500     Korea Electric Power Corp........................................................      201,409
                                                                                                     -----------
                  INTERNATIONAL BANKS
        3,422     Kookmin Bank.....................................................................       53,619
                                                                                                     -----------
                  SPECIALTY CHEMICALS
        7,001     L.G. Chemical Ltd................................................................      221,246
                                                                                                     -----------
                  SPECIALTY FOODS/CANDY
          600     Cheil Jedang Corp................................................................       69,190
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

  NUMBER OF
   SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  STEEL/IRON ORE
        5,610     Pohang Iron & Steel Co., Ltd.....................................................  $   654,335
                                                                                                     -----------
                  TELECOMMUNICATIONS
        4,800     Korea Telecom Corp...............................................................      756,338
        3,570     Korea Telecom Corp. (ADR)........................................................      266,858
                                                                                                     -----------
                                                                                                       1,023,196
                                                                                                     -----------
                  TOTAL SOUTH KOREA................................................................    3,484,622
                                                                                                     -----------

                  TAIWAN (12.3%)
                  COMPUTER/VIDEO CHAINS
        1,200     Synnex Technology International Corp. (GDR)......................................       31,560
                                                                                                     -----------
                  DIVERSIFIED COMMERCIAL SERVICES
        9,296     ASE Test Ltd. (ADR)*.............................................................      219,618
                                                                                                     -----------
                  ELECTRONIC DATA PROCESSING
       30,287     Acer Inc. (GDR)..................................................................      431,590
       33,272     Asustek Computer Inc. (GDR)......................................................      463,312
          143     Asustek Computer Inc. (GDR) - 144A**.............................................        1,986
                                                                                                     -----------
                                                                                                         896,888
                                                                                                     -----------
                  ELECTRONIC PRODUCTION EQUIPMENT
       15,830     Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)*..............................      712,350
                                                                                                     -----------
                  SEMICONDUCTORS
       15,350     Winbond Electronics Corp. (GDR)*.................................................      354,969
       15,122     Winbond Electronics Corp. (GDR) - 144A**.........................................      349,696
                                                                                                     -----------
                                                                                                         704,665
                                                                                                     -----------
                  STEEL/IRON ORE
       17,238     China Steel Corp. (GDR)..........................................................      258,139
                                                                                                     -----------

                  TOTAL TAIWAN.....................................................................    2,823,220
                                                                                                     -----------

                  THAILAND (0.7%)
                  INTERNATIONAL BANKS
       64,700     Bangkok Bank PCL*................................................................      163,471
                                                                                                     -----------

                  TURKEY (7.5%)
                  BUILDING MATERIALS
    7,141,600     Akcansa Cimento A.S..............................................................      161,203
                                                                                                     -----------
                  CONSUMER ELECTRONICS/APPLIANCES
    4,320,000     Arcelik A.S......................................................................      282,587
                                                                                                     -----------
  NUMBER OF
   SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  FOOD CHAINS
      461,100     Migros Turk T.A.S................................................................  $   297,374
                                                                                                     -----------
                  INTERNATIONAL BANKS
    8,501,000     Akbank T.A.S.....................................................................      250,628
    8,276,400     Turkiye Is Bankasi (C Shares)....................................................      396,511
   10,400,000     Yapi ve Kredi Bankasi A.S........................................................      320,988
                                                                                                     -----------
                                                                                                         968,127
                                                                                                     -----------

                  TOTAL TURKEY.....................................................................    1,709,291
                                                                                                     -----------

                  VIETNAM (0.0%)
                  MUTUAL FUNDS
        1,800     Lazard Vietnam Fund Ltd.*........................................................      --
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $13,996,921) (a)..........................................................  100.0%    22,887,676

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.0          1,141
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 22,888,817
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
=/= Consists of one or more classes of securities traded together as a unit; stocks or bonds with attached warrants.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $9,238,747 and the aggregate gross unrealized depreciation is $347,992, resulting in net unrealized appreciation of $8,890,755.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1999:

CONTRACTS TO  IN EXCHANGE   DELIVERY   UNREALIZED
  DELIVER         FOR         DATE    DEPRECIATION
---------------------------------------------------
 MXN 95,542     $10,062     01/04/00      $ (5)

CURRENCY ABBREVIATION:
MXN  Mexican Peso.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
SUMMARY OF INVESTMENTS DECEMBER 31, 1999

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Agricultural Chemicals.............................................................  $    32,194      0.1%
Alcoholic Beverages................................................................      707,330      3.1
Beverages - Non-Alcoholic..........................................................      246,979      1.1
Broadcasting.......................................................................      395,167      1.7
Building Materials.................................................................      515,794      2.3
Cable Television...................................................................       81,075      0.4
Cellular Telephone.................................................................      204,113      0.9
Clothing/Shoe/Accessory Stores.....................................................        6,669      0.0
Computer/Video Chains..............................................................       31,560      0.1
Consumer Electronics/Appliances....................................................      282,587      1.2
Diversified Commercial Services....................................................      219,618      1.0
Diversified Electronic Products....................................................    1,261,627      5.5
Diversified Financial Services.....................................................      318,592      1.4
Diversified Manufacturing..........................................................       58,614      0.3
E.D.P. Services....................................................................    1,046,500      4.6
Electric Utilities.................................................................      426,596      1.9
Electronic Data Processing.........................................................    1,372,319      6.0
Electronic Production Equipment....................................................      712,350      3.1
Food Chains........................................................................      420,261      1.8
Integrated Oil Companies...........................................................      480,863      2.1
International Banks................................................................    3,079,418     13.4
Life Insurance.....................................................................      234,955      1.0
Marine Transportation..............................................................       93,340      0.4
Military/Gov't/Technical...........................................................      120,836      0.5
Multi-Sector Companies.............................................................      355,617      1.6
Mutual Funds.......................................................................      207,343      0.9
                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Non - U.S. Utilities...............................................................  $    69,169      0.3%
Oil & Gas Production...............................................................      232,142      1.0
Other Metals/Minerals..............................................................      542,763      2.4
Other Pharmaceuticals..............................................................      173,225      0.8
Other Specialty Stores.............................................................      433,313      1.9
Other Telecommunications...........................................................      965,123      4.2
Package Goods/Cosmetics............................................................      145,427      0.6
Paper..............................................................................       50,315      0.2
Precious Metals....................................................................      957,575      4.2
Real Estate........................................................................      120,180      0.5
Semiconductors.....................................................................      704,665      3.1
Specialty Chemicals................................................................      221,246      1.0
Specialty Foods/Candy..............................................................      202,261      0.9
Specialty Steels...................................................................       92,094      0.4
Steel/Iron Ore.....................................................................      982,476      4.3
Telecommunication Equipment........................................................      339,673      1.5
Telecommunications.................................................................    3,323,181     14.5
Textiles...........................................................................      206,939      0.9
Tobacco............................................................................       56,128      0.2
Wholesale Distributors.............................................................      157,464      0.7
                                                                                     -----------    -----
                                                                                     $$22,887,676   100.0%
                                                                                     -----------    -----
                                                                                     -----------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                      VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks......................................................................  $21,703,377     94.8%
Preferred Stocks...................................................................    1,179,829      5.2
Rights.............................................................................        4,470      0.0
                                                                                     -----------    -----
                                                                                     $22,887,676    100.0%
                                                                                     -----------    -----
                                                                                     -----------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been intentionally left blank.)

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                              NORTH
                                            AMERICAN
                              MONEY        GOVERNMENT     DIVERSIFIED      BALANCED
                              MARKET       SECURITIES       INCOME          GROWTH        UTILITIES
-----------------------------------------------------------------------------------------------------
ASSETS:
Investments in
  securities, at
  value*.................  $135,981,624    $9,353,200     $84,644,181    $127,739,033    $164,949,217
Cash.....................         5,981        27,500         115,630**        71,637         --
Receivable for:
    Investments sold.....       --             --             --              --              --
    Shares of beneficial
      interest sold......        52,135        --              47,078          90,957         238,316
    Dividends............       --             --             --               96,998         163,909
    Interest.............       254,707        61,522       1,571,455         398,571         130,528
    Foreign withholding
      taxes reclaimed....       --             --             --              --               10,050
Unrealized appreciation
  on open forward foreign
  currency contracts.....       --             --                 933         --              --
Prepaid expenses and
  other assets...........         1,834           850           2,831           6,447          10,021
                           ------------    ----------     -----------    ------------    ------------
     TOTAL ASSETS........   136,296,281     9,443,072      86,382,108     128,403,643     165,502,041
                           ------------    ----------     -----------    ------------    ------------
LIABILITIES:
Payable for:
    Investments
      purchased..........       --             --             --              --              --
    Shares of beneficial
      interest
      repurchased........       542,556         1,695         --                9,817          31,408
    Investment management
      fees...............        57,101         5,244          29,367          64,181          85,373
Payable to bank..........       --             --             --              --              --
Unrealized depreciation
  on open forward foreign
  currency contracts.....       --             --              57,157         --              --
Accrued expenses and
  other payables.........        21,384        15,491          25,166          30,419          16,846
                           ------------    ----------     -----------    ------------    ------------
     TOTAL LIABILITIES...       621,041        22,430         111,690         104,417         133,627
                           ------------    ----------     -----------    ------------    ------------
NET ASSETS:
Paid-in-capital..........   135,675,221     9,493,284      97,683,138     124,019,174      98,586,970
Accumulated undistributed
  net investment income
  (loss).................            19        49,165        (197,032)        328,440         156,036
Accumulated undistributed
  net realized gain
  (loss).................       --            (19,646)     (1,372,526)        (62,838)     10,447,043
Net unrealized
  appreciation
  (depreciation).........       --           (102,161)     (9,843,162)      4,014,450      56,178,365
                           ------------    ----------     -----------    ------------    ------------
     NET ASSETS..........  $135,675,240    $9,420,642     $86,270,418    $128,299,226    $165,368,414
                           ============    ==========     ===========    ============    ============
     *IDENTIFIED COST....  $135,981,624    $9,455,361     $94,419,150    $123,724,583    $108,770,852
                           ============    ==========     ===========    ============    ============
     SHARES OF BENEFICIAL
     INTEREST
     OUTSTANDING.........   135,675,221       938,953       9,627,702       8,772,505       6,299,489
                           ============    ==========     ===========    ============    ============
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED
SHARES OF $.01 PAR
VALUE)...................         $1.00        $10.03           $8.96          $14.63          $26.25
                           ============    ==========     ===========    ============    ============

------------------

**   Including $89,171 in foreign currency.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


                      DIVIDEND    VALUE-ADDED                  AMERICAN       MID-CAP       GLOBAL      DEVELOPING    EMERGING
                       GROWTH        MARKET       GROWTH     OPPORTUNITIES    EQUITY        EQUITY        GROWTH       MARKETS
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in
  securities, at
  value*........    $742,151,340  $189,389,273  $96,638,092  $767,422,372   $84,133,440  $173,597,105  $160,645,592  $22,887,676
Cash............         --             40,436      --             87,250       --             34,967       --           --
Receivable for:
    Investments
      sold......         --            --           --            998,594       676,477           936       --            84,037
    Shares of
      beneficial
      interest
      sold......         292,930       152,073      158,676       653,157       179,319       111,209       113,589      --
    Dividends...       1,175,640       258,646       36,339       118,303         5,953       100,748        31,715       48,529
    Interest....         --            --               141       --            --            --            --             3,635
    Foreign
     withholding
      taxes
    reclaimed...           2,399       --           --             30,121       --             97,517       --           --
Unrealized
  appreciation
  on open
  forward
  foreign
  currency
  contracts.....         --            --           --            --            --            --            --           --
Prepaid expenses
  and other
  assets........          25,839         7,978        3,325        18,415        36,695        10,770         6,060        1,288
                    ------------  ------------  -----------  ------------   -----------  ------------  ------------  -----------
     TOTAL
     ASSETS.....     743,648,148   189,848,406   96,836,573   769,328,212    85,031,884   173,953,252   160,796,956   23,025,165
                    ------------  ------------  -----------  ------------   -----------  ------------  ------------  -----------
LIABILITIES:
Payable for:
    Investments
    purchased...         --            --           --            --            --            --             80,397      --
    Shares of
      beneficial
      interest
  repurchased...         415,691        14,307       45,846        77,176         6,214        26,971        29,974       42,809
    Investment
      management
      fees......         364,439        78,013       61,542       367,483        46,713       139,924        61,136       22,785
Payable to
  bank..........         --            --           --            --            --            --            --            47,774
Unrealized
  depreciation
  on open
  forward
  foreign
  currency
  contracts.....         --            --           --            --            --            --            --           --
Accrued expenses
  and other
  payables......          56,522        48,058       30,288       133,004        30,433        43,351        30,406       22,980
                    ------------  ------------  -----------  ------------   -----------  ------------  ------------  -----------
     TOTAL
  LIABILITIES...         836,652       140,378      137,676       577,663        83,360       210,246       201,913      136,348
                    ------------  ------------  -----------  ------------   -----------  ------------  ------------  -----------
NET ASSETS:
Paid-in-capital...   655,208,436   133,632,128   65,650,194   456,210,925    49,995,867   109,590,259    67,200,481   18,403,601
Accumulated
  undistributed
  net investment
  income
  (loss)........       1,046,212       199,606      --            --            --             (8,590)        3,982      (38,786)
Accumulated
  undistributed
  net realized
  gain (loss)...     125,001,612    16,252,264    6,980,070    67,341,429     9,771,604    11,727,148    30,438,554   (4,367,396)
Net unrealized
  appreciation
  (depreciation)...  (38,444,764)   39,624,030   24,068,633   245,198,195    25,181,053    52,434,189    62,952,026    8,891,398
                    ------------  ------------  -----------  ------------   -----------  ------------  ------------  -----------
     NET
     ASSETS.....    $742,811,496  $189,708,028  $96,698,897  $768,750,549   $84,948,524  $173,743,006  $160,595,043  $22,888,817
                    ============  ============  ===========  ============   ===========  ============  ============  ===========
     *IDENTIFIED
     COST.......    $780,596,104  $149,765,243  $72,569,459  $520,662,397   $58,952,387  $121,168,382  $ 97,693,566  $13,996,921
                    ============  ============  ===========  ============   ===========  ============  ============  ===========
     SHARES OF
     BENEFICIAL
     INTEREST
  OUTSTANDING...      37,296,682     9,234,638    4,156,217    23,578,121     3,748,826     8,853,044     4,010,824    1,579,239
                    ============  ============  ===========  ============   ===========  ============  ============  ===========
NET ASSET VALUE
PER SHARE
(UNLIMITED
AUTHORIZED
SHARES OF $.01
PAR VALUE)......          $19.92        $20.54       $23.27        $32.60        $22.66        $19.63        $40.04       $14.49
                    ============  ============  ===========  ============   ===========  ============  ============  ===========

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                           NORTH
                                         AMERICAN
                             MONEY      GOVERNMENT    DIVERSIFIED   BALANCED
                             MARKET     SECURITIES      INCOME       GROWTH      UTILITIES
-------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):

INCOME
Interest.................  $6,740,393    $ 534,298    $ 7,978,491  $ 2,792,665  $   565,826
Dividends................      --          --             --         1,809,801    2,084,761*
                           ----------    ---------    -----------  -----------  -----------
     TOTAL INCOME........   6,740,393      534,298      7,978,491    4,602,466    2,650,587
                           ----------    ---------    -----------  -----------  -----------
EXPENSES
Investment management
  fee....................     646,809       61,901        363,139      738,566      739,430
Professional fees........      22,155       18,175         20,979       12,910       24,224
Custodian fees...........      10,487        9,594         30,355       15,224       11,798
Shareholder reports and
  notices................       9,536        1,432         10,238       11,001       18,295
Trustees' fees and
  expenses...............      --          --                 523          721          636
Transfer agent fees and
  expenses...............         500          500            500          500          500
Organizational
  expenses...............       1,374        1,374          1,374        1,374        1,374
Other....................       1,895        2,792         10,182        4,383        2,406
                           ----------    ---------    -----------  -----------  -----------
     TOTAL EXPENSES......     692,756       95,768        437,290      784,679      798,663

Less: amounts
  reimbursed/waived......      --          --             --           --           --
                           ----------    ---------    -----------  -----------  -----------
     NET EXPENSES........     692,756       95,768        437,290      784,679      798,663
                           ----------    ---------    -----------  -----------  -----------
     NET INVESTMENT
     INCOME (LOSS).......   6,047,637      438,530      7,541,201    3,817,787    1,851,924
                           ----------    ---------    -----------  -----------  -----------
NET REALIZED AND
UNREALIZED GAIN (LOSS):
Net realized gain (loss)
  on:
    Investments..........         454       (1,587)    (2,316,553)   1,175,402   10,576,744
    Futures contracts....      --          --             --           --           --
    Foreign exchange
      transactions.......      --          --              46,227      --           --
                           ----------    ---------    -----------  -----------  -----------
     NET GAIN (LOSS).....         454       (1,587)    (2,270,326)   1,175,402   10,576,744
                           ----------    ---------    -----------  -----------  -----------
Net change in unrealized
appreciation/depreciation
  on:
    Investments..........      --         (117,223)    (6,915,682)  (1,416,501)  33,678,427
    Future contracts.....      --          --             --           --           --
    Translation of
      forward foreign
      currency contracts,
      other assets and
      liabilities
      denominated in
      foreign
      currencies.........      --          --             (70,223)     --           --
                           ----------    ---------    -----------  -----------  -----------
     NET APPRECIATION
     (DEPRECIATION)......      --         (117,223)    (6,985,905)  (1,416,501)  33,678,427
                           ----------    ---------    -----------  -----------  -----------
     NET GAIN (LOSS).....         454     (118,810)    (9,256,231)    (241,099)  44,255,171
                           ----------    ---------    -----------  -----------  -----------
NET INCREASE
(DECREASE)...............  $6,048,091    $ 319,720    $(1,715,030) $ 3,576,688  $46,107,095
                           ==========    =========    ===========  ===========  ===========

------------------

 *   Net of foreign withholding tax of $22,617, $100,506, $12,543, $40, $50,993,
     $132,075, $200 and $27,455, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999


                      DIVIDEND     VALUE-ADDED                 AMERICAN       MID-CAP      GLOBAL     DEVELOPING    EMERGING
                       GROWTH        MARKET       GROWTH     OPPORTUNITIES    EQUITY       EQUITY       GROWTH       MARKETS
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT
INCOME (LOSS):

INCOME
Interest........    $     778,588  $   105,003  $   155,716  $  2,014,507   $   128,006  $   365,445  $   426,799  $    27,353
Dividends.......       18,462,601*   2,927,153*     369,197*    2,737,979*       85,430    1,608,207*     187,437*     276,394*
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
     TOTAL
     INCOME.....       19,241,189    3,032,156      524,913     4,752,486       213,436    1,973,652      614,236      303,747
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
EXPENSES
Investment
  management
  fee...........        4,543,040      913,168      527,496     3,136,439       281,211    1,362,346      483,503      209,834
Professional
  fees..........           25,062       22,659       20,938        25,590        22,398       26,283       22,092       32,002
Custodian
  fees..........           49,693       19,057       32,404        90,034        20,917       61,473       34,201       52,031
Shareholder
  reports and
  notices.......           59,492       18,605       12,090        41,092        19,808        8,747       15,519        5,905
Trustees' fees
  and
  expenses......            4,256        1,022          182         2,683       --               641          467      --
Transfer agent
  fees and
  expenses......              500          500          500           500           500          500          500          500
Organizational
  expenses......            1,374        1,374        1,374         1,374       --             1,374        1,374        1,374
Other...........            8,142       36,886        1,674         6,381           693       15,952        1,682        7,671
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
     TOTAL
     EXPENSES...        4,691,559    1,013,271      596,658     3,304,093       345,527    1,477,316      559,338      309,317

Less: amounts
reimbursed/waived...      --           --           --            --           (271,774)     --           --           --
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
     NET
     EXPENSES...        4,691,559    1,013,271      596,658     3,304,093        73,753    1,477,316      559,338      309,317
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
     NET
     INVESTMENT
     INCOME
     (LOSS).....       14,549,630    2,018,885      (71,745)    1,448,393       139,683      496,336       54,898       (5,570)
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
NET REALIZED AND
UNREALIZED GAIN
(LOSS):
Net realized
  gain (loss)
  on:
  Investments...      129,094,274   16,263,318    8,668,664    80,409,969    12,556,428   16,222,505   31,720,580      908,948
    Futures
    contracts...         --            --           --         (6,364,911)      --           --           --           --
    Foreign
      exchange
 transactions...         --            --           --             (2,549)      --           (56,653)     --           (75,719)
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
     NET GAIN
     (LOSS).....      129,094,274   16,263,318    8,668,664    74,042,509    12,556,428   16,165,852   31,720,580      833,229
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
Net change in
  unrealized
  appreciation/depreciation
  on:
  Investments...     (142,695,765)   2,356,309   15,446,798   181,507,210    20,188,222   26,405,023   42,343,872    9,794,674
    Future
    contracts...         --            --           --         (1,560,742)      --           --           --           --
    Translation
      of forward
      foreign
      currency
      contracts,
      other
      assets and
     liabilities
     denominated
      in foreign
   currencies...         --            --           --             (1,588)      --              (851)     --             1,106
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
     NET
    APPRECIATION
     (DEPRECIATION)...  (142,695,765)   2,356,309  15,446,798  179,944,880   20,188,222   26,404,172   42,343,872    9,795,780
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
     NET GAIN
     (LOSS).....      (13,601,491)  18,619,627   24,115,462   253,987,389    32,744,650   42,570,024   74,064,452   10,629,009
                    -------------  -----------  -----------  ------------   -----------  -----------  -----------  -----------
NET INCREASE
(DECREASE)......    $     948,139  $20,638,512  $24,043,717  $255,435,782   $32,884,333  $43,066,360  $74,119,350  $10,623,439
                    =============  ===========  ===========  ============   ===========  ===========  ===========  ===========

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            NORTH AMERICAN
                                       MONEY MARKET                     GOVERNMENT SECURITIES
                           ------------------------------------  ------------------------------------
                             FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                 ENDED              ENDED              ENDED              ENDED
                           DECEMBER 31, 1999  DECEMBER 31, 1998  DECEMBER 31, 1999  DECEMBER 31, 1998
---------------------------------------------------------------  ------------------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment income....    $   6,047,637      $   4,946,059       $   438,530        $   285,399
Net realized gain
  (loss).................              454                 96            (1,587)             1,246
Net change in unrealized
  appreciation/
  depreciation...........        --                 --                 (117,223)           (24,395)
                             -------------      -------------       -----------        -----------
     NET INCREASE
     (DECREASE)..........        6,048,091          4,946,155           319,720            262,250
                             -------------      -------------       -----------        -----------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....       (6,047,731)        (4,946,009)         (429,137)          (270,457)
Net realized gain........             (454)               (96)         --                 --
Paid-in-
  capital................        --                 --                 --                 --
                             -------------      -------------       -----------        -----------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS.......       (6,048,185)        (4,946,105)         (429,137)          (270,457)
                             -------------      -------------       -----------        -----------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................      144,516,778        160,543,866         3,768,903          5,217,638
Reinvestment of dividends
  and distributions......        6,048,185          4,946,105           429,137            270,457
Cost of shares
  repurchased............     (135,074,457)      (129,350,587)       (3,057,203)        (2,182,113)
                             -------------      -------------       -----------        -----------
     NET INCREASE........       15,490,506         36,139,384         1,140,837          3,305,982
                             -------------      -------------       -----------        -----------
     TOTAL INCREASE
     (DECREASE)..........       15,490,412         36,139,434         1,031,420          3,297,775
NET ASSETS:
Beginning of period......      120,184,828         84,045,394         8,389,222          5,091,447
                             -------------      -------------       -----------        -----------
     END OF PERIOD.......    $ 135,675,240      $ 120,184,828       $ 9,420,642        $ 8,389,222
                             =============      =============       ===========        ===========
UNDISTRIBUTED NET
INVESTMENT INCOME
(LOSS)...................    $          19      $         113       $    49,165        $    30,818
                             =============      =============       ===========        ===========
SHARES ISSUED AND
REPURCHASED:
Sold.....................      144,516,778        160,543,866           373,179            513,927
Issued in reinvestment of
  dividends and
  distributions..........        6,048,185          4,946,105            42,656             26,678
Repurchased..............     (135,074,457)      (129,350,587)         (303,201)          (214,966)
                             -------------      -------------       -----------        -----------
NET INCREASE.............       15,490,506         36,139,384           112,634            325,639
                             =============      =============       ===========        ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                         DIVERSIFIED INCOME                    BALANCED GROWTH                        UTILITIES
                 ----------------------------------- ----------------------------------- -----------------------------------
                   FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                       ENDED             ENDED             ENDED             ENDED             ENDED             ENDED
                 DECEMBER 31, 1999 DECEMBER 31, 1998 DECEMBER 31, 1999 DECEMBER 31, 1998 DECEMBER 31, 1999 DECEMBER 31, 1998
---------------------------------------------------------------------------------------- -----------------------------------
INCREASE
(DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment
  income
  (loss)........   $  7,541,201      $  6,202,641      $  3,817,787      $  2,564,019      $  1,851,924      $  1,400,655
Net realized
  gain (loss)...     (2,270,326)          108,452         1,175,402        12,637,891        10,576,744           648,615
Net change in
  unrealized
  appreciation/
 depreciation...     (6,985,905)       (3,240,386)       (1,416,501)       (3,521,872)       33,678,427        11,747,508
                   ------------      ------------      ------------      ------------      ------------      ------------
     NET
     INCREASE...     (1,715,030)        3,070,707         3,576,688        11,680,038        46,107,095        13,796,778
                   ------------      ------------      ------------      ------------      ------------      ------------
DIVIDENDS AND
DISTRIBUTIONS
FROM:
Net investment
  income........     (7,407,990)       (5,803,603)       (3,740,026)       (2,431,401)       (1,813,042)       (1,364,710)
Net realized
  gain..........       --                 (99,333)      (13,846,314)       (1,884,145)         (778,316)         (698,541)
Paid-in-
  capital.......       (231,544)         --                --                --                --                --
                   ------------      ------------      ------------      ------------      ------------      ------------
     TOTAL
     DIVIDENDS
     AND
DISTRIBUTIONS...     (7,639,534)       (5,902,936)      (17,586,340)       (4,315,546)       (2,591,358)       (2,063,251)
                   ------------      ------------      ------------      ------------      ------------      ------------
TRANSACTIONS IN
SHARES OF
BENEFICIAL
INTEREST:
Net proceeds
  from sales....     25,140,484        43,957,759        38,151,616        38,742,816        53,847,696        34,192,413
Reinvestment of
  dividends and
distributions...      7,639,534         5,902,936        17,586,340         4,315,546         2,591,358         2,063,251
Cost of shares
  repurchased...    (31,146,173)      (15,324,330)      (21,281,195)      (13,894,173)      (20,269,562)      (13,071,951)
                   ------------      ------------      ------------      ------------      ------------      ------------
     NET
     INCREASE...      1,633,845        34,536,365        34,456,761        29,164,189        36,169,492        23,183,713
                   ------------      ------------      ------------      ------------      ------------      ------------
     TOTAL
     INCREASE...     (7,720,719)       31,704,136        20,447,109        36,528,681        79,685,229        34,917,240
NET ASSETS:
Beginning of
  period........     93,991,137        62,287,001       107,852,117        71,323,436        85,683,185        50,765,945
                   ------------      ------------      ------------      ------------      ------------      ------------
     END OF
     PERIOD.....   $ 86,270,418      $ 93,991,137      $128,299,226      $107,852,117      $165,368,414      $ 85,683,185
                   ============      ============      ============      ============      ============      ============
UNDISTRIBUTED
NET INVESTMENT
INCOME (LOSS)...   $   (197,032)     $    740,817      $    328,440      $    250,069      $    156,036      $    117,223
                   ============      ============      ============      ============      ============      ============
SHARES ISSUED
AND REPURCHASED:
Sold............      2,660,408         4,342,229         3,333,509         2,464,618         2,571,246         2,031,983
Issued in
  reinvestment
  of dividends
  and
distributions...        813,366           583,849           241,749           273,422           126,805           122,896
Repurchased.....     (3,307,173)       (1,515,732)       (1,387,082)         (898,886)         (978,171)         (781,200)
                   ------------      ------------      ------------      ------------      ------------      ------------
NET INCREASE....        166,601         3,410,346         2,188,176         1,839,154         1,719,880         1,373,679
                   ============      ============      ============      ============      ============      ============

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                    DIVIDEND GROWTH                     VALUE-ADDED MARKET
                          -----------------------------------  ------------------------------------
                            FOR THE YEAR      FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                ENDED             ENDED              ENDED              ENDED
                          DECEMBER 31, 1999 DECEMBER 31, 1998  DECEMBER 31, 1999  DECEMBER 31, 1998
-------------------------------------------------------------  ------------------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment income
  (loss).................   $  14,549,630     $ 11,747,567       $  2,018,885       $  1,916,238
Net realized gain
  (loss).................     129,094,274       65,404,292         16,263,318          6,592,408
Net change in unrealized
  appreciation/
  depreciation...........    (142,695,765)      31,880,861          2,356,309          9,340,718
                            -------------     ------------       ------------       ------------
     NET INCREASE........         948,139      109,032,720         20,638,512         17,849,364
                            -------------     ------------       ------------       ------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....     (14,356,475)     (11,679,096)        (2,002,626)        (1,902,826)
Net realized gain........     (68,998,640)     (26,160,355)        (6,492,085)        (2,322,935)
                            -------------     ------------       ------------       ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS.......     (83,355,115)     (37,839,451)        (8,494,711)        (4,225,761)
                            -------------     ------------       ------------       ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................     184,490,155      192,533,628         32,832,745         42,071,121
Reinvestment of dividends
  and distributions......      83,355,115       37,839,451          8,494,711          4,225,761
Cost of shares
  repurchased............    (165,911,876)     (96,700,375)       (38,587,051)       (26,412,836)
                            -------------     ------------       ------------       ------------
     NET INCREASE........     101,933,394      133,672,704          2,740,405         19,884,046
                            -------------     ------------       ------------       ------------
     TOTAL INCREASE......      19,526,418      204,865,973         14,884,206         33,507,649
NET ASSETS:
Beginning of period......     723,285,078      518,419,105        174,823,822        141,316,173
                            -------------     ------------       ------------       ------------
     END OF PERIOD.......   $ 742,811,496     $723,285,078       $189,708,028       $174,823,822
                            =============     ============       ============       ============
UNDISTRIBUTED NET
INVESTMENT INCOME
(LOSS)...................   $   1,046,212     $    853,057       $    199,606       $    183,347
                            =============     ============       ============       ============
SHARES ISSUED AND
REPURCHASED:
Sold.....................       8,484,915        9,213,959          1,641,753          2,296,136
Issued in reinvestment of
  dividends and
  distributions..........       3,815,098        1,805,072            422,129            228,033
Repurchased..............      (7,808,848)      (4,697,895)        (1,941,093)        (1,458,807)
                            -------------     ------------       ------------       ------------
NET INCREASE.............       4,491,165        6,321,136            122,789          1,065,362
                            =============     ============       ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                 GROWTH                      AMERICAN OPPORTUNITIES                  MID-CAP EQUITY
                  ------------------------------------ ----------------------------------- -----------------------------------
                    FOR THE YEAR       FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                        ENDED              ENDED             ENDED             ENDED             ENDED             ENDED
                  DECEMBER 31, 1999  DECEMBER 31, 1998 DECEMBER 31, 1999 DECEMBER 31, 1998 DECEMBER 31, 1999 DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------
INCREASE
(DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment
  income
  (loss)........    $    (71,745)      $      3,871      $  1,448,393      $  1,787,674       $   139,683       $   138,956
Net realized
  gain (loss)...       8,668,664          3,308,989        74,042,509        40,392,380        12,556,428        (2,490,436)
Net change in
  unrealized
  appreciation/
 depreciation...      15,446,798          2,556,804       179,944,880        37,572,830        20,188,222         3,446,115
                    ------------       ------------      ------------      ------------       -----------       -----------
     NET
     INCREASE...      24,043,717          5,869,664       255,435,782        79,752,884        32,884,333         1,094,635
                    ------------       ------------      ------------      ------------       -----------       -----------
DIVIDENDS AND
DISTRIBUTIONS
FROM:
Net investment
  income........          (3,871)          --              (1,445,841)       (1,947,082)         (146,978)         (152,597)
Net realized
  gain..........      (4,876,846)        (1,299,815)      (46,008,369)      (24,723,150)          (27,244)         (224,094)
                    ------------       ------------      ------------      ------------       -----------       -----------
     TOTAL
     DIVIDENDS
     AND
DISTRIBUTIONS...      (4,880,717)        (1,299,815)      (47,454,210)      (26,670,232)         (174,222)         (376,691)
                    ------------       ------------      ------------      ------------       -----------       -----------
TRANSACTIONS IN
SHARES OF
BENEFICIAL
INTEREST:
Net proceeds
  from sales....      33,517,947         17,430,665       223,047,289       112,225,756        32,535,587        14,883,943
Reinvestment of
  dividends and
distributions...       4,880,717          1,299,815        47,454,210        26,670,232           174,222           376,691
Cost of shares
  repurchased...     (14,366,545)       (10,107,664)      (81,365,431)      (50,359,365)       (8,669,033)       (7,016,976)
                    ------------       ------------      ------------      ------------       -----------       -----------
     NET
     INCREASE...      24,032,119          8,622,816       189,136,068        88,536,623        24,040,776         8,243,658
                    ------------       ------------      ------------      ------------       -----------       -----------
     TOTAL
     INCREASE...      43,195,119         13,192,665       397,117,640       141,619,275        56,750,887         8,961,602
NET ASSETS:
Beginning of
  period........      53,503,778         40,311,113       371,632,909       230,013,634        28,197,637        19,236,035
                    ------------       ------------      ------------      ------------       -----------       -----------
     END OF
     PERIOD.....    $ 96,698,897       $ 53,503,778      $768,750,549      $371,632,909       $84,948,524       $28,197,637
                    ============       ============      ============      ============       ===========       ===========
UNDISTRIBUTED
NET INVESTMENT
INCOME (LOSS)...    $   --             $      3,871      $   --            $      7,077       $  --             $     7,295
                    ============       ============      ============      ============       ===========       ===========
SHARES ISSUED
AND REPURCHASED:
Sold............       1,668,923          1,021,903         8,757,084         5,366,406         1,991,794         1,315,016
Issued in
  reinvestment
  of dividends
  and
distributions...         275,120             75,659         2,113,992         1,333,903            13,119            33,289
Repurchased.....        (722,403)          (597,280)       (3,237,660)       (2,436,239)         (633,054)         (658,565)
                    ------------       ------------      ------------      ------------       -----------       -----------
NET INCREASE....       1,221,640            500,282         7,633,416         4,264,070         1,371,859           689,740
                    ============       ============      ============      ============       ===========       ===========

                             GLOBAL EQUITY
                  -----------------------------------
                    FOR THE YEAR      FOR THE YEAR
                        ENDED             ENDED
                  DECEMBER 31, 1999 DECEMBER 31, 1998
----------------  -----------------------------------
INCREASE
(DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment
  income
  (loss)........    $    496,336      $  1,164,734
Net realized
  gain (loss)...      16,165,852        (3,070,604)
Net change in
  unrealized
  appreciation/

 depreciation...      26,404,172        16,931,102
                    ------------      ------------
     NET
     INCREASE...      43,066,360        15,025,232
                    ------------      ------------
DIVIDENDS AND
DISTRIBUTIONS
FROM:
Net investment
  income........        (497,530)       (1,517,727)
Net realized
  gain..........        --                (422,276)
                    ------------      ------------
     TOTAL
     DIVIDENDS
     AND
DISTRIBUTIONS...        (497,530)       (1,940,003)
                    ------------      ------------
TRANSACTIONS IN
SHARES OF
BENEFICIAL
INTEREST:
Net proceeds
  from sales....      29,681,396        38,348,277
Reinvestment of
  dividends and
distributions...         497,530         1,940,003
Cost of shares
  repurchased...     (24,526,962)      (30,080,763)
                    ------------      ------------
     NET
     INCREASE...       5,651,964        10,207,517
                    ------------      ------------
     TOTAL
     INCREASE...      48,220,794        23,292,746
NET ASSETS:
Beginning of
  period........     125,522,212       102,229,466
                    ------------      ------------
     END OF
     PERIOD.....    $173,743,006      $125,522,212
                    ============      ============
UNDISTRIBUTED
NET INVESTMENT
INCOME (LOSS)...    $     (8,590)     $     28,138
                    ============      ============
SHARES ISSUED
AND REPURCHASED:
Sold............       1,823,137         2,738,834
Issued in
  reinvestment
  of dividends
  and
distributions...          31,851           135,036
Repurchased.....      (1,548,072)       (2,210,444)
                    ------------      ------------
NET INCREASE....         306,916           663,426
                    ============      ============

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                   DEVELOPING GROWTH                   EMERGING MARKETS
                          ----------------------------------- -----------------------------------
                            FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                ENDED             ENDED             ENDED             ENDED
                          DECEMBER 31, 1999 DECEMBER 31, 1998 DECEMBER 31, 1999 DECEMBER 31, 1998
------------------------------------------------------------- -----------------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment income
  (loss).................   $     54,898      $    151,770       $    (5,570)     $    126,142
Net realized gain
  (loss).................     31,720,580        (1,185,922)          833,229        (4,347,772)
Net change in unrealized
  appreciation/
  depreciation...........     42,343,872         7,288,857         9,795,780        (2,116,653)
                            ------------      ------------       -----------      ------------
     NET INCREASE
     (DECREASE)..........     74,119,350         6,254,705        10,623,439        (6,338,283)
                            ------------      ------------       -----------      ------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....        (52,628)         (180,742)         --                (146,105)
Net realized gain........       --                (120,681)         --                 (48,814)
Paid-in-capital..........       --                --                 (29,513)          (70,872)
                            ------------      ------------       -----------      ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS.......        (52,628)         (301,423)          (29,513)         (265,791)
                            ------------      ------------       -----------      ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................     27,643,051        16,665,137         4,228,591         3,482,891
Reinvestment of dividends
  and distributions......         52,628           301,423            29,513           265,791
Cost of shares
  repurchased............    (22,792,517)      (23,985,095)       (5,235,518)       (7,686,938)
                            ------------      ------------       -----------      ------------
     NET INCREASE
     (DECREASE)..........      4,903,162        (7,018,535)         (977,414)       (3,938,256)
                            ------------      ------------       -----------      ------------
     TOTAL INCREASE
     (DECREASE)..........     78,969,884        (1,065,253)        9,616,512       (10,542,330)
NET ASSETS:
Beginning of period......     81,625,159        82,690,412        13,272,305        23,814,635
                            ------------      ------------       -----------      ------------
     END OF PERIOD.......   $160,595,043      $ 81,625,159       $22,888,817      $ 13,272,305
                            ============      ============       ===========      ============
UNDISTRIBUTED NET
INVESTMENT INCOME
(LOSS)...................   $      3,982      $      7,110       $   (38,786)     $     (2,344)
                            ============      ============       ===========      ============
SHARES ISSUED AND
REPURCHASED:
Sold.....................      1,021,132           861,579           421,932           368,627
Issued in reinvestment of
  dividends and
  distributions..........          2,217            16,369             3,047            27,733
Repurchased..............       (934,031)       (1,272,373)         (524,322)         (823,654)
                            ------------      ------------       -----------      ------------
NET INCREASE
(DECREASE)...............         89,318          (394,425)          (99,343)         (427,294)
                            ============      ============       ===========      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The shares of the Fund are only sold to Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts to fund variable annuity contracts and variable life insurance policies they issue.

The Fund, which consists of 13 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Mid-Cap Equity which commenced operations on January 21, 1997.

The investment objectives of each Portfolio are as follows:

      PORTFOLIO                             INVESTMENT OBJECTIVE
     Money Market       Seeks high current income, preservation of capital and
                        liquidity by investing in short-term money market
                        instruments.
    North American      Seeks to earn a high level of current income while
Government Securities   maintaining relatively low volatility of principal by
                        primarily investing in investment grade fixed income
                        securities issued or guaranteed by the U.S., Canadian or
                        Mexican governments.
     Diversified        Seeks, as a primary objective, to earn a high level of
        Income          current income and, as a secondary objective, to maximize
                        total return, but only to the extent consistent with its
                        primary objective, by equally allocating its assets among
                        three separate groupings of fixed income securities.
   Balanced Growth      Seeks to achieve capital growth with reasonable current
                        income by investing in common stock of companies which have a record of paying dividends and have the potential for
                        increasing dividends, securities convertible into common
                        stock and in investment grade fixed income securities.
      Utilities*        Seeks both capital appreciation and current income by
                        investing in equity and fixed income securities of companies in the utilities industry. Prior to August 5, 1999, the
                        investment objective was to provide current income and
                        long-term growth of income and capital by investing in
                        equity and fixed income securities of companies in the
                        public utilities industry.
       Dividend         Seeks to provide reasonable current income and long-term
        Growth          growth of income and capital by investing primarily in
                        common stock of companies with a record of paying dividends and the potential for increasing dividends.
     Value-Added        Seeks to achieve a high level of total return on its assets
        Market          through a combination of capital appreciation and current
                        income by investing, on an equally-weighted basis, in a
                        diversified portfolio of common stocks of the companies
                        which are represented in the Standard & Poor's 500 Composite
                        Stock Price Index.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

      PORTFOLIO                             INVESTMENT OBJECTIVE
        Growth          Seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies.
American Opportunities  Seeks long-term capital growth consistent with an effort to
  (formerly American    reduce volatility by investing principally in common stock
        Value)          of companies in industries which, at the time of the
                        investment, are believed to be undervalued in the
                        marketplace.
    Mid-Cap Equity      Seeks long-term capital appreciation by investing primarily
  (formerly Mid-Cap     in equity securities of mid-cap companies (that is,
       Growth)          companies whose equity market capitalization falls within
                        the range of approximately $200 million to $12 billion).
    Global Equity       Seeks a high level of total return on its assets primarily through long-term capital growth and, to a lesser extent,
                        from income, through investments in all types of common
                        stocks and equivalents (such as convertible securities and warrants), preferred stocks and bonds and other debt
                        obligations of domestic and foreign companies and
                        governments and international organizations.
      Developing        Seeks long-term capital growth by investing primarily in
        Growth          common stocks of smaller and medium-sized companies that, in the opinion of the Investment Manager, have the potential
                        for growing more rapidly than the economy and which may
                        benefit from new products or services, technological
                        developments or changes in management.
       Emerging         Seeks long-term capital appreciation by investing primarily
       Markets          in equity securities of companies in emerging market
                        countries. The Portfolio may invest up to 35% of its total assets in high risk fixed income securities that are rated below investment grade or are unrated.

* On August 4, 1999, shareholders approved a change in the investment objective.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), or (in the case of Growth) by Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM"), or (in the case of the North American Government Securities, Mid-Cap Equity and Emerging Markets) by TCW Investment Management Company ("TCW"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Money Market Portfolio amortizes premiums and accretes discounts over the life of the respective securities; gains and losses realized upon the sale of securities are based on amortized cost. For all other Portfolios, discounts are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of approximately $96,000 ($8,000 for each respective Portfolio, excluding Mid-Cap Equity) which have

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

been reimbursed for the full amount thereof, exclusive of amounts waived of approximately $22,000 ($1,833 for each respective Portfolio, excluding Mid-Cap Equity). Such expenses were deferred and fully amortized as of November 8, 1999.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

                                          ANNUAL                                            ANNUAL
PORTFOLIO                                  RATE   PORTFOLIO                                  RATE
---------                                 ------  ---------                                 ------
Money Market............................   0.50%  Growth .................................   0.80%
North American Government Securities....   0.65   American Opportunities .................  **
Diversified Income......................   0.40   Mid-Cap Equity .........................   0.75
Balanced Growth.........................   0.60   Global Equity ..........................   1.00
Utilities...............................   0.65   Developing Growth ......................   0.50
Dividend Growth.........................   *      Emerging Markets .......................   1.25
Value-Added Market......................   0.50

----------------

 * 0.625% to the portion of the daily net assets not exceeding $500 million and 0.50% to the portion of daily net assets in excess of $500 million. Effective May 1, 1999, the agreement was amended to reduce the annual rate to 0.475% of the portion of daily net assets exceeding $1 billion.
** Effective May 1, 1999, the Agreement was amended to reduce the annual rate from 0.625% of daily net assets to 0.625% of the portion of the daily net assets not exceeding $500 million and 0.60% of the portion to daily net assets in excess of $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under Sub-Advisory Agreements between MSDWIM and the Investment Manager and TCW and the Investment Manager, MSDWIM provides Growth and TCW provides North American Government Securities, Mid-Cap Equity, and Emerging Markets with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

Investment Manager. As compensation for their services provided pursuant to the Sub-Advisory Agreements, the Investment Manager pays MSDWIM and TCW monthly compensation equal to 40% of its monthly compensation.

For the period January 1, 1999 through November 8, 1999, the Investment Manager reimbursed all operating expenses and waived the compensation provided for in its Investment Management Agreement with Mid-Cap Equity.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 1999 were as follows:

                                               U.S.GOVERNMENT SECURITIES                     OTHER
                                            -------------------------------    ----------------------------------
                                             PURCHASES     SALES/MATURITIES      PURCHASES       SALES/MATURITIES
                                            -----------    ----------------    --------------    ----------------
Money Market............................    $61,239,664      $70,484,730       $  756,934,843     $  738,736,843
North American Government Securities....      4,964,204        3,015,612             --                --
Diversified Income......................     13,664,047       17,507,560           45,089,695         42,364,270
Balanced Growth.........................     16,018,452        4,670,232           45,234,628         39,041,325
Utilities...............................        745,859          237,773           65,896,982         33,857,990
Dividend Growth.........................        --              --                758,744,091        756,296,143
Value-Added Market......................        --              --                 38,507,409         39,303,777
Growth..................................        --              --                 73,372,684         56,641,818
American Opportunities..................     19,504,688       19,442,344        1,753,296,251      1,650,717,259
Mid-Cap Equity..........................        --              --                136,407,017        115,722,768
Global Equity...........................        --              --                104,876,287        101,451,004
Developing Growth.......................        --              --                161,764,427        168,001,684
Emerging Markets........................        --              --                 13,004,272         13,097,359

Included in the aforementioned sales of portfolio securities of Value-Added Market are sales of Morgan Stanley Dean Witter & Co., an affiliate of the Investment Manager, of $228,264, as well as realized gain of $154,854.

Included in the aforementioned purchases of portfolio securities of Value-Added Market are purchases of Hartford Financial Services Group, an affiliate of the Fund, of $61,920.

Included in the aforementioned purchases of portfolio securities of Mid-Cap Equity are purchases of Hartford Life Inc., an affiliate of the Fund, of $1,189,003.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

For the year ended December 31, 1999, the following Portfolios incurred brokerage commissions with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, for executed portfolio transactions:

DIVERSIFIED   BALANCED               DIVIDEND     AMERICAN      MID-CAP     GLOBAL    DEVELOPING
  INCOME       GROWTH    UTILITIES    GROWTH    OPPORTUNITIES    EQUITY     EQUITY      GROWTH
-----------   --------   ---------   --------   -------------   --------   --------   ----------
   $525       $31,733     $21,517    $119,495      $59,078      $22,769     $7,932     $38,648
   ====       =======     =======    ========      =======      =======     ======     =======

For the year ended December 31, 1999, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affililiate of the Investment Manager, for executed portfolio transactions:

BALANCED   DIVIDEND                AMERICAN      MID-CAP     GLOBAL    DEVELOPING   EMERGING
 GROWTH     GROWTH     GROWTH    OPPORTUNITIES    EQUITY     EQUITY      GROWTH     MARKETS
--------   --------   --------   -------------   --------   --------   ----------   --------
 $8,985    $103,820   $11,475       $272,223      $8,365    $25,287      $9,645      $1,878
 ======    ========   =======       ========      ======    =======      ======      ======

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

4. FEDERAL INCOME TAX STATUS

At December 31, 1999, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                           (AMOUNTS IN THOUSANDS)
                                                    ------------------------------------
          AVAILABLE THROUGH DECEMBER 31,            2004   2005    2006    2007   TOTAL
          ------------------------------            -----  -----  ------  ------  ------
North American Government Securities                 $8     $2    $    4  $    6  $   20
Diversified Income                                  --     --        153   1,214   1,367
Emerging Markets                                    --     --      4,296    --     4,296

During the year ended December 31, 1999, the following Portfolios utilized approximate net capital loss carryovers: Mid-Cap Equity -- $2,391,000; Global Equity -- $3,935,000; Developing Growth -- $1,203,000; Emerging Markets -- $545,000.

Net capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 1999: Global Equity -- $81,000; Emerging Markets -- $5,000.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

At December 31, 1999, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                                                             PERMANENT DIFFERENCES
                                              TEMPORARY DIFFERENCES      -----------------------------
                                          -----------------------------    FOREIGN           NET
                                          POST-OCTOBER  LOSS DEFERRALS     CURRENCY       OPERATING
                                             LOSSES     FROM WASH SALES  GAINS/LOSSES       LOSS
                                          ------------  ---------------  ------------  ---------------
Diversified Income......................                           -              -
Balanced Growth.........................                           -
Dividend Growth.........................                           -
Value-Added.............................                           -
Growth..................................                           -                              -
American Opportunities..................                           -              -
Mid-Cap Equity..........................                           -
Global Equity...........................           -               -              -
Developing Growth.......................                           -
Emerging Markets........................           -               -              -               -

Additionally, Diversified Income had temporary differences attributable to the mark-to-market of open forward foreign currency exchange contracts and interest on bonds in default and American Opportunities had temporary differences attributable to the mark-to-market of open futures contracts.

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                           ACCUMULATED      ACCUMULATED
                                          UNDISTRIBUTED    UNDISTRIBUTED
                                          NET INVESTMENT   NET REALIZED      PAID-IN
                                          INCOME (LOSS)     GAIN (LOSS)      CAPITAL
                                          --------------  ---------------  ------------
North American Government Securities....   $      8,954     $   (8,954)        --
Diversified Income......................     (1,071,060)     1,071,060         --
Balanced Growth.........................            610           (610)        --
Utilities...............................            (69)            69         --
Growth..................................         71,745        (71,745)        --
American Opportunities..................         (9,629)         9,629         --
Global Equity...........................        (35,534)        35,534         --
Developing Growth.......................         (5,398)         9,555      $  (4,157)
Emerging Markets........................        (30,872)        75,850        (44,978)

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 1999, Diversified Income and Emerging Markets had outstanding forward contracts.

Some of the Portfolios may purchase and sell stock index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolios securities or an increase in prices of securities that may be purchased.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities.

At December 31, 1999, Emerging Markets' cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Portfolio's custodian.

6. OTHER BUSINESS

North American Government and Emerging Markets -- On April 22, 1999, the Fund's Board of Trustees approved the termination of these Portfolios and the substitution of shares of similar portfolios of the Morgan Stanley Dean Witter Universal Funds. The substitution will not be consumated unless authorized by the Securities and Exchange Commission. Effective September 7, 1999, shares of the Portfolios were no longer offered for new investment other than through reinvestment of dividends.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                     NET ASSET                                                                                   TOTAL
                       VALUE         NET        NET REALIZED    TOTAL FROM                   DISTRIBUTIONS     DIVIDENDS
     YEAR ENDED      BEGINNING    INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO         TO              AND
    DECEMBER 31      OF PERIOD      INCOME      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1995                   $ 1.00       $0.06          --             $ 0.06        $(0.06)         --               $(0.06)
1996                     1.00        0.05          --               0.05         (0.05)         --                (0.05)
1997                     1.00        0.05          --               0.05         (0.05)         --                (0.05)
1998                     1.00        0.05          --               0.05         (0.05)         --                (0.05)
1999                     1.00        0.05          --               0.05         (0.05)         --                (0.05)
NORTH AMERICAN GOVERNMENT SECURITIES
1995                    10.04        0.53          $ 0.11           0.64         (0.50)         --                (0.50)
1996                    10.18        0.52           (0.09)          0.43         (0.52)         --                (0.52)
1997                    10.09        0.48            0.09           0.57         (0.49)         --                (0.49)
1998                    10.17        0.46           (0.03)          0.43         (0.45)         --                (0.45)
1999                    10.15        0.47           (0.13)          0.34         (0.46)         --                (0.46)
DIVERSIFIED INCOME
1995                    10.05        0.57            0.11           0.68         (0.51)         --                (0.51)
1996                    10.22        0.80            0.13           0.93         (0.82)         $(0.01)           (0.83)
1997                    10.32        0.80            0.02           0.82         (0.83)          (0.02)           (0.85)
1998                    10.29        0.79           (0.37)          0.42         (0.77)          (0.01)           (0.78)
1999                     9.93        0.78           (0.96)         (0.18)        (0.77)          (0.02)=/=        (0.79)
BALANCED GROWTH
1995                    10.04        0.40            1.85           2.25         (0.40)         --                (0.40)
1996                    11.89        0.33            1.25           1.58         (0.33)          (0.07)           (0.40)
1997                    13.07        0.29            2.01           2.30         (0.30)          (0.04)           (0.34)
1998                    15.03        0.44            1.68           2.12         (0.43)          (0.34)           (0.77)
1999                    16.38        0.48            0.15           0.63         (0.48)          (1.90)           (2.38)
UTILITIES
1995                    10.04        0.45            2.30           2.75         (0.44)         --                (0.44)
1996                    12.35        0.43            0.60           1.03         (0.43)          (0.01)           (0.44)
1997                    12.94        0.39            2.96           3.35         (0.40)          (0.05)           (0.45)
1998                    15.84        0.37            3.06           3.43         (0.37)          (0.19)           (0.56)
1999                    18.71        0.34            7.69           8.03         (0.34)          (0.15)           (0.49)
DIVIDEND GROWTH
1995                     9.97        0.36            3.57           3.93         (0.36)         --                (0.36)
1996                    13.54        0.34            2.94           3.28         (0.35)          (0.02)           (0.37)
1997                    16.45        0.38            3.80           4.18         (0.38)          (0.68)           (1.06)
1998                    19.57        0.39            3.38           3.77         (0.39)          (0.90)           (1.29)
1999                    22.05        0.40           (0.10)          0.30         (0.40)          (2.03)           (2.43)
VALUE-ADDED MARKET
1995                     9.90        0.31            2.34           2.65         (0.31)         --                (0.31)
1996                    12.24        0.23            1.93           2.16         (0.23)          (0.01)           (0.24)
1997                    14.16        0.23            3.43           3.66         (0.23)          (0.03)           (0.26)
1998                    17.56        0.22            1.90           2.12         (0.22)          (0.27)           (0.49)
1999                    19.19        0.22            2.08           2.30         (0.22)          (0.73)           (0.95)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                     RATIOS TO AVERAGE NET ASSETS      RATIOS TO AVERAGE NET ASSETS
                                                    (BEFORE EXPENSES WERE ASSUMED)    (AFTER EXPENSES WERE ASSUMED)
                NET ASSET               NET ASSETS  -------------------------------   ------------------------------
                  VALUE                   END OF                         NET                              NET          PORTFOLIO
  YEAR ENDED     END OF       TOTAL       PERIOD                     INVESTMENT                        INVESTMENT      TURNOVER
  DECEMBER 31    PERIOD      RETURN+     (000'S)     EXPENSES          INCOME          EXPENSES          INCOME          RATE
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1995             $ 1.00        6.10 %    $ 42,089      0.81%             5.11%          --                5.92%         N/A
1996               1.00        5.07        87,002      0.59              4.94            0.57%            4.96          N/A
1997               1.00        5.21        84,045      0.55              5.08            0.55             5.08          N/A
1998               1.00        5.16       120,185      0.55              5.02            0.55             5.02          N/A
1999               1.00        4.78       135,675      0.54              4.67            0.54             4.67          N/A
NORTH AMERICAN
GOVERNMENT
SECURITIES
1995              10.18        6.40         1,288      2.50*             3.24*          --                5.74             18%
1996              10.09        4.35         4,172      1.45              4.55            0.50             5.50             48
1997              10.17        5.91         5,091      1.26              4.75            1.26             4.75             27
1998              10.15        4.28         8,389      1.15              4.52            1.15             4.52             51
1999              10.03        3.40         9,421      1.01              4.60            1.01             4.60             53
DIVERSIFIED
INCOME
1995              10.22        6.96         8,972      1.33              5.95           --                7.28             33
1996              10.32        9.54        32,119      0.71              8.26            0.50             8.47             69
1997              10.29        8.32        62,287      0.55              8.09            0.55             8.09            110
1998               9.93        4.22        93,991      0.49              7.92            0.49             7.92            111
1999               8.96       (1.83)       86,270      0.48              8.31            0.48             8.31             69
BALANCED GROWTH
1995              11.89       22.86        16,311      1.39              2.45           --                3.84             99
1996              13.07       13.54        38,893      0.90              2.35            0.50             2.75             88
1997              15.03       17.87        71,323      0.86              2.13            0.86             2.13             64
1998              16.38       14.41       107,852      0.71              2.87            0.71             2.87             93
1999              14.63        3.52       128,299      0.64              3.10            0.64             3.10             37
UTILITIES
1995              12.35       28.05        17,959      1.43              3.01           --                4.44              3
1996              12.94        8.48        35,686      0.80              3.16            0.50             3.46             15
1997              15.84       26.45        50,766      0.76              2.83            0.76             2.83             34
1998              18.71       22.23        85,683      0.71              2.21            0.71             2.21             19
1999              26.25       43.71       165,368      0.70              1.63            0.70             1.63             31
DIVIDEND GROWTH
1995              13.54       40.13        78,694      0.83              2.80           --                3.63              4
1996              16.45       24.49       258,101      0.67              2.44            0.67             2.44             39
1997              19.57       26.12       518,419      0.65              2.11            0.65             2.11             26
1998              22.05       19.73       723,285      0.63              1.87            0.63             1.87             39
1999              19.92        0.53       742,811      0.60              1.86            0.60             1.86            101
VALUE-ADDED
MARKET
1995              12.24       27.14        23,970      1.46              1.64           --                3.10              4
1996              14.16       17.78        73,516      0.64              1.69            0.56             1.77              4
1997              17.56       26.12       141,316      0.58              1.49            0.58             1.49              8
1998              19.19       12.19       174,824      0.55              1.20            0.55             1.20             14
1999              20.54       12.15       189,708      0.55              1.11            0.55             1.11             21

-------------------------------------------------------------------

                                 EMPTY FOOTNOTE

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                     NET ASSET       NET                                                                         TOTAL
                       VALUE      INVESTMENT    NET REALIZED    TOTAL FROM                   DISTRIBUTIONS     DIVIDENDS
     YEAR ENDED      BEGINNING      INCOME     AND UNREALIZED   INVESTMENT   DIVIDENDS TO         TO              AND
    DECEMBER 31      OF PERIOD      (LOSS)      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
GROWTH
1995                   $10.05       $0.26          $ 1.05         $ 1.31        $(0.29)         --               $(0.29)
1996                    11.07        0.08            2.52           2.60         (0.08)         $(0.04)           (0.12)
1997                    13.55        0.09            3.09           3.18         (0.10)          (0.07)           (0.17)
1998                    16.56       --               2.16           2.16        --               (0.49)           (0.49)
1999                    18.23       (0.02)           6.65           6.63        --               (1.59)           (1.59)
AMERICAN OPPORTUNITIES
1995                    10.05        0.21            3.66           3.87         (0.21)         --                (0.21)
1996                    13.71        0.08            1.68           1.76         (0.10)          (0.07)           (0.17)
1997                    15.30        0.07            4.73           4.80         (0.06)          (0.35)           (0.41)
1998                    19.69        0.13            5.57           5.70         (0.14)          (1.94)           (2.08)
1999                    23.31        0.08           11.76          11.84         (0.07)          (2.48)           (2.55)
MID-CAP EQUITY
1997 (a)                10.00        0.18            1.39           1.57         (0.17)         --                (0.17)
1998                    11.40        0.06            0.57           0.63         (0.07)          (0.10)           (0.17)
1999                    11.86        0.06           10.81          10.87         (0.06)          (0.01)           (0.07)
GLOBAL EQUITY
1995                     9.94        0.29            1.05           1.34         (0.29)         --                (0.29)
1996                    10.99        0.15            1.10           1.25         (0.17)          (0.01)           (0.18)
1997                    12.06        0.12            0.92           1.04         (0.11)          (0.02)           (0.13)
1998                    12.97        0.14            1.81           1.95         (0.18)          (0.05)           (0.23)
1999                    14.69        0.06            4.94           5.00         (0.06)         --                (0.06)
DEVELOPING GROWTH
1995                    10.13        0.24            4.88           5.12         (0.25)         --                (0.25)
1996                    15.00        0.02            1.92           1.94         (0.03)          (0.03)++         (0.06)
1997                    16.88        0.05            2.27           2.32         (0.04)         --                (0.04)
1998                    19.16        0.03            1.69           1.72         (0.04)          (0.03)           (0.07)
1999                    20.81        0.01           19.23          19.24         (0.01)         --                (0.01)
EMERGING MARKETS
1995                    10.04        0.29           (0.33)         (0.04)        (0.31)         --                (0.31)
1996                     9.69        0.16            1.51           1.67         (0.16)         --                (0.16)
1997                    11.20        0.06            0.11           0.17         (0.06)         --                (0.06)
1998                    11.31        0.07           (3.33)         (3.26)        (0.07)          (0.07)+++        (0.14)
1999                     7.91       --               6.60           6.60        --               (0.02)=/=        (0.02)

-------------------------------------------------------------------
(a)    For the period January 21, 1997 (commencement of operations)
       through December 31, 1997.
 +     Calculated based on the net asset value as of the last
       business day of the period.
++     Includes distributions from paid-in-capital of $0.01.
+++    Includes distributions from paid-in-capital of $0.04.
=/=    Distribution from paid-in-capital.
 *     After application of the Fund's expense limitation.
(1)    Not annualized.
(2)    Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                     RATIOS TO AVERAGE NET ASSETS      RATIOS TO AVERAGE NET ASSETS
                                                    (BEFORE EXPENSES WERE ASSUMED)    (AFTER EXPENSES WERE ASSUMED)
                NET ASSET               NET ASSETS  -------------------------------   ------------------------------
                  VALUE                   END OF                         NET                              NET          PORTFOLIO
  YEAR ENDED     END OF       TOTAL       PERIOD                     INVESTMENT                        INVESTMENT      TURNOVER
  DECEMBER 31    PERIOD      RETURN+     (000'S)     EXPENSES       INCOME (LOSS)      EXPENSES      INCOME (LOSS)       RATE
--------------------------------------------------------------------------------------------------------------------------------
GROWTH
1995             $11.07       13.29 %    $  3,956      2.50%            (0.64)%         --                1.86 %           39%
1996              13.55       23.56        18,215      1.22             (0.03)           0.50%            0.69             47
1997              16.56       23.07        40,311      1.01              0.13            1.01             0.13             55
1998              18.23       13.22        53,504      1.06              0.01            1.06             0.01            223
1999              23.27       39.10        96,699      0.90             (0.11)           0.90            (0.11)            88
AMERICAN
OPPORTUNITIES
1995              13.71       38.95        38,235      0.96              1.11           --                2.07            174
1996              15.30       12.95       120,904      0.71              0.52            0.69             0.54            232
1997              19.69       31.93       230,014      0.68              0.42            0.68             0.42            262
1998              23.31       30.78       371,633      0.66              0.62            0.66             0.62            325
1999              32.60       55.81       768,751      0.66              0.29            0.66             0.29            360
MID-CAP EQUITY
1997 (a)          11.40       15.84 (1)    19,236      1.12 (2)          0.65 (2)       --                1.77 (2)        104 (1)
1998              11.86        5.67        28,198      0.98             (0.40)          --                0.58            323
1999              22.66       92.10        84,949      0.92             (0.35)           0.20             0.37            318
GLOBAL EQUITY
1995              10.99       13.76        17,074      1.69              1.09           --                2.78             74
1996              12.06       11.43        59,246      1.25              0.69            0.72             1.22             62
1997              12.97        8.66       102,229      1.13              0.91            1.13             0.91             87
1998              14.69       15.11       125,522      1.10              1.01            1.10             1.01             80
1999              19.63       34.14       173,743      1.08              0.36            1.08             0.36             79
DEVELOPING
GROWTH
1995              15.00       51.26        17,412      1.24              0.86           --                2.10             80
1996              16.88       12.95        61,120      0.68             (0.04)           0.58             0.06            146
1997              19.16       13.77        82,690      0.60              0.26            0.60             0.26            149
1998              20.81        9.04        81,625      0.59              0.19            0.59             0.19            193
1999              40.04       92.52       160,595      0.58              0.06            0.58             0.06            178
EMERGING
MARKETS
1995               9.69       (0.57)        4,092      2.50 *            0.18 *         --                2.68             36
1996              11.20       17.69        17,240      2.02             (0.10)           0.50             1.42             46
1997              11.31        1.27        23,815      1.71              0.49            1.71             0.49             91
1998               7.91      (29.03)       13,272      1.73              0.72            1.73             0.72            116
1999              14.49       83.53        22,889      1.84             (0.03)           1.84            (0.03)            82

-------------------------------------------------------------------
(a)    For the period January 21, 1997 (commencement of operations)
       through December 31, 1997.
 +     Calculated based on the net asset value as of the last
       business day of the period.
++     Includes distributions from paid-in-capital of $0.01.
+++    Includes distributions from paid-in-capital of $0.04.
=/=
 *     After application of the Fund's expense limitation.
(1)    Not annualized.
(2)    Annualized.

                                 EMPTY FOOTNOTE

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, North American Government Securities Portfolio, Diversified Income Portfolio, Balanced Growth Portfolio, Utilities Portfolio, Dividend Growth Portfolio, Value-Added Market Portfolio, Growth Portfolio, American Opportunities Portfolio (formerly American Value Portfolio), Mid-Cap Equity Portfolio (formerly Mid-Cap Growth Portfolio), Global Equity Portfolio, Developing Growth Portfolio and Emerging Markets Portfolio (constituting Morgan Stanley Dean Witter Select Dimensions Investment Series, hereafter referred to as the "Fund") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 16, 2000

                                    Trustees
          ------------------------------------------------------------

              Michael Bozic                   Dr. Manuel H. Johnson
              Charles A. Fiumefreddo              Michael E. Nugent
              Edwin J. Garn                       Philip J. Purcell
              Wayne E. Hedien                     John L. Schroeder

                                    Officers
          ------------------------------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                               Mitchell M. Merin
                                   PRESIDENT

                                   Barry Fink
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                Thomas F. Caloia
                                   TREASURER

                     Transfer Agent                                       Independent Accountants
    ------------------------------------------------          ------------------------------------------------
          Morgan Stanley Dean Witter Trust FSB                           PricewaterhouseCoopers LLP
         Harborside Financial Center--Plaza Two                         1177 Avenue of the Americas
             Jersey City, New Jersey 07311                                New York, New York 10036

                               Investment Manager
          ------------------------------------------------------------
                    Morgan Stanley Dean Witter Advisors Inc.
                             Two World Trade Center
                            New York, New York 10048

                                  Sub-Advisors
          ------------------------------------------------------------
              North American Government Securities, Mid-Cap Equity
                        and Emerging Markets Portfolios
                       ----------------------------------
                       TCW Investment Management Company

                                Growth Portfolio
                                 --------------
             Morgan Stanley Dean Witter Investment Management Inc.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

                                   #40474